                                                                    EXHIBIT 10.8

                        MASTER CREDIT FACILITY AGREEMENT

                                 BY AND BETWEEN

                         THE BORROWERS SIGNATORY HERETO

                                       AND

                      PRUDENTIAL MULTIFAMILY MORTGAGE, INC.

                                   DATED AS OF

                                   May 2, 2003

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                                TABLE OF CONTENTS

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MASTER CREDIT FACILITY AGREEMENT.......................................................................1
ARTICLE 1 THE COMMITMENT...............................................................................2
   SECTION 1.01. The Commitment........................................................................2
   SECTION 1.02. Requests for Advances.................................................................2
   SECTION 1.03. Maturity Date of Advances.............................................................2
   SECTION 1.04. Interest on Advances..................................................................3
   SECTION 1.05. Coupon Rates for Advances.............................................................4
   SECTION 1.06. Notes.................................................................................4
   SECTION 1.07. Extension of Variable Facility Termination Date.......................................5
   SECTION 1.08. Conversion from Variable Facility Commitment to Fixed Facility Commitment.............5
   SECTION 1.09. Limitations on Right to Convert.......................................................6
   SECTION 1.10. Conditions to Conversion..............................................................6
   SECTION 1.11. Defeasance; Yield Maintenance.........................................................6
ARTICLE 2 THE ADVANCES.................................................................................7
   SECTION 2.01. Rate Setting for an Advance...........................................................7
   SECTION 2.02. Advance Confirmation Instrument for Variable Advances.................................7
   SECTION 2.03. Breakage and other Costs..............................................................7
   SECTION 2.04. Advances..............................................................................8
   SECTION 2.05. Determination of Allocable Facility Amount and Valuations.............................8
ARTICLE 3 COLLATERAL CHANGES...........................................................................9
   SECTION 3.01. Right to Add Collateral...............................................................9
   SECTION 3.02. Procedure for Adding Collateral.......................................................9
   SECTION 3.03. Right to Obtain Releases of Collateral...............................................10
   SECTION 3.04. Procedure for Obtaining Releases of Collateral.......................................10
   SECTION 3.05. Right to Substitute Collateral.......................................................11
ARTICLE 4 EXPANSION OF CREDIT FACILITY................................................................12
   SECTION 4.01. Right to Increase Commitment.........................................................12
   SECTION 4.02. Procedure for Obtaining Increases in Commitment......................................12
   SECTION 4.03. Closing..............................................................................13
ARTICLE 5 TERMINATION OF FACILITIES...................................................................13
   SECTION 5.01. Right to Complete or Partial Termination of Facilities...............................13
   SECTION 5.02. Procedure for Complete or Partial Termination of Facilities..........................13
   SECTION 5.03. Right to Terminate Credit Facility...................................................13
   SECTION 5.04. Procedure for Terminating Credit Facility............................................14
ARTICLE 6 CONDITIONS PRECEDENT TO ALL REQUESTS........................................................14
   SECTION 6.01. Conditions Applicable to All Requests................................................14
   SECTION 6.02. Conditions Precedent to Initial Advance..............................................16
   SECTION 6.03. Conditions Precedent to Future Advances..............................................16
   SECTION 6.04. Conditions Precedent to Addition of an Additional Mortgaged Property to the
                 Collateral Pool......................................................................17
   SECTION 6.05. Conditions Precedent to Release of Property from the Collateral Pool.................18
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   SECTION 6.06. Intentionally Omitted................................................................19
   SECTION 6.07. Conditions Precedent to Increase in Commitment.......................................19
   SECTION 6.08. Conditions Precedent to Conversion...................................................19
   SECTION 6.09. Conditions Precedent to Complete or Partial Termination of Facilities................20
   SECTION 6.10. Conditions Precedent to Termination of Credit Facility...............................20
   SECTION 6.11. Delivery of Closing Documents Relating to Advance Request, Addition Request
                 or Expansion Request.................................................................21
   SECTION 6.12. Delivery of Property-Related Documents...............................................21
ARTICLE 7 REPRESENTATIONS AND WARRANTIES..............................................................22
   SECTION 7.01. Representations and Warranties of Borrower...........................................22
   SECTION 7.02. Representations and Warranties of Lender.............................................22
ARTICLE 8 AFFIRMATIVE COVENANTS OF BORROWER...........................................................22
   SECTION 8.01. Compliance with Agreements...........................................................23
   SECTION 8.02. Maintenance of Existence.............................................................23
   SECTION 8.03. Financial Statements; Accountants' Reports; Other Information........................23
   SECTION 8.04. Access to Records; Discussions With Officers and Accountants.........................25
   SECTION 8.05. Certificate of Compliance............................................................25
   SECTION 8.06. Maintain Licenses....................................................................25
   SECTION 8.07. Inform Lender of Material Events.....................................................25
   SECTION 8.08. Compliance with Applicable Laws......................................................26
   SECTION 8.09. Alterations to the Mortgaged Properties..............................................27
   SECTION 8.10. Loan Document Taxes..................................................................27
   SECTION 8.11. Further Assurances...................................................................28
   SECTION 8.12. Transfer of Ownership Interest of Borrower and Guarantor.............................28
   SECTION 8.13. Transfer of Ownership of Mortgaged Property..........................................29
   SECTION 8.14. Change in Senior Management..........................................................30
   SECTION 8.15. Date-Down Endorsements...............................................................30
   SECTION 8.16. Ownership of Mortgaged Properties....................................................30
   SECTION 8.17. Facility Balancing...................................................................30
   SECTION 8.18. Financial Covenants..................................................................31
ARTICLE 9 NEGATIVE COVENANTS OF BORROWER..............................................................40
   SECTION 9.01. Other Activities.....................................................................40
   SECTION 9.02. Liens................................................................................41
   SECTION 9.03. Indebtedness.........................................................................41
   SECTION 9.04. Principal Place of Business..........................................................41
   SECTION 9.05. Condominiums.........................................................................41
   SECTION 9.06. Restrictions on Distributions........................................................41
ARTICLE 10 FEES.......................................................................................41
   SECTION 10.01.Standby Fee..........................................................................41
   SECTION 10.02.Rate Preservation Fee................................................................41
   SECTION 10.03.Origination Fees.....................................................................42
   SECTION 10.04.Due Diligence Fees...................................................................42
   SECTION 10.05.Legal Fees and Expenses..............................................................42
   SECTION 10.06.Failure to Close any Request.........................................................43
ARTICLE 11 EVENTS OF DEFAULT..........................................................................43
   SECTION 11.01.Events of Default....................................................................43
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ARTICLE 12 REMEDIES...................................................................................45
   SECTION 12.01.Remedies; Waivers....................................................................45
   SECTION 12.02.Waivers; Rescission of Declaration...................................................45
   SECTION 12.03.Lender's Right to Protect Collateral and Perform Covenants and Other Obligations.....46
   SECTION 12.04.No Remedy Exclusive..................................................................46
   SECTION 12.05.No Waiver............................................................................46
   SECTION 12.06.No Notice............................................................................46
ARTICLE 13 RIGHTS OF FANNIE MAE.......................................................................46
   SECTION 13.01.Special Pool Purchase Contract.......................................................46
   SECTION 13.02.Assignment of Rights.................................................................47
   SECTION 13.03.Release of Collateral................................................................47
   SECTION 13.04.Replacement of Lender................................................................47
   SECTION 13.05.Fannie Mae and Lender Fees and Expenses..............................................47
   SECTION 13.06.Third-Party Beneficiary..............................................................48
ARTICLE 14 INSURANCE, REAL ESTATE TAXES AND REPLACEMENT RESERVES......................................48
   SECTION 14.01.Insurance and Real Estate Taxes......................................................48
   SECTION 14.02.Replacement Reserves.................................................................48
ARTICLE 15 LIMITS ON PERSONAL LIABILITY...............................................................48
   SECTION 15.01.Personal Liability to Borrower.......................................................48
ARTICLE 16 [Intentionally Omitted.]...................................................................49
ARTICLE 17 MISCELLANEOUS PROVISIONS...................................................................49
   SECTION 17.01.Counterparts.........................................................................49
   SECTION 17.02.Amendments, Changes and Modifications................................................50
   SECTION 17.03.Payment of Costs, Fees and Expenses..................................................50
   SECTION 17.04.Payment Procedure....................................................................51
   SECTION 17.05.Payments on Business Days............................................................51
   SECTION 17.06.Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial.........................51
   SECTION 17.07.Severability.........................................................................52
   SECTION 17.08.Notices..............................................................................52
   SECTION 17.09.Further Assurances and Corrective Instruments........................................54
   SECTION 17.10.Term of this Agreement...............................................................55
   SECTION 17.11.Assignments; Third-Party Rights......................................................55
   SECTION 17.12.Headings.............................................................................55
   SECTION 17.13.General Interpretive Principles......................................................55
   SECTION 17.14.Interpretation.......................................................................55
   SECTION 17.15.Standards for Decisions, Etc.........................................................56
   SECTION 17.16.Decisions in Writing.................................................................56
   SECTION 17.17.Requests.............................................................................56
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                                      iii

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                                    EXHIBITS

EXHIBIT A        Schedule of Initial Mortgaged Properties and Initial Valuations
EXHIBIT B        Fixed Facility Note
EXHIBIT C        Variable Facility Note
EXHIBIT D        Intentionally Omitted
EXHIBIT E        Intentionally Omitted
EXHIBIT F        Compliance Certificate
EXHIBIT G-1      Borrower Organizational Certificate
EXHIBIT G-2      Guarantor Organizational Certificate
EXHIBIT H        Conversion Request
EXHIBIT I        Master Credit Facility Agreement Conversion Amendment
EXHIBIT J        Rate Form
EXHIBIT K        Advance Confirmation Instrument
EXHIBIT L        Advance Request
EXHIBIT M        Request (Addition/Release)
EXHIBIT N        Confirmation of Obligations
EXHIBIT O        Expansion Request
EXHIBIT P        Facility Termination Request
EXHIBIT Q        Amendment to Master Credit Facility Agreement
EXHIBIT R        Credit Facility Termination Request
EXHIBIT S        Guaranty
EXHIBIT T        Certificate of Borrower

APPENDIX I       Definitions

                        MASTER CREDIT FACILITY AGREEMENT

       THIS MASTER CREDIT FACILITY AGREEMENT is made as of the 2nd day of May, 2003 by and among (i) BRE-FMCF, LLC, a Delaware limited liability company (together with any Additional Borrowers, individually and collectively, "Borrower"), and (ii) PRUDENTIAL MULTIFAMILY MORTGAGE, INC., a Delaware corporation ("Lender").

                                    RECITALS

       A. Borrower owns one or more Multifamily Residential Properties (unless otherwise defined or the context clearly indicates otherwise, capitalized terms shall have the meanings ascribed to such terms in Appendix I of this Agreement) as more particularly described in Exhibit A to this Agreement.

       B. Borrower has requested that Lender establish a $100,000,000 Credit Facility in favor of Borrower, comprised initially of a $100,000,000 Variable Facility, all or part of which can be converted to a Fixed Facility in accordance with, and subject to, the terms and conditions of this Agreement.

       C. To secure the obligations of Borrower under this Agreement and the other Loan Documents issued in connection with the Credit Facility, Borrower shall create a Collateral Pool in favor of Lender. The Collateral Pool shall be comprised of (i) the Multifamily Residential Properties listed on Exhibit A and
(ii) any other collateral pledged to Lender from time to time by Borrower pursuant to this Agreement or any other Loan Documents.

       D. Each Note and Security Document related to the Mortgaged Properties comprising the Collateral Pool shall be cross-defaulted (i.e., a default under any Note, Security Document relating to the Collateral Pool and under this Agreement, shall constitute a default under each Note, Security Document and this Agreement related to the Mortgaged Properties comprising the Collateral Pool) and cross-collateralized (i.e., each Security Instrument related to the Mortgaged Properties within the Collateral Pool shall secure all of Borrower's obligations under this Agreement and the other Loan Documents) and it is the intent of the parties to this Agreement that Lender may accelerate any Note without needing to accelerate any other Note and that in the exercise of its rights and remedies under the Loan Documents, Lender may, except as provided in this Agreement, exercise and perfect any and all of its rights in and under the Loan Documents with regard to any Mortgaged Property without needing to exercise and perfect its rights and remedies with respect to any other Mortgaged Property and that any such exercise shall be without regard to the Allocable Facility Amount assigned to such Mortgaged Property and that Lender may recover an amount equal to the full amount outstanding in respect of any of the Notes in connection with such exercise and any such amount shall be applied as determined by Lender in its sole and absolute discretion.

       E. Subject to the terms, conditions and limitations of this Agreement, Lender has agreed to establish the Credit Facility.

       NOW, THEREFORE, Borrower and Lender, in consideration of the mutual promises and agreements contained in this Agreement, hereby agree as follows:

                                    ARTICLE 1

                                 THE COMMITMENT

       SECTION 1.01.       The Commitment.

       Subject to the terms, conditions and limitations of this Agreement:

              (a) Variable Facility Commitment. Lender agrees to make Variable Advances to Borrower from time to time during the Variable Facility Availability Period. The aggregate principal balance of the Variable Advances Outstanding at any time shall not exceed the Variable Facility Commitment. Borrower may re-borrow any part of the Variable Advances which it has previously borrowed and repaid. Except as provided in Section 2.04(c) of this Agreement, no Variable Advances shall be made as a result of increases in the Valuation of any Mortgaged Property. Any portion of the Variable Facility Commitment not available to be advanced due to the inability of Borrower to satisfy the requirements for the Aggregate Loan to Value Ratio and the Aggregate Debt Service Coverage Ratio for a period of two (2) years shall be deemed terminated and the partial termination provisions (including payment of the Facility Termination Fee) set forth in Article 5 and Article 6 shall apply to such partial termination.

              (b) Fixed Facility Commitment. Lender agrees to make Fixed Advances to Borrower from time to time during the Fixed Facility Availability Period. The aggregate original principal of the Fixed Advances shall not exceed the Fixed Facility Commitment. The borrowing of a Fixed Advance shall permanently reduce the Fixed Facility Commitment by the original principal amount of such Fixed Advance. Borrower may not re-borrow any part of the Fixed Advance which it has previously borrowed and repaid. Except as provided in
Section 2.04(c) of this Agreement, no Fixed Advances shall be made as a result of increases in the Valuation of any Mortgaged Property. Any portion of the Fixed Facility Commitment not available to be advanced due to the inability of Borrower to satisfy the requirements for the Aggregate Loan to Value Ratio and the Aggregate Debt Service Coverage Ratio for a period of two (2) years shall be deemed terminated and the partial termination provisions (including payment of the Facility Termination Fee) set forth in Article 5 and Article 6 shall apply to such partial termination.

       SECTION 1.02.       Requests for Advances.

       Borrower shall request an Advance by giving Lender an Advance Request in accordance with Section 2.04. The Advance Request shall indicate whether the Request is for a Fixed Advance, a Variable Advance or both.

       SECTION 1.03.       Maturity Date of Advances.

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

              (a) Variable Advances. The MBS Issue Date shall be the first day of a month and the maturity date of the MBS funding each Variable Advance shall be specified by Borrower in its Advance Request, which date shall be:

                     (i) no earlier than the date which completes one full month after the MBS Issue Date; and

                     (ii) no later than the date which completes nine full months after the MBS Issue Date.

       For these purposes, a year shall be deemed to consist of 12 30-day months. For example, the date which completes three full months after September 1 shall be December 1; and the date which completes three full months after January 1 shall be April 1.

              (b) Fixed Advances; Amortization Period. The maturity date of each Fixed Advance shall be the 10th anniversary of the Initial Closing Date. The principal of each Fixed Advance shall be amortized on a 30-year schedule.

              (c) Prepayment. Fixed Advances are not prepayable at any time, provided that, notwithstanding the foregoing, Borrower (i) may prepay not less than all of any Fixed Advance during the last ninety (90) days of the term of such Fixed Advance, and (ii) may, if defeasance is elected pursuant to Section 1.11, defease not less than all of any Fixed Advance pursuant to the terms and conditions of Section 1.11, or, if yield maintenance is selected pursuant to
Section 1.11, may prepay not less than all of any Fixed Advance pursuant to the yield maintenance provisions of the Fixed Facility Note.

       SECTION 1.04.       Interest on Advances.

              (a) Partial Month Interest. Notwithstanding anything to the contrary in this Section, if an Advance is not made on the first day of a calendar month, and the MBS Issue Date is the first day of the month following the month in which the Advance is made, Borrower shall pay interest on the original stated principal amount of the Advance for the partial month period commencing on the Closing Date for the Advance and ending on the last day of the calendar month in which the Closing Date occurs, (i) for a Variable Advance at a rate per annum equal to the greater of (1) the Coupon Rate as determined in accordance with Section 1.05(a) and (2) a rate determined by Lender, based on Lender's cost of funds and approved in advance, in writing, by Borrower, pursuant to the procedures mutually agreed upon by Borrower and Lender, and (ii) for a Fixed Advance at a rate, per annum equal to the greater of (1) the interest rate described in subsection (c)(i) of this Section and (2) a rate determined by Lender, based on Lender's cost of funds, and approved in advance, in writing, by Borrower, pursuant to procedures mutually agreed upon by Borrower and Lender.

              (b)    Variable Advances.

                     (i) Discount. Each Variable Advance shall be a discount loan. The original stated principal amount of a Variable Advance shall be the sum of the Price and the Discount. The Price and Discount of each Variable Advance shall be determined in accordance with the procedures set out in Section 2.01. The proceeds of any Variable Advance made available by Lender to Borrower will equal the Price. Borrower shall pay to Lender, in advance of each Rollover Variable Advance, the entire Discount for such Rollover Variable Advance. The Discount for the initial advance of each Variable Advance which is not a Rollover Variable Advance is reflected in the original stated principal amount of such Variable Advance and shall be paid by Borrower upon repayment of such Variable Advance.

                     (ii) Variable Facility Fee. In addition to paying the Discount and the partial month interest, if any, Borrower shall pay monthly installments of the Variable Facility Fee to Lender for each Variable Advance from the applicable MBS Issue Date to its maturity date. The Variable Facility Fee shall be payable in advance, in accordance with the terms of the Variable Facility Note. The first installment shall be payable on or prior to the Closing Date for the Variable Advance and shall apply to the first full calendar month of such MBS. Subsequent installments shall be payable on the first day of each calendar month, commencing on the first day of the second full calendar month of such MBS, to its maturity date. Each installment of the Variable Facility Fee shall be in an amount equal to the product of (1) the Variable Facility Fee, (2) the original stated principal amount of the Variable Advance, and (3) 1/12.

              (c)    Fixed Advances.

                     (i) Annual Interest Rate. Each Fixed Advance shall bear interest at a rate, per annum, equal to the sum of (1) the MBS Pass-Through Rate for such Fixed Advance and (2) the Fixed Facility Fee.

                     (ii) Fixed Facility Fee. In addition to paying the partial month interest, if any, Borrower shall pay monthly installments of the MBS Pass-Through Rate and the Fixed Facility Fee to Lender for each Fixed Advance from the applicable MBS Issue Date to its maturity date. The MBS Pass-Through Rate and the Fixed Facility Fee shall be payable in arrears, in accordance with the terms of the Fixed Facility Note. The first installment shall be payable on the first day of each calendar month, commencing on the first day of the second full calendar month of such MBS, to its maturity date. Each installment of the Fixed Facility Fee shall be in an amount equal to the product of (1) the Fixed Facility Fee, (2) the amount of the Fixed Advance, and
(3) 1/12.

       SECTION 1.05.       Coupon Rates for Advances.

              (a)    Variable Advances. The Coupon Rate shall equal the sum of
(1) an interest rate as determined by Lender (rounded to three places) payable for the MBS pursuant to the MBS Commitment ("MBS Imputed Interest Rate") and (2) the Variable Facility Fee.

              (b) Fixed Advances. The Coupon Rate shall be the rate of interest applicable to such Fixed Advance pursuant to Section 1.04(c)(i).

       SECTION 1.06.       Notes.

              (a) Variable Advances. The obligation of Borrower to repay the Variable Advances shall be evidenced by the Variable Facility Note. The Variable Facility Note shall be

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payable to the order of Lender and shall be made in the amount of the Variable
Facility Commitment.

              (b) Fixed Advances. The obligation of Borrower to repay the Fixed Advances shall be evidenced by the Fixed Facility Notes. The Fixed Facility Notes shall be payable to the order of Lender and shall be made in the original principal amount of each Fixed Advance.

       SECTION 1.07.       Extension of Variable Facility Termination Date.

       Borrower shall have the right to extend the Variable Facility Termination Date for one (1) five (5) year period ("Extension") upon satisfaction of each of the following conditions:

              (a) Borrower provides written notice requesting the Extension ("Extension Notice") to Lender not less than thirty (30) nor more than ninety
(90) days prior to the then effective Variable Facility Termination Date.

              (b) No Event of Default or Potential Event of Default exists on either the date the Extension Notice is given or on the then effective Variable Facility Termination Date.

              (c) All of the representations and warranties of Borrower contained in Exhibit T to this Agreement and the other Loan Documents (other than those which speak only as to an earlier date) are true and correct in all material respects on the date the Extension Notice is given and on the then effective Variable Facility Termination Date.

              (d) Borrower is in compliance with all of the covenants contained in Articles 8 and 9 on the date the Extension Notice is given and on the then effective Variable Facility Termination Date.

       Upon receipt of the Extension Notice and upon compliance with conditions set forth above, the Variable Facility Termination Date shall be extended for one (1) five (5) year period on the terms and conditions contained in this Agreement and the other Loan Documents, provided that the Fees applicable to the Variable Facility during the Extension shall be as determined by Lender prior to the Extension, provided that if Borrower does not wish to accept the Fees determined by Lender for the Extension, Borrower may, prior to the then effective Variable Facility Termination Date, withdraw (which withdrawal shall be by written notice to Lender) the Extension Notice and repay all Variable Amounts Outstanding and all other amounts then due under the Loan Documents not later than the Variable Facility Termination Date.

       SECTION 1.08. Conversion from Variable Facility Commitment to Fixed Facility Commitment.

       Except as provided in Section 1.09, in connection with a Fixed Advance only, Borrower shall have the right, from time to time during the Fixed Facility Availability Period, to convert all or any portion of the Variable Facility Commitment to the Fixed Facility Commitment. The Variable Facility Commitment shall be reduced by, and the Fixed Facility Commitment shall be increased by, the amount of each conversion.

              (a) Request. To convert all or a portion of the Variable Facility Commitment to the Fixed Facility Commitment, Borrower shall deliver a Conversion Request to Lender. Each Conversion Request shall designate (1) the amount of the conversion and (2) any Variable Advances Outstanding which will be prepaid on or before the Closing Date for the conversion as required by Section 1.09(c).

              (b) Closing. Subject to Section 1.09 and provided that all conditions contained in Section 1.10 are satisfied, Lender shall permit the requested conversion to close at offices designated by Lender on a Closing Date selected by Lender, and occurring within 30 Business Days after Lender's receipt of the Conversion Request (or on such other date as Borrower and Lender may agree). At the closing, Lender and Borrower shall execute and deliver, at the sole cost and expense of Borrower, in form and substance satisfactory to Lender, the Conversion Documents.

       SECTION 1.09.       Limitations on Right to Convert.

       Borrower's right to convert all or any portion of the Variable Facility Commitment to the Fixed Facility Commitment is subject to the following limitations:

              (a) Closing Date. The Closing Date shall occur during the Fixed Facility Availability Period.

              (b) Minimum Request. Each Conversion Request shall be in the minimum amount of $10,000,000.

              (c) Obligation to Prepay Variable Advances. Borrower shall prepay any difference by which, after the conversion, the aggregate unpaid principal balance of all Variable Advances Outstanding will exceed the Variable Facility Commitment.

       SECTION 1.10.       Conditions to Conversion.

       The conversion of all or any portion of the Variable Facility Commitment to the Fixed Facility Commitment is subject to the satisfaction, on or before the Closing Date, of (a) the conditions precedent contained in Section 6.08 and
(b) all applicable General Conditions contained in Section 6.01.

       SECTION 1.11.       Defeasance; Yield Maintenance.

       At such time as Borrower requests the first Fixed Advance, or, if prior in time, elects to convert all or a portion of the Variable Facility Commitment to a Fixed Facility Commitment, Borrower shall select defeasance or yield maintenance with respect to all prepayments of Fixed Advances. Borrower shall notify Lender of such selection on the Advance Request for the first Fixed Advance or on the first Conversion Request, as applicable. The terms and conditions of defeasance and yield maintenance are contained in the Fixed Facility Note. If the Borrower elects defeasance and any Fixed Facility Note is defeased pursuant to the terms thereof, such defeasance shall satisfy Borrower's obligations with respect to such Fixed Facility Note. The selection of Borrower as to defeasance or yield maintenance made at the time of the first

Advance Request for a Fixed Advance or the first Conversion Request shall apply to the prepayment of all Fixed Advances during the term of this Agreement.

                                    ARTICLE 2

                                  THE ADVANCES

       SECTION 2.01.       Rate Setting for an Advance.

       Rates for an Advance shall be set in accordance with the following procedures:

              (a) Preliminary, Nonbinding Quote. At Borrower's request Lender shall quote an estimate of the MBS Pass-Through Rate (for a proposed Fixed Advance) or MBS Imputed Interest Rate (for a proposed Variable Advance). Lender's quote shall be based on (1) a solicitation of bids from institutional investors selected by Lender and (2) the proposed terms and amount of the Advance selected by Borrower. The quote shall not be binding upon Lender.

              (b) Rate Setting. If Borrower satisfies all of the conditions to Lender's obligation to make the Advance to be satisfied prior to the setting of the MBS Pass-Through Rate, then Borrower may submit to Lender, by facsimile transmission before 1:00 p.m. Washington, D.C. time on any Business Day ("Rate Setting Date"), a completed and executed Rate Form. The Rate Form shall specify the amount, term, MBS Issue Date, Facility Fee, any breakage fee deposit amount, the proposed maximum Coupon Rate ("Maximum Annual Coupon Rate") and Closing Date for the Advance.

              (c) Rate Confirmation. Within one Business Day after receipt of the Rate Form, Lender shall solicit bids from institutional investors selected by Lender based on the information in the Rate Form and, provided the actual Coupon Rate would be at or below the Maximum Annual Coupon Rate, shall obtain a commitment ("MBS Commitment") for the purchase of an MBS having the bid terms described in the related Rate Form. Lender shall then complete and countersign the Rate Form thereby confirming the amount, term, MBS Issue Date, MBS Delivery Date, MBS Imputed Interest Rate or MBS Pass-Through Rate, Facility Fee, Coupon Rate, Discount, Price, and Closing Date for the Advance and shall immediately deliver by facsimile transmission the Rate Form to Borrower.

       SECTION 2.02.       Advance Confirmation Instrument for Variable
Advances.

       On or before the Closing Date for a Variable Advance, Borrower shall execute and deliver to Lender a fully executed Advance Confirmation Instrument, confirming the amount, term, MBS Issue Date, MBS Delivery Date, MBS Imputed Interest Rate, Variable Facility Fee, Coupon Rate, Discount, Price and Closing Date for the Advance, and Borrower's obligation to repay the Variable Advance in accordance with the terms of the Variable Facility Note and this Agreement. Upon the funding of the Variable Advance, Lender shall insert the date of funding on the Advance Confirmation Instrument and deliver a copy of the completed Advance Confirmation Instrument to Borrower to evidence the date of funding and to confirm that the Advance Confirmation Instrument is not effective until the date of funding. Lender's failure to do so shall not invalidate the Advance Confirmation Instrument or otherwise affect in any way

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any obligation of Borrower to repay Variable Advances in accordance with the
Advance Confirmation Instrument, the Variable Facility Note or the other Loan Documents.

       SECTION 2.03.       Breakage and other Costs.

         If Lender obtains, and then fails to fulfill, the MBS Commitment because the Advance is not made (for a reason other than Lender's default), Borrower shall pay all reasonable out-of-pocket costs payable to the potential investor and other reasonable costs, fees and damages incurred by Lender in connection with its failure to fulfill the MBS Commitment. Lender reserves the right to require Borrower to post a deposit at the time the MBS Commitment is obtained, provided that no such deposit shall be required in connection with a Rollover Variable Advance. Such deposit shall be refundable to Borrower upon the delivery of the related MBS.

       SECTION 2.04.       Advances.

       Borrower may deliver an Advance Request to Lender.

              (a) If the Advance Request is to obtain the Initial Advance and all conditions precedent contained in Section 6.02 and the General Conditions contained in Section 6.01 are satisfied on or before the Closing Date for the Initial Advance, Lender shall make the Initial Advance on the Initial Closing Date or on such other date as Borrower and Lender may agree.

              (b) If the Advance Request is to obtain a Future Advance, such Advance Request shall be in the minimum amount of $3,000,000. If all conditions precedent contained in Section 6.03 and the General Conditions contained in
Section 6.01 are satisfied, Lender shall make the requested Future Advance, at a closing to be held at offices designated by Lender on a Closing Date selected by Lender, which date shall be not more than three (3) Business Days after Borrower's receipt from Lender of the confirmed Rate Form (or on such other date as Borrower and Lender may agree).

              (c) At any time prior to the date two (2) years before the Variable Facility Termination Date, Borrower shall be entitled to Advances based on decreases in the Aggregate Loan to Value Ratio and increases in the Aggregate Debt Service Coverage Ratio as determined by Lender. The amount of such additional Advance shall be equal to the amount which, when combined with Advances already outstanding, equals the maximum amount of Advances that could be outstanding and the Coverage and LTV Tests satisfied. No such Additional Advance shall be permitted if the Recourse Termination Date has occurred or if there are Outstanding Advances in the full amount of the Variable Facility Commitment and the Fixed Facility Commitment.

       SECTION 2.05.       Determination of Allocable Facility Amount and
Valuations.

              (a) Initial Determinations. On the Initial Closing Date, Lender shall determine (i) the Allocable Facility Amount and Valuation for each Mortgaged Property, (ii) the Aggregate Debt Service Coverage Ratio and the Aggregate Loan to Value Ratio and (iii) the maximum Initial Advance Amount available to Borrower. The aggregate of the Allocable Facility Amounts shall, at all times, equal the aggregate of Advances Outstanding. The determinations made as of the Initial Closing Date shall remain unchanged until the First Anniversary, provided that Allocable Facility Amounts shall be adjusted prior to the First Anniversary to reflect increases or decreases in Advances Outstanding (which adjustments shall only be made to reflect changes in Advances Outstanding and not changes in Valuations). Changes in Allocable Facility Amount, Valuations, the Aggregate Debt Service Coverage Ratio and the Aggregate Loan to Value Ratio shall be made pursuant to Section 2.05(b).

              (b) Monitoring Determinations. Once each Calendar Quarter or, if the Commitment consists only of a Fixed Facility Commitment, once each Calendar Year, within 20 Business Days after Borrower has delivered to Lender the reports required in Section 8.03, Lender shall determine the Aggregate Debt Service Coverage Ratio and the Aggregate Loan to Value Ratio and whether Borrower is in compliance with the other covenants set forth in the Loan Documents. After the First Anniversary, on an annual basis, and if Lender reasonably decides that changed market or property conditions warrant, Lender shall determine Allocable Facility Amounts and Valuations. Lender shall also redetermine Allocable Facility Amounts to take account of any addition or release of Collateral or other event which invalidates the outstanding determinations. In determining Valuations, Lender shall use Cap Rates based on its internal survey and analysis of cap rates for comparable sales in the vicinity of the Mortgaged Property, with such adjustments as Lender deems appropriate and without any obligation to use any information provided by Borrower. If Lender is unable to determine a Cap Rate for a Mortgaged Property, Lender shall have the right, not more than once annually, to obtain a market study in order to establish a Cap Rate. Lender shall promptly disclose its determinations to Borrower. Until redetermined, the outstanding Allocable Facility Amounts and Valuations shall remain in effect. Notwithstanding anything in this Agreement to the contrary, no change in Allocable Facility Amounts, Valuations, the Aggregate Loan to Value Ratio or the Aggregate Debt Service Coverage Ratio shall, unless resulting from the removal of Collateral from the Collateral Pool, (i) result in a Potential Event of Default or Event of Default or (ii) preclude the making of a Rollover Variable Advance.

                                    ARTICLE 3

                               COLLATERAL CHANGES

       SECTION 3.01.       Right to Add Collateral.

       Subject to the terms and conditions of this Article, Borrower shall have the right, from time to time during the Term of this Agreement, to add Multifamily Residential Properties to the Collateral Pools.

       SECTION 3.02.       Procedure for Adding Collateral.

       The procedure for adding Collateral contained in this Section 3.02 shall apply to all additions of Collateral.

              (a) Request. Borrower may deliver to Lender an Addition Request to add one or more Multifamily Residential Properties to a Collateral Pool. Each Addition Request shall be accompanied by the following: (i) the information required by the DUS Guide Underwriting

Requirements and any additional information Lender may reasonably request; and
(ii) the payment of all Additional Collateral Due Diligence Fees.

              (b) Underwriting. Prior to the First Anniversary, Borrower may add any Additional Mortgaged Property provided that, after such addition, the Coverage and LTV Tests are satisfied. Thereafter, the proposed Additional Mortgaged Property must itself have a Debt Service Coverage Ratio of not less than 1.35 to 1.0 and a Loan to Value Ratio of not more than 65% and, after such addition, the Coverage and LTV Tests must be satisfied. Lender shall evaluate the proposed Additional Mortgaged Property in accordance with the DUS Guide Underwriting Requirements, including then applicable underwriting interest rate floors, and shall make underwriting determinations as to the Debt Service Coverage Ratio and the Loan to Value Ratio of the proposed Additional Mortgaged Property and the Aggregate Debt Service Coverage Ratio and the Aggregate Loan to Value Ratio applicable to the Collateral Pool on the basis of the lesser of (1) the acquisition price of the proposed Additional Mortgaged Property if purchased by Borrower within 12 months of the related Addition Request, and (2) a Valuation made with respect to the proposed Additional Mortgaged Property. Within 30 Business Days after receipt of (1) the Addition Request and (2) all reports, certificates and documents required by the DUS Guide Underwriting Requirements, including a zoning analysis undertaken in accordance with Section 206 of Part III of the DUS Guide, Lender shall notify Borrower whether it shall consent to the Addition Request. If Lender consents it shall set forth the Aggregate Debt Service Coverage Ratio and the Aggregate Loan to Value Ratio which it estimates shall result from the addition of the proposed Additional Mortgaged Property. Within five Business Days after receipt of Lender's consent to the Addition Request, Borrower shall notify Lender whether it elects to add the proposed Additional Mortgaged Property to a Collateral Pool. If Borrower fails to respond within the period of five Business Days, it shall be conclusively deemed to have elected not to add the proposed Additional Mortgaged Property to a Collateral Pool.

              (c) Closing. If Lender consents to the Addition Request, Borrower timely elects to add the proposed Additional Mortgaged Property to a Collateral Pool and all conditions precedent contained in Section 6.04 and all General Conditions contained in Section 6.01 are satisfied, Lender shall permit the addition of the proposed Additional Mortgaged Property to a Collateral Pool, at a closing to be held at offices designated by Lender on a Closing Date selected by Lender, occurring within 30 Business Days after Lender's receipt of Borrower's election (or on such other date as Borrower and Lender may agree).

       SECTION 3.03.       Right to Obtain Releases of Collateral.

       Subject to the terms and conditions of this Article, Borrower shall have the right to obtain a release of Collateral from the Collateral Pool.

       SECTION 3.04.       Procedure for Obtaining Releases of Collateral.

              (a) Request. To obtain a release of Collateral from the Collateral Pool, Borrower may deliver a Release Request to Lender. The Release Request shall not result in a termination of all or any part of the Credit Facility. Borrower may terminate all or any part of the Credit Facility only by delivering a Facility Termination Request or Credit Facility Termination Request pursuant to Article 5.

              (b)    Closing. If all conditions precedent contained in Section
6.05 and all General Conditions contained in Section 6.01 are satisfied, Lender shall cause the Release Property to be released, at a closing to be held at offices designated by Lender on a Closing Date selected by Lender, and occurring within 30 days after Lender's receipt of the Release Request (or on such other date as Borrower and Lender may agree), by executing and delivering, and causing all applicable parties to execute and deliver, all at the sole cost and expense of Borrower, the Release Documents. Borrower shall prepare the Release Documents and submit them to Lender for its review.

              (c) Release Price. The "Release Price" for each Mortgaged Property means (A) if the Recourse Termination Date has not occurred, the amount, if any, of Advances Outstanding which are required to be repaid by the Borrower to the Lender in connection with the proposed release of the Mortgaged Property from the Collateral Pool so that, immediately after the release, the Coverage and LTV Tests will be satisfied, and (B) if the Recourse Termination Date has occurred, the greater of (i) the Allocable Facility Amount for the Mortgaged Property to be released and (ii) the amount, if any, of Advances Outstanding which are required to be repaid by the Borrower to the Lender in connection with the proposed release of the Mortgaged Property from the Collateral Pool so that, immediately after the release, the Coverage and LTV Tests will be satisfied. In addition to the Release Price, the Borrower shall pay to the Lender the Release Fee and all associated prepayment premiums and other amounts due under the Notes and any Advance Confirmation Instruments evidencing the Advances being repaid.

              (d) Application of Release Price. The portion of the Release Price equal to 100% of the Allocable Facility Amount for the Release Property shall be applied first against the Variable Advances Outstanding until there are no further Variable Advances Outstanding, then against the prepayment of Fixed Advances Outstanding, so long as the prepayment is permitted under the applicable Fixed Facility Note. The remainder of the Release Price shall be held by Lender (or its appointed collateral agent) as substitute Collateral ("Substitute Cash Collateral"), in accordance with a security agreement and other documents in form and substance acceptable to Lender. Substitute Cash Collateral remaining will be returned to the Borrower on (A) if the Recourse Termination Date has not occurred, in whole or in part, from time to time, upon written request of the Borrower, provided that, immediately after such return, the Coverage and LTV Tests will be satisfied (calculated using the definition of "Facility Debt Service" set forth in paragraph (b) of such definition), and (B) if the Recourse Termination Date has occurred, the Termination Date. If, on the date Borrower pays the Release Price, Variable Advances are Outstanding but not then due and payable, Lender shall hold the Release Price as additional Collateral, until the next date on which Variable Advances are due and payable, at which time Lender shall apply the appropriate portion of the Release Price to such Variable Advances.

              (e) Title Insurance. Notwithstanding the other provisions of this Section 3.04, no release of any of the Mortgaged Properties shall be made unless the Borrower has provided title insurance, taking into account tie-in endorsements, to Lender in respect of each of the remaining Mortgaged Properties in the Collateral Pool in an amount equal to 125% of the Initial Valuation of each of such remaining Mortgaged Properties.

       SECTION 3.05.       Right to Substitute Collateral.

       Subject to the terms, conditions and limitations of Section 3.02 and
Section 3.04, Borrower shall have the right to add a Multifamily Residential Property to the Collateral Pool simultaneously with the release of a Release Property thereby effecting a substitution. In connection with a substitution, Borrower shall pay all Substitution Fees and Release Fees, but shall not be required to pay any Addition Fees or, to the extent of the Allocable Facility Amount of the Mortgaged Property added to the Collateral Pool, any Release Price.

                                    ARTICLE 4

                          EXPANSION OF CREDIT FACILITY

       SECTION 4.01.       Right to Increase Commitment.

       Subject to the terms, conditions and limitations of this Article, Borrower shall have the right, during the Fixed Facility Availability Period, to increase the Variable Facility Commitment (provided that no increase in the Variable Facility Commitment shall occur after the Recourse Termination Date), the Fixed Facility Commitment or both. Borrower's right to increase the Commitment is subject to the following limitations:

              (a) Maximum Amount of Increase in Commitment. The maximum amount by which the Commitment may be increased is $150,000,000, for a maximum total Commitment of $250,000,000.

              (b) Minimum Request. Each Request for an increase in the Commitment shall be in the minimum amount of $5,000,000.

              (c) Terms and Conditions. Except with respect to any increase in the Commitment made from the Reserved Amount, the terms and conditions of this Agreement shall apply to any increase in the Commitment closed prior to the First Anniversary. With respect to any increases in the Commitment made from the Reserved Amount, regardless of when the increase occurs, the pricing of Advances from such increase shall be the pricing for Advances set forth in this Agreement on the date hereof and all other terms and conditions applicable to any increase in the Commitment shall be mutually agreed upon by Lender and Borrower. Thereafter, the terms and conditions (including pricing) applicable to any increase in the Commitment shall be mutually agreed upon by Lender and Borrower.

       SECTION 4.02.       Procedure for Obtaining Increases in Commitment.

              (a) Request. To obtain an increase in the Commitment, Borrower shall deliver an Expansion Request to Lender. Each Expansion Request shall include the following:

                     (i)    The total amount of the proposed increase;

                     (ii) A designation of the increase as being part of the Variable Facility Commitment or the Fixed Facility Commitment; and

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

                     (iii) If applicable, a request that Lender inform Borrower of the Variable Facility Fee and/or Fixed Facility Fee which will apply to Advances drawn from such increase in the Commitment.

       SECTION 4.03.       Closing.

       If all conditions precedent contained in Section 6.07 of this Agreement and all applicable General Conditions contained in Section 6.01 of this Agreement are satisfied, Lender shall permit the Expansion Request to occur, at a closing to be held at offices designated by Lender on a Closing Date selected by Lender, and occurring within fifteen (15) Business Days after Lender's receipt of the Expansion Request (or on such other date as Borrower and Lender may agree).

                                    ARTICLE 5

                            TERMINATION OF FACILITIES

       SECTION 5.01.       Right to Complete or Partial Termination of
Facilities.

       Subject to the terms and conditions of this Article, Borrower shall have the right to permanently reduce the Variable Facility Commitment and/or the Fixed Facility Commitment.

       SECTION 5.02.       Procedure for Complete or Partial Termination of
Facilities.

              (a) Request. To permanently reduce the Variable Facility Commitment (and, if desired by Borrower, to cause the Recourse Termination Date to occur) or the Fixed Facility Commitment, Borrower shall deliver a Facility Termination Request to Lender. A permanent reduction of the Variable Facility Commitment to $0 shall be referred to as a "Complete Variable Facility Termination." A permanent reduction of the Fixed Facility Commitment to $0 shall be referred to as a "Complete Fixed Facility Termination." The Facility Termination Request shall include the following:

                     (i) The proposed amount of the reduction in the Variable Facility Commitment and/or Fixed Facility Commitment; and

                     (ii) Unless there is a Complete Variable Facility Termination or a Complete Fixed Facility Termination, a designation by Borrower of any Variable Advances which will be prepaid and/or any Fixed Advances which will be prepaid or defeased.

Any release of Collateral, whether or not made in connection with a Facility Termination Request, must comply with all conditions to a release which are contained in Article 6.

              (b)    Closing. If all conditions precedent contained in Section
6.09 and all General Conditions contained in Section 6.01 are satisfied, Lender shall reduce the Variable Facility Commitment or Fixed Facility Commitment, as the case may be, to the amount designated by Borrower, at a closing to be held at offices designated by Lender on a Closing Date selected by Lender, within thirty (30) Business Days after Lender's receipt of the Facility Termination Request (or on such other date as Borrower and Lender may agree), by executing and delivering the Facility Termination Document evidencing the reduction in the Facility Commitment.

       SECTION 5.03.       Right to Terminate Credit Facility.

         Subject to the terms and conditions of this Article, Borrower shall have the right to terminate this Agreement and the Credit Facility and receive a release of all of the Collateral.

       SECTION 5.04.       Procedure for Terminating Credit Facility.

              (a) Request. To terminate this Agreement and the Credit Facility, Borrower shall deliver a Credit Facility Termination Request to Lender.

              (b)    Closing. If all conditions precedent contained in Section
6.10 are satisfied, this Agreement shall terminate, and Lender shall cause all of the Collateral to be released, at a closing to be held at offices designated by Lender on a Closing Date selected by Lender, within 30 Business Days after Lender's receipt of the Credit Facility Termination Request (or on such other date as Borrower and Lender may agree), by executing and delivering, and causing all applicable parties to execute and deliver, all at the sole cost and expense of Borrower, the Credit Facility Termination Documents.

                                    ARTICLE 6

                      CONDITIONS PRECEDENT TO ALL REQUESTS

       SECTION 6.01.       Conditions Applicable to All Requests.

       The obligation of Lender to close the transaction requested in a Request shall be subject to the following general conditions precedent ("General Conditions") in addition to any other conditions precedent contained in this
Agreement:

              (a) Compliance with Coverage and LTV Tests. Except in connection with a Credit Facility Termination Request, a Facility Termination Request or an Addition Request, the Collateral Pool is in compliance with the Coverage and LTV Test.

              (b) Geographical Diversification; Compliance with Concentration Test. Except in connection with a Credit Facility Termination Request, a Facility Termination Request or an Addition Request:

                     (i) The Collateral Pool is in compliance with the Geographical Diversification Requirement.

                     (ii) The aggregate Valuation of the Mortgaged Properties located in a single SMSA shall not exceed 25% of the aggregate Valuations of all Mortgaged Properties.

                     (iii) The Valuation of any one Mortgaged Property shall not exceed 25% of the aggregate Valuations of all Mortgaged Properties.

              (c) Payment of Expenses. The payment by Borrower of Lender's and Fannie Mae's reasonable fees and expenses payable in accordance with this Agreement, including, but not limited to, the legal fees and expenses contained in Section 10.05.

              (d) No Material Adverse Change. Except in connection with a Credit Facility Termination Request, a Facility Termination Request or an Addition Request, there has been no material adverse change in the financial condition, business or prospects of Borrower or Guarantor or in the physical condition, operating performance or value of any of the Mortgaged Properties since the date of the most recent Compliance Certificate (or, with respect to the conditions precedent to the Initial Advance, from the condition, business or prospects reflected in the financial statements, reports and other information obtained by Lender during its review of Borrower and the Guarantor and the Initial Mortgaged Properties).

              (e) No Default. Except in connection with a Credit Facility Termination Request, there shall exist no Event of Default or Potential Event of Default on the Closing Date for the Request and, after giving effect to the transaction requested in the Request, no Event of Default or Potential Event of Default shall have occurred.

              (f) No Insolvency. Neither Borrower nor Guarantor is insolvent (within the meaning of any applicable federal or state laws relating to bankruptcy or fraudulent transfers) or will be rendered insolvent by the transactions contemplated by the Loan Documents, including the making of a Future Advance, or, after giving effect to such transactions, will be left with an unreasonably small capital with which to engage in its business or undertakings, or will have intended to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature or will have intended to hinder, delay or defraud any existing or future creditor.

              (g) No Untrue Statements. The Loan Documents shall not contain any untrue or misleading statement of a material fact and shall not fail to state a material fact necessary to make the information contained therein not misleading.

              (h) Representations and Warranties. Except in connection with a Credit Facility Termination Request, all representations and warranties made by Borrower and the Guarantor in the Loan Documents (other than those which speak only as to an earlier date) shall be true and correct in all material respects on the Closing Date for the Request with the same force and effect as if such representations and warranties had been made on and as of the Closing Date for the Request.

              (i) No Condemnation or Casualty. Except in connection with a Credit Facility Termination Request or a Release Request (with respect to the Mortgaged Property sought to be released), there shall not be pending or threatened any condemnation or other taking, whether direct or indirect, against any Mortgaged Property and there shall not have occurred any casualty to any improvements located on any Mortgaged Property, which casualty would have a material adverse effect on the continued operations of such Mortgaged Property.

              (j) Delivery of Closing Documents. The receipt by Lender of the following, each dated as of the Closing Date for the Request, in form and substance satisfactory to Lender in all respects:

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

                     (i)    The Loan Documents;

                     (ii)   A Compliance Certificate;

                     (iii)  An Organizational Certificate; and

                     (iv) Such other documents, instruments, approvals (and, if requested by Lender, certified duplicates of executed copies thereof) and opinions as Lender may reasonably request.

              (k) Covenants. Except in connection with a Credit Facility Termination Request, Borrower is in full compliance with each of the covenants contained in Articles 8 and 9 of this Agreement, without giving effect to any notice and cure rights of Borrower.

       SECTION 6.02.       Conditions Precedent to Initial Advance.

       The obligation of Lender to make the Initial Advance is subject to the following conditions precedent:

              (a)    Receipt by Lender of the fully executed Advance Request;

              (b)    [Intentionally Omitted];

              (c)    [Intentionally Omitted];

              (d) Delivery to the Title Company, for filing and/or recording in all applicable jurisdictions, of all applicable Loan Documents required by Lender, including duly executed and delivered original copies of the Variable Facility Note, the Guaranty, the Initial Security Instruments covering the Initial Mortgaged Properties and UCC-1 Financing Statements covering the portion of the Collateral comprised of personal property, and other appropriate instruments, in form and substance satisfactory to Lender and in form proper for recordation, as may be necessary in the opinion of Lender to perfect the Liens created by the applicable Security Instruments and any other Loan Documents creating a Lien in favor of Lender, and the payment of all taxes, fees and other charges payable in connection with such execution, delivery, recording and filing;

              (e) The receipt by Lender of the first installment of Variable Facility Fee and the entire Discount payable by Borrower pursuant to Section 1.04;

              (f) Receipt by Lender of the Initial Origination Fee pursuant to Section 10.03(a) and the Initial Due Diligence Fee pursuant to Section 10.04(a); and

              (g) Receipt by Lender of a "non-consolidation" opinion stating that the Borrower will not be substantially consolidated with the Guarantor in the event of a bankruptcy of the Guarantor.

       SECTION 6.03.       Conditions Precedent to Future Advances.

       The obligation of Lender to make a requested Future Advance is subject to the following conditions precedent:

              (a) Except in connection with a Rollover Variable Advance, receipt by Lender of the fully executed Advance Request;

              (b) Except in connection with a Rollover Variable Advance, delivery by Lender to Borrower of the Rate Form for the Future Advance;

              (c) Except in connection with a Rollover Variable Advance, after giving effect to the requested Future Advance, the Coverage and LTV Tests will be satisfied;

              (d) If the Advance is a Fixed Advance, delivery of a Fixed Facility Note, duly executed by Borrower, in the amount and reflecting all of the terms of the Fixed Advance;

              (e) If the Advance is a Variable Advance, delivery of the Advance Confirmation Instrument, duly executed by Borrower;

              (f) For any Title Insurance Policy not containing a revolving credit endorsement, the receipt by Lender of an endorsement to the Title Insurance Policy, amending the effective date of the Title Insurance Policy to the Closing Date and showing no additional exceptions to coverage other than the exceptions shown on the Initial Closing Date and other exceptions approved by Lender; and

              (g) If the Advance is a Variable Advance, the receipt by Lender of the first installment of Variable Facility Fee for the Variable Advance and the entire Discount for the Variable Advance payable by Borrower pursuant to
Section 1.04.

       SECTION 6.04. Conditions Precedent to Addition of an Additional Mortgaged Property to the Collateral Pool.

       The addition of an Additional Mortgaged Property to the Collateral Pool on the applicable Closing Date is subject to the satisfaction of the following conditions precedent:

              (a) If the Additional Mortgaged Property is being added to the Collateral Pool prior to the First Anniversary of the Initial Closing Date, the Coverage and LTV Tests will be satisfied;

              (b) If the Additional Mortgaged Property is being added to the Collateral Pool after the First Anniversary, the proposed Additional Mortgaged Property has a Debt Service Coverage Ratio of not less than 1.35:1.0 and a Loan to Value Ratio of not more than 65% and immediately after giving effect to the requested addition, the Coverage and LTV Tests will be satisfied.

              (c) Receipt by Lender of the Addition Fee, except in connection with a substitution pursuant to Section 3.05 in which case Lender shall receive the Substitution Fee;

              (d) Delivery to the Title Company, with fully executed instructions directing the Title Company to file and/or record in all applicable jurisdictions, all applicable Addition Loan Documents required by Lender, including duly executed and delivered original copies of any Security Instruments and UCC-1 Financing Statements covering the portion of the Additional Mortgaged Property comprised of personal property, and other appropriate documents, in form and substance satisfactory to Lender and in form proper for recordation, as may be necessary in the opinion of Lender to perfect the Lien created by the applicable additional Security Instrument, and any other addition Loan Document creating a Lien in favor of Lender, and the payment of all taxes, fees and other charges payable in connection with such execution, delivery, recording and filing;

              (e) If required by Lender, amendments to the Notes and the Security Instruments, reflecting the addition of the Additional Mortgaged Property to the Collateral Pool and, as to any Security Instrument so amended, the receipt by Lender of an endorsement to the Title Insurance Policy insuring the Security Instrument, amending the effective date of the Title Insurance Policy to the Closing Date and showing no additional exceptions to coverage other than the exceptions shown on the Initial Closing Date and other exceptions approved by Lender; and

              (f) If the Title Insurance Policy for the Additional Mortgaged Property contains a tie-in endorsement, an endorsement to each other Title Insurance Policy containing a tie-in Endorsement, adding a reference to the Additional Mortgaged Property.

       SECTION 6.05. Conditions Precedent to Release of Property from the Collateral Pool.

       The obligation of Lender to release a Property from the Collateral Pool by executing and delivering the Release Documents on the Closing Date, are subject to the satisfaction of the following conditions precedent on or before the Closing Date:

              (a) Immediately after giving effect to the requested release the Coverage and LTV Tests will be satisfied;

              (b)    Receipt by Lender of the Release Price;

              (c)    Receipt by Lender of the Release Fee;

              (d) Receipt by Lender on the Closing Date of one or more counterparts of each Release Document, dated as of the Closing Date, signed by each of the parties (other than Lender) who is a party to such Release Document;

              (e) If required by Lender, amendments to the Notes and the Security Instruments, reflecting the release of the Release Property from the Collateral Pool and, as to any Security Instrument so amended, the receipt by Lender of an endorsement to the Title Insurance Policy insuring the Security Instrument, amending the effective date of the Title Insurance Policy to the Closing Date and showing no additional exceptions to coverage other than the exceptions shown on the Initial Closing Date and other exceptions approved by Lender;

              (f) If Lender determines the Release Property to be one phase of a project, and one or more other phases of the project are Mortgaged Properties which will remain in the Collateral Pool ("Remaining Mortgaged Properties"), Lender must determine that the Remaining Mortgaged Properties can be operated separately from the Release Property and any other phases of the project which are not Mortgaged Properties and whether any cross use agreements or easements are necessary. In making this determination, Lender shall evaluate whether the Remaining Mortgaged Properties comply with the terms of Sections 203 and 208 of Part III of the DUS Guide;

              (g) Receipt by Lender of endorsements to the tie-in endorsements of the Title Insurance Policies, if deemed necessary by Lender, to reflect the release;

              (h) Receipt by Lender on the Closing Date of a Confirmation of Obligations, dated as of the Closing Date, signed by Borrower and the Guarantor, pursuant to which Borrower and the Guarantor confirm their obligations under the Loan Documents; and

              (i) The remaining Mortgaged Properties in the Collateral Pool shall satisfy the Geographical Diversification Requirements.

       SECTION 6.06.       Intentionally Omitted.

       SECTION 6.07.       Conditions Precedent to Increase in Commitment.

       The right of Borrower to increase the Commitment is subject to the satisfaction of the following conditions precedent on or before the Closing
Date:

              (a) After giving effect to the requested increase the Coverage and LTV Tests will be satisfied;

              (b)    Receipt by Lender of the Expansion Origination Fee;

              (c) Receipt by Lender of an endorsement to each Title Insurance Policy, amending the effective date of the Title Insurance Policy to the Closing Date, increasing the limits of liability to the Commitment, as increased under this Article, showing no additional exceptions to coverage other than the exceptions shown on the applicable Title Insurance Policy and other exceptions approved by Lender, together with any reinsurance agreements required by Lender;

              (d) Receipt by Lender of fully executed original copies of all Expansion Loan Documents, each of which shall be in full force and effect, and in form and substance satisfactory to Lender in all respects; and

              (e) If determined necessary by Lender, Borrower's agreement to such Geographical Diversification Requirements as Lender may determine.

       SECTION 6.08.       Conditions Precedent to Conversion.

       The conversion of all or a portion of the Variable Facility Commitment to the Fixed Facility Commitment is subject to the satisfaction of the following conditions precedent on or before the Closing Date:

              (a) After giving effect to the requested conversion, the Coverage and LTV Tests will be satisfied;

              (b) Prepayment by Borrower in full of any Variable Advances Outstanding which Borrower has designated for payment, together with any associated prepayment premiums and other amounts due with respect to the prepayment of such Variable Advances;

              (c) If requested by Lender, receipt by Lender of an endorsement to each Title Insurance Policy, amending the effective date of the Title Insurance Policy to the Closing Date and showing no additional exceptions to coverage other than the exceptions shown on the Initial Closing Date and other exceptions approved by Lender; and

              (d) Receipt by Lender of one or more counterparts of each Conversion Document, dated as of the Closing Date, signed by each of the parties (other than Lender) to such Conversion Document.

       SECTION 6.09. Conditions Precedent to Complete or Partial Termination of Facilities.

       The right of Borrower to reduce the Facility Commitment and the obligation of Lender to execute the Facility Termination Document, are subject to the satisfaction of the following conditions precedent on or before the Closing Date:

              (a) Payment by Borrower in full of all of the Variable Advances Outstanding and Fixed Advances Outstanding, as the case may be, required to reduce the aggregate unpaid principal balance of all Variable Advances Outstanding and Fixed Advances Outstanding, as the case may be, to not greater than the Variable Facility Commitment and Fixed Facility Commitment, as the case may be, including any associated prepayment premiums or other amounts due under the Notes (but if Borrower is not required to prepay all of the Variable Advances or Fixed Advances Outstanding, as the case may be, Borrower shall have the right to select which of the Variable Advances or Fixed Advances, as the case may be, shall be repaid);

              (b)    Receipt by Lender of the Facility Termination Fee; and

              (c) Receipt by Lender on the Closing Date of one or more counterparts of the Facility Termination Document, dated as of the Closing Date, signed by each of the parties (other than Lender) who is a party to such Facility Termination Document.

       SECTION 6.10.       Conditions  Precedent to Termination of Credit
Facility.

       The right of Borrower to terminate this Agreement and the Credit Facility and to receive a release of all of the Collateral from the Collateral Pool and Lender's obligation to execute and deliver the Credit Facility Termination Documents on the Closing Date are subject to the following conditions precedent:

              (a) Payment by Borrower in full of all of the Notes Outstanding on the Closing Date, including any associated prepayment premiums or other amounts due under the Notes and all other amounts owing by Borrower to Lender under this Agreement;

              (b) Defeasance by Borrower, if necessary, in accordance with the provisions of this Agreement, with respect to all Fixed Facility Notes Outstanding on the Closing Date; and

              (c)    Receipt by Lender of the Facility Termination Fee.

       SECTION 6.11. Delivery of Closing Documents Relating to Advance Request, Addition Request or Expansion Request.

       With respect to the closing of an Advance Request, an Addition Request or an Expansion Request, it shall be a condition precedent that Lender receives each of the following, each dated as of the Closing Date for the Request, in form and substance satisfactory to Lender in all respects:

              (a) Loan Documents. Fully executed original copies of each Loan Document required to be executed in connection with the Request, duly executed and delivered by the parties thereto (other than Lender), each of which shall be in full force and effect.

              (b) Opinion. If requested by Lender, favorable opinions of counsel to Borrower and the Guarantor, as to the due organization and qualification of Borrower and Guarantor, the due authorization, execution, delivery and enforceability of each Loan Document executed in connection with the Request and such other matters as Lender may reasonably require.

       SECTION 6.12.       Delivery of Property-Related Documents.

       With respect to each of the Initial Mortgaged Properties or an Additional Mortgaged Property, it shall be a condition precedent to the inclusion of such Mortgaged Properties in the Collateral Pool that Lender receive each of the following, each dated as of the Closing Date for the Initial Advance or an Addition Request, as the case may be, in form and substance satisfactory to Lender in all respects:

              (a) A favorable opinion of local counsel to Borrower or Lender as to the enforceability of the Security Instrument, and any other Loan Documents, executed in connection with the Initial Advance or Addition Request.

              (b) A commitment for the Title Insurance Policy (the coverage amount of which shall take into account any tie-in endorsements applicable to the policy being issued) applicable to the Mortgaged Property and a pro forma Title Insurance Policy based on the Commitment.

              (c) The Insurance Policy (or a certified copy of the Insurance Policy) applicable to the Mortgaged Property.

              (d)    The Survey applicable to the Mortgaged Property.

              (e) Evidence satisfactory to Lender of compliance of the Mortgaged Property with property laws as required by Sections 205 and 206 of
Part III of the DUS Guide.

              (f)    An Appraisal of the Mortgaged Property.

              (g) A Replacement Reserve Agreement, providing for the establishment of a replacement reserve account, to be pledged to Lender, in which the owner shall (unless waived by Lender) periodically deposit amounts for replacements for improvements at the Mortgaged Property and as additional security for Borrower's obligations under the Loan Documents.

              (h) A Completion/Repair and Security Agreement, together with required escrows, on the standard form required by the DUS Guide.

              (i) An Assignment of Management Agreement, on the standard form required by the DUS Guide.

              (j) An Assignment of Leases and Rents, if Lender determines one to be necessary or desirable, provided that the provisions of any such assignment shall be substantively identical to those in the Security Instrument covering the Collateral, with such modifications as may be necessitated by applicable state or local law.

                                    ARTICLE 7

                         REPRESENTATIONS AND WARRANTIES

       SECTION 7.01.       Representations and Warranties of Borrower.

       The representations and warranties of Borrower are contained in the Certificate of Borrower, the form of which is attached to this Agreement as Exhibit T.

       SECTION 7.02.       Representations and Warranties of Lender.

       Lender hereby represents and warrants to Borrower as follows:

              (a) Due Organization. Lender is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

              (b) Power and Authority. Lender has the requisite power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement.

              (c) Due Authorization. The execution and delivery by Lender of this Agreement, and the consummation by it of the transactions contemplated thereby, and the performance by it of its obligations thereunder, have been duly and validly authorized by all necessary action and proceedings by it or on its behalf.

                                    ARTICLE 8

                        AFFIRMATIVE COVENANTS OF BORROWER

       Borrower agrees and covenants with Lender that, at all times during the Term of this Agreement:

       SECTION 8.01.       Compliance with Agreements.

       Borrower shall comply with all the terms and conditions of each Loan Document to which it is a party or by which it is bound; provided, however, that Borrower's failure to comply with such terms and conditions shall not be an Event of Default until the expiration of the applicable notice and cure periods, if any, specified in the applicable Loan Document.

       SECTION 8.02.       Maintenance of Existence.

       Borrower shall maintain its existence and continue to be a limited liability company organized under the laws of the state of its organization. Borrower shall continue to be duly qualified to do business in each jurisdiction in which such qualification is necessary to the conduct of its business and where the failure to be so qualified would adversely affect the validity of, the enforceability of, or the ability to perform, its obligations under this Agreement or any other Loan Document.

       SECTION 8.03. Financial Statements; Accountants' Reports; Other Information.

       Borrower shall keep and maintain at all times complete and accurate books of accounts and records in sufficient detail to correctly reflect (x) all of Borrower's financial transactions and assets and (y) the results of the operation of each Mortgaged Property and copies of all written contracts, Leases and other instruments which affect each Mortgaged Property (including all bills, invoices and contracts for electrical service, gas service, water and sewer service, waste management service, telephone service and management services). In addition, Borrower shall furnish, or cause to be furnished, to Lender:

              (a) Annual Financial Statements. As soon as available, and in any event within 90 days after the close of its fiscal year during the Term of this Agreement, the audited balance sheet of Borrower and the Guarantor as of the end of such fiscal year, the audited statement of income, equity and retained earnings of Borrower and the Guarantor for such fiscal year and the audited statement of cash flows of Borrower and the Guarantor for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the prior fiscal year, prepared in accordance with GAAP consistently applied and accompanied by a certificate of Borrower's and Guarantor's independent certified public accountants to the effect that such financial statements have been reviewed by such accountants, and that such financial statements fairly present the results of its operations and financial condition for the periods and dates indicated, with such certification to be free of exceptions and qualifications as to the scope of the audit or as to the going concern nature of the business.

              (b) Quarterly Financial Statements. As soon as available, and in any event within 45 days after each of the first three fiscal quarters of each fiscal year during the Term of this Agreement, the unaudited balance sheet of Borrower as of the end of such fiscal quarter, the unaudited statement of income and retained earnings of Borrower and the unaudited statement of cash flows of Borrower for the portion of the fiscal year ended with the last day of such quarter, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the previous fiscal year, accompanied by a certificate of the Chief Financial Officer of Guarantor stating that such financial statements have been prepared in accordance with GAAP, consistently applied, and fairly present the results of its operations and financial condition for the periods and dates indicated, subject to year end adjustments in accordance with GAAP.

              (c) Quarterly Property Statements. As soon as available, and in any event within 45 days after each Calendar Quarter, a statement of income and expenses of each Mortgaged Property accompanied by a certificate of the Chief Financial Officer of Guarantor to the effect that each such statement of income and expenses fairly, accurately and completely presents the operations of each such Mortgaged Property for the period indicated.

              (d) Annual Property Statements. On an annual basis within 45 days after the close of its fiscal year, an annual statement of income and expenses of each Mortgaged Property accompanied by a certificate of the Chief Financial Officer of Guarantor to the effect that each such statement of income and expenses fairly, accurately and completely presents the operations of each such Mortgaged Property for the period indicated.

              (e) Updated Rent Rolls. Upon Lender's request (but not more frequently than quarterly), a current Rent Roll for each Mortgaged Property, showing the name of each tenant, and for each tenant, the space occupied, the lease expiration date, the rent payable, the rent paid and any other information requested by Lender and accompanied by a certificate of the Chief Financial Officer of Guarantor to the effect that each such Rent Roll fairly, accurately and completely presents the information required therein.

              (f) Security Deposit Information. Upon Lender's request, an accounting of all security deposits held in connection with any Lease of any part of any Mortgaged Property, including the name and identification number of the accounts in which such security deposits are held, the name and address of the financial institutions in which such security deposits are held and the name and telephone number of the person to contact at such financial institution, along with any authority or release necessary for Lender to access information regarding such accounts.

              (g) Accountants' Reports; Other Reports. Promptly upon receipt thereof: (i) copies of any reports or management letters submitted to Borrower by its independent certified public accountants in connection with the examination of its financial statements made by such accountants (except for reports otherwise provided pursuant to subsection (a) above); provided, however, that Borrower shall only be required to deliver such reports and management letters to the extent that they relate to Borrower or any Mortgaged Property; and (ii) all schedules, financial statements or other similar reports delivered by Borrower pursuant to the Loan

Documents or requested by Lender with respect to Borrower's business affairs or condition (financial or otherwise) or any of the Mortgaged Properties.

              (h) Annual Budgets. Prior to the start of its fiscal year, an annual budget for each Mortgaged Property for such fiscal year, setting forth an estimate of all of the costs and expenses, including capital expenses, of maintaining and operating each Mortgaged Property.

              (i) Federal Tax Returns. Within 30 days of filing, the Federal Tax Return of the Borrower (unless Borrower's income and other tax items are appropriately reflected in the Federal Tax Return of the Guarantor).

       SECTION 8.04.       Access to Records; Discussions With Officers and
Accountants.

       To the extent permitted by law and in addition to the applicable requirements of the Security Instruments, Borrower shall permit Lender to:

              (a) inspect, make copies and abstracts of, and have reviewed or audited, such of Borrower's books and records as may relate to the Obligations or any Mortgaged Property;

              (b) before an Event of Default discuss Borrower's affairs, finances and accounts with Borrower's senior management or property managers and independent public accountants; after an Event of Default, discuss Borrower's affairs, finances and account with Guarantor's officers, partners and employees;

              (c) discuss the Mortgaged Properties' conditions, operations or maintenance with the managers of such Mortgaged Properties and the officers and employees of Borrower and Guarantor; and

              (d) receive any other information that Lender deems reasonably necessary or relevant in connection with any Advance, any Loan Document or the Obligations.

Notwithstanding the foregoing, prior to an Event of Default or Potential Event of Default and in the absence of an emergency, all inspections shall be conducted at reasonable times during normal business hours upon reasonable notice to Borrower.

       SECTION 8.05.       Certificate of Compliance.

       Borrower shall deliver to Lender concurrently with the delivery of the financial statements and/or reports required by Section 8.03 (a) and (b) a certificate signed by the Chief Financial Officer of Guarantor (i) setting forth in reasonable detail the calculations required to establish whether Borrower and the Guarantor were in compliance with the requirements of Article 8 of this Agreement on the date of such financial statements, and (ii) stating that, to the best knowledge of such individual following reasonable inquiry, no Event of Default or Potential Event of Default has occurred, or if an Event of Default or Potential Event of Default has occurred, specifying the nature thereof in reasonable detail and the action Borrower is taking or proposes to take. Any certificate required by this Section shall run directly to and be for the benefit of Lender and Fannie Mae.

       SECTION 8.06.       Maintain Licenses.

       Borrower shall procure and maintain in full force and effect all licenses, Permits, charters and registrations which are material to the conduct of its business and shall abide by and satisfy all terms and conditions of all such licenses, Permits, charters and registrations.

       SECTION 8.07.       Inform Lender of Material Events.

       Borrower shall promptly inform Lender in writing of any of the following (and shall deliver to Lender copies of any related written communications, complaints, orders, judgments and other documents relating to the following) of which Borrower has actual knowledge:

              (a) Defaults. The occurrence of any Event of Default or any Potential Event of Default under this Agreement or any other Loan Document;

              (b) Regulatory Proceedings. The commencement of any rulemaking or disciplinary proceeding or the promulgation of any proposed or final rule which would have, or may reasonably be expected to have, a Material Adverse Effect; the receipt of notice from any Governmental Authority having jurisdiction over Borrower that (A) Borrower is being placed under regulatory supervision, (B) any license, Permit, charter, membership or registration material to the conduct of Borrower's business or the Mortgaged Properties is to be suspended or revoked or (C) Borrower is to cease and desist any practice, procedure or policy employed by Borrower in the conduct of its business, and such cessation would have, or may reasonably be expected to have, a Material Adverse Effect;

              (c) Bankruptcy Proceedings. The commencement of any proceedings by or against Borrower or Guarantor under any applicable bankruptcy, reorganization, liquidation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, trustee or other similar official is sought to be appointed for it;

              (d) Environmental Claim. The receipt from any Governmental Authority or other Person of any notice of violation, claim, demand, abatement, order or other order or direction (conditional or otherwise) for any damage, including personal injury (including sickness, disease or death), tangible or intangible property damage, contribution, indemnity, indirect or consequential damages, damage to the environment, pollution, contamination or other adverse effects on the environment, removal, cleanup or remedial action or for fines, penalties or restrictions, resulting from or based upon (i) the existence or occurrence, or the alleged existence or occurrence, of a Hazardous Substance Activity or (ii) the violation, or alleged violation, of any Hazardous Materials Laws in connection with any Mortgaged Property or any of the other assets of Borrower;

              (e) Material Adverse Effects. The occurrence of any act, omission, change or event (including the commencement or written threat of any proceedings by or against Borrower in any Federal, state or local court, or before any Governmental Authority, or before any arbitrator), which has, or would have, a Material Adverse Effect, subsequent to the date of the most recent audited financial statements of Borrower delivered to Lender pursuant to Section 8.03;

              (f) Accounting Changes. Any material change in Borrower's accounting policies or financial reporting practices; and

              (g) Legal and Regulatory Status. The occurrence of any act, omission, change or event, including any Governmental Approval, the result of which is to change or alter in any way the legal or regulatory status of Borrower.

       SECTION 8.08.       Compliance with Applicable Laws.

       Borrower shall comply in all material respects with all Applicable Laws now or hereafter affecting any Mortgaged Property or any part of any Mortgaged Property or requiring any alterations, repairs or improvements to any Mortgaged Property. Borrower shall procure and continuously maintain in full force and effect, and shall abide by and satisfy all material terms and conditions of all Permits.

       SECTION 8.09.       Alterations to the Mortgaged Properties.

       Except as otherwise provided in the Loan Documents, Borrower shall have the right to undertake any alteration, improvement, demolition, removal or construction (collectively, "Alterations") to the Mortgaged Property which it owns without the prior consent of Lender; provided, however, that in any case, no such Alteration shall be made to any Mortgaged Property without the prior written consent of Lender if (i) such Alteration could reasonably be expected to adversely affect the value of such Mortgaged Property or its operation as a multifamily housing facility in substantially the same manner in which it is being operated on the date such property became Collateral, (ii) the construction of such Alteration could reasonably be expected to result in interference to the occupancy of tenants of such Mortgaged Property such that tenants in occupancy with respect to five percent (5%) or more of the Leases would be permitted to terminate their Leases or to abate the payment of all or any portion of their rent, or (iii) such Alteration will be completed in more than 12 months from the date of commencement or in the last year of the Term of this Agreement. Notwithstanding the foregoing, Borrower must obtain Lender's prior written consent to construct Alterations with respect to the Mortgaged Property costing in excess of, with respect to any Mortgaged Property, the number of units in such Mortgaged Property multiplied by $2,000, but in any event, costs in excess of $250,000 and Borrower must give prior written notice to Lender of its intent to construct Alterations with respect to such Mortgaged Property costing in excess of $100,000; provided, however, that the preceding requirements shall not be applicable to Alterations made, conducted or undertaken by Borrower as part of Borrower's routine maintenance and repair of the Mortgaged Properties as required by the Loan Documents.

       SECTION 8.10.       Loan Document Taxes.

       If any tax, assessment or Imposition (other than franchise taxes, excise tax or other tax imposed on or measured by, the net income or capital (including branch profits tax) of Lender (or any transferee or assignee thereof, including a participation holder)) ("Loan Document Taxes") is levied, assessed or charged by the United States, or any State in the United States, or any political subdivision or taxing authority thereof or therein upon any of the Loan Documents or the obligations secured thereby, the interest of Lender in the Mortgaged Properties, or Lender by reason of or as holder of the Loan Documents, Borrower shall pay all such Loan Document Taxes to, for, or on account of Lender (or provide funds to Lender for such payment, as the case may be) as they become due and payable and shall promptly furnish proof of such payment to Lender, as applicable. In the event of passage of any law or regulation permitting, authorizing or requiring such Loan Document Taxes to be levied, assessed or charged, which law or regulation in the opinion of counsel to Lender may prohibit Borrower from paying the Loan Document Taxes to or for Lender, Borrower shall enter into such further instruments as may be permitted by law to obligate Borrower to pay such Loan Document Taxes. Notwithstanding the foregoing, Borrower shall not be required to make any payment pursuant to this Section 8.10 with respect to (i) any Loan Document Taxes that would not have been imposed but for the failure by a Lender, any assignee or participant to provide timely Borrower with an applicable certification or form (including, without limitation, the appropriate Internal Revenue Service Form W-8) if providing such certification would have resulted in an exemption from or reduction in such Loan Document Taxes or (ii) any Loan Document Taxes that would apply to a payment made to any Lender (other than Fannie Mae), its assignee or participant on the day such Lender, assignee or participant becomes a party to this Agreement or otherwise acquires an interest in any loan made pursuant to this Agreement.

       SECTION 8.11.       Further Assurances.

       Borrower, at the request of Lender, shall execute and deliver and, if necessary, file or record such statements, documents, agreements, UCC financing and continuation statements and such other instruments and take such further action as Lender from time to time may request as reasonably necessary, desirable or proper to carry out more effectively the purposes of this Agreement or any of the other Loan Documents or to subject the Collateral to the lien and security interests of the Loan Documents or to evidence, perfect or otherwise implement, to assure the lien and security interests intended by the terms of the Loan Documents or in order to exercise or enforce its rights under the Loan Documents.

       SECTION 8.12.       Transfer of Ownership Interest of Borrower and
Guarantor.

              (a) Prohibition on Transfers. Subject to paragraph (b) of this Section, neither the Borrower nor Guarantor shall cause or permit a Transfer or a Change of Control.

              (b) Permitted Transfers. Notwithstanding the provisions of paragraph (a) of this Section, the following Transfers by Borrower or Guarantor are permitted without the consent of Lender:

                     (i) A Transfer that occurs by inheritance, devise, or bequest or by operation of law upon the death of a natural person who is the owner of a direct or indirect ownership interest in Borrower or Guarantor .

                     (ii) A Transfer to trusts or other entities established for the benefit of the transferor and/or immediate family members for estate planning purposes.

                     (iii) A Transfer of limited liability company membership interest or stock by the members or shareholders of Borrower or Guarantor; provided, however, that no Change in Control occurs as the result of such Transfer.

                     (iv) The issuance by Borrower or Guarantor of additional membership units or stock and the subsequent Transfer of such units; provided, however, that no Change in Control occurs as the result of such Transfer.

                     (v) A merger with or acquisition of another entity by Borrower or Guarantor, provided that (A) Borrower or Guarantor, as the case may be, is the surviving entity after such merger or acquisition, (B) no Change in Control occurs, and (C) such merger or acquisition does not result in an Event of Default, as such terms are defined in this Agreement.

              (c) Consent to Prohibited Transfers. Lender may, in its sole and absolute discretion, consent to a Transfer that would otherwise violate this
Section if, prior to the Transfer, Borrower or Guarantor, as the case may be, has satisfied each of the following requirements:

                     (i) the submission to Lender of all information required by Lender to make the determination required by this Section;

                     (ii)   the absence of any Event of Default;

                     (iii) the transferee meets all of the eligibility, credit, management and other standards (including any standards with respect to previous relationships between Lender and the transferee and the organization of the transferee) customarily applied by Lender at the time of the proposed Transfer to the approval of Borrower or Guarantor, as the case may be, in connection with the origination or purchase of similar mortgages, deeds of trust or deeds to secure debt on multifamily properties;

                     (iv) in the case of a Transfer of direct or indirect ownership interests in Borrower or Guarantor, as the case may be, if transferor or any other person has obligations under any Loan Documents, the execution by the transferee of one or more individuals or entities acceptable to Lender of an assumption agreement that is acceptable to Lender and that, among other things, requires the transferee to perform all obligations of transferor or such person set forth in such Loan Document, and may require that the transferee comply with any provisions of this Instrument or any other Loan Document which previously may have been waived by Lender;

                     (v)    Lender's receipt of all of the following:

                            (A) a transfer fee equal to 1 percent of the Commitment immediately prior to the transfer.

                            (B) In addition, Borrower shall be required to reimburse Lender for all of Lender's reasonable out-of-pocket costs (including reasonable attorneys' fees) incurred in reviewing the Transfer request.

       SECTION 8.13.       Transfer of Ownership of Mortgaged Property.

              (a) Prohibition on Transfers. Subject to paragraph (b) of this Section, neither Borrower nor Guarantor shall cause or permit a Transfer of a Mortgaged Property.

              (b) Permitted Transfers. Notwithstanding provision (a) of this Section, the following Transfers of a Mortgaged Property by Borrower or Guarantor are permitted without the consent of Lender:

                     (i) The grant of a leasehold interest in individual dwelling units or commercial spaces in accordance with the Security Instrument.

                     (ii) A sale or other disposition of obsolete or worn out personal property which is contemporaneously replaced by comparable personal property of equal or greater value which is free and clear of Liens, other than those created by the Loan Documents.

                     (iii) The creation of a mechanic's or materialmen's lien or judgment lien against a Mortgaged Property which is released of record or otherwise remedied to Lender's satisfaction within 30 days of the date of creation.

                     (iv) The grant of an easement if, prior to the granting of the easement, Borrower causes to be submitted to Lender all information required by Lender to evaluate the easement, and if Lender consents to such easement based upon Lender's determination that the easement will not materially affect the operation of the Mortgaged Property or Lender's interest in the Mortgaged Property and Borrower pays to Lender, on demand, all reasonable costs and expenses incurred by Lender in connection with reviewing Borrower's request. Lender shall not unreasonably withhold its consent to or withhold its agreement to subordinate the lien of a Security Instrument to (A) the grant of a utility easement serving a Mortgaged Property to a publicly operated utility, or (B) the grant of an easement related to expansion or widening of roadways, provided that any such easement is in form and substance reasonably acceptable to Lender and does not materially and adversely affect the access, use or marketability of a Mortgaged Property.

       SECTION 8.14.       Change in Senior Management.

       Borrower shall give Lender notice of any change in the identity of Senior Management.

       SECTION 8.15.       Date-Down Endorsements.

       At any time and from time to time, a Lender may obtain an endorsement to each Title Insurance Policy containing a revolving credit endorsement, amending the effective date of the Title Insurance Policy to the date of the title search performed in connection with the endorsement. Borrower shall pay for the cost and expenses incurred by Lender to the Title Company in obtaining such endorsement, provided that, for each Title Insurance Policy, it shall not be liable to pay for more than one such endorsement in any consecutive 12 month period.

       SECTION 8.16.       Ownership of Mortgaged Properties.

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       Borrower shall be the sole owner of each of the Mortgaged Properties free and clear of any Liens other than Permitted Liens.

       SECTION 8.17.       Facility Balancing.

       Prior to the Recourse Termination Date, if the Borrower fails to meet the Coverage and LTV Tests then, within 60 days of Lender's notice to Borrower of such failure, the Borrower shall (i) add Additional Mortgaged Properties to the Collateral Pool in accordance with Article 3 so that after such addition the Coverage and LTV Tests are met, or (ii) prepay Advances Outstanding in an amount sufficient to cause the Borrower to be in compliance with the Coverage and LTV Tests. Any prepayments made pursuant to the preceding sentence shall be applied first against the Variable Advances Outstanding in the sequence specified by Borrower until there are no further Variable Advances Outstanding then against the prepayment of Fixed Advances Outstanding so long as the prepayment is permitted under the applicable Fixed Facility Note. If no prepayment is permitted under the applicable Fixed Facility Note, such prepayment amount shall be held by Lender (or its appointed collateral agent) as Substitute Cash Collateral in accordance with a security agreement and other documents in form and substance acceptable to Lender. Any Substitute Cash Collateral remaining will be returned to the Borrower on the earlier of (a) the date when the Coverage and LTV Tests are again met (calculated using the definition of "Facility Debt Service" set forth in paragraph (b) of such definition), provided that such test may be met either as a result of additions of Mortgaged Properties to the Collateral Pool or the deposit of Substitute Cash Collateral, or (b) the Termination Date. If on the date the Borrower pays any amounts required by this Section, Variable Advances are Outstanding but are not then due and payable, Lender shall hold such amounts (which amounts shall bear interest at a rate determined by Lender) as additional collateral until the next date on the Variable Advances are due and payable at which time Lender shall apply the appropriate portion of such prepayment to such Variable Advances.

       SECTION 8.18.       Financial Covenants.

       Each of the following financial requirements shall be calculated as of the last day of each fiscal quarter, but shall be satisfied at all times, provided, however, that for the purposes of calculating the financial covenants under this Section 8.18, the financial results of DRA Venture, and the Guarantor's Investment in DRA Venture, will be excluded:

              (a) Minimum Consolidated Tangible Net Worth. The Guarantor shall not permit Consolidated Tangible Net Worth at any time to be less than the sum of (i) $754,441,200; plus (ii) 85% of Net Offering Proceeds received after April 4, 2003.

              (b) Maximum Leverage. The Guarantor shall not permit the ratio of Consolidated Total Liabilities to Total Asset Value as of the end of any fiscal quarter of Guarantor to exceed 0.55:1.

              (c) Maximum Secured Indebtedness. The Guarantor shall not permit the ratio of (i) Secured Indebtedness to (ii) Total Asset Value as of the end of any fiscal quarter of Guarantor to exceed 0.30:1.

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

              (d) Maximum Unsecured Leverage. The Guarantor shall not permit the ratio of (i) Unencumbered Real Property Value to (ii) total outstandings under Unsecured Indebtedness as of the end of any fiscal quarter of Guarantor to be less than 1.75:1.

              (e) Minimum Unencumbered Interest Coverage. The Guarantor shall not permit the ratio of (i) Unencumbered Real Property Adjusted NOI to (ii) Consolidated Interest Expense on Unsecured Indebtedness as of the end of any fiscal quarter of Guarantor to be less than 1.75:1.

              (f) Minimum Fixed Charge Coverage. The Guarantor shall not permit the ratio of Consolidated Adjusted EBITDA to Consolidated Fixed Charges as of the end of any fiscal quarter of Guarantor to be less than 1.75:1.

              (g) Development. The Guarantor shall not permit the sum of (a) the total acquisition and development costs incurred to date, plus the total cost required to complete, all Real Property under Development by Guarantor and its Subsidiaries, plus (b) the Guarantor's pro rata share of the total cost incurred to date, plus the total cost required to complete, all Real Property under Development by any Guarantor Entity, plus (c) the Guarantor's pro rata share of the total acquisition and development costs incurred to date of all unimproved (and not under Development) real property owned by Guarantor and its Subsidiaries, to exceed 15% of Total Asset Value.

       If the financial covenants set forth in Guarantor's line of credit on which the financial covenants set forth in this Section 8.18 are based are amended, modified or supplemented, upon the request of Borrower, Lender will review the financial covenants set forth in this Section 8.18 and consider changing the financial covenants in a manner consistent with the changes in the line of credit. Lender shall not charge a fee for review any request for modification of the financial covenants pursuant to the preceding sentence.

       Solely for the purposes of this Section 8.18, the following terms shall have the meaning set forth below:

       "Adjusted NOI" means, for any fiscal quarter with respect to any Real Property, the gross rental income of such Real Property for such fiscal quarter (determined in accordance with GAAP), adjusted by deducting (a) the aggregate amount of all reasonable and customary property expenses, including operating costs, maintenance and repair costs, leasing and administrative costs, management fees, real estate taxes and insurance premiums attributable to such Real Property for such fiscal quarter; and (b) in respect of capital expenditures for such fiscal quarter, $62.50 per apartment unit including, without double counting, any amounts for capital reserves included in operating expense when calculating net income. Adjusted NOI will be adjusted for any non-recurring items and the acquisitions and dispositions of Real Property during any fiscal quarter.

       "Affiliate" means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, membership interests, by contract, or otherwise.

       "Applicable Capitalization Rate" means, for any Real Property, 8.65%, or such rate(s) as Lender, taking into consideration such factors as the location or type of such Real Property, may establish on a prospective basis from time to time (but no more often than once in any calendar year) as the applicable capitalization rate for such Real Property.

       "Attributable Indebtedness" means, on any date, (a) in respect of any capital lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease.

       "BRE Property Investors" means BRE Property Investors, LLC, a Delaware limited liability company.

       "Completed" means, with respect to any item of Real Property, that the construction of all apartment units (or discreet phase(s) thereof, if applicable) has been completed, certificates of occupancy shall have been issued with respect to such apartment units, and such apartment units shall be available for immediate lease and occupancy in the normal course of business.

       "Completed and Stabilized Real Property" means each item of Real Property for which either of the following is true: (a) such Real Property has been Completed for a minimum of twelve months, or (b) such Real Property has been Completed and at least 90% of the apartment units within such Real Property are occupied by tenants, under written leases, who have commenced paying rent.

       "Consolidated" means, with respect to any Person, that such Person's financial results are consolidated (or required to be consolidated) under GAAP with the financial results of Guarantor.

       "Consolidated Adjusted EBITDA" means, for any fiscal quarter and without double counting any item, Consolidated Net Income for such fiscal quarter plus
(a) the following to the extent deducted in calculating such Consolidated Net
Income: (i) interest expense (as it appears on the Guarantor's consolidated income statement in accordance with GAAP) for such fiscal quarter, (ii) the provision for federal, state, local and foreign income taxes payable by the Guarantor and the Subsidiaries for such fiscal quarter, (iii) the amount of depreciation and amortization expense deducted in determining such Consolidated Net Income, and (iv) losses from extraordinary items or assets sales which were deducted in determining such Consolidated Net Income; and minus (b) the sum of
(i) all non-cash items increasing Consolidated Net Income for such fiscal quarter, (ii) a capital reserve equal to $62.50 per apartment unit in the case of any Real Property asset owned by the Guarantor or the Subsidiaries (without duplication to the extent that capital expenditures have already been included in operating expenses in calculating Consolidated Net Income), (iii) gains from extraordinary items or assets sales which are included in determining Consolidated Net Income, and (iv) the portion of such Consolidated Net Income attributable to the minority interests in any Subsidiary during such fiscal quarter. Consolidated Adjusted EBITDA will include income and expenses relating to continuing and discontinued operations and will be adjusted for any non-recurring items and the acquisitions and Dispositions of property during any fiscal quarter.

       "Consolidated Fixed Charges" means, for any fiscal quarter (a) the sum of
(i) Consolidated Interest Expense for such fiscal quarter, plus (ii) scheduled or otherwise required principal amortization for such fiscal quarter on all Indebtedness of Guarantor and the Subsidiaries, but excluding any balloon payment due at maturity, plus (iv) all dividends accrued during such fiscal quarter in respect of any and all outstanding preferred shares of Guarantor and the Subsidiaries, whether or not declared or paid.

       "Consolidated Interest Expense" means, for any fiscal quarter, for the Guarantor and the Subsidiaries, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses of the Guarantor and the Subsidiaries in connection with borrowed money (including accrued or capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, and (b) the portion of rent expense of the Guarantor and the Subsidiaries with respect to such fiscal quarter under capital leases that is treated as interest in accordance with GAAP.

       "Consolidated Net Income" means, for any fiscal quarter, for the Guarantor and the Subsidiaries, the net income of the Guarantor and the Subsidiaries for that fiscal quarter.

       "Consolidated Tangible Net Worth" means, as of any date of determination, for the Guarantor and the Subsidiaries, (a) the Shareholders' Equity of the Guarantor and the Subsidiaries on that date, exclusive of minority interests, minus (b) the Intangible Assets of the Guarantor and the Subsidiaries on that date.

       "Consolidated Total Liabilities" means as of any date, and without double counting any item, the sum of (a) the Total Liabilities of the Guarantor and the Subsidiaries as of such date, plus (b) the Recourse Indebtedness of any Guarantor Entity that is Guaranteed by the Guarantor or that is otherwise recourse to the Guarantor, plus (c) to the extent not included in (b), the Guarantor's pro rata share of the Indebtedness of any Guarantor Entity.

       "Debtor Relief Laws" means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

       "Development" means, with respect to any multifamily apartment project under construction, that the real property has been acquired by the owner thereof, and that construction contracts have been entered into and all necessary building permits have been obtained, until the construction of all units (or discreet phase(s) thereof, if applicable) of such apartment project shall have been Completed.

       "Disposition" or "Dispose" means the sale, transfer, exclusive license or other, similar disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal with or without recourse of any notes or accounts receivable or any rights and claims associated therewith.

       "Dollar" and "$" mean lawful money of the United States.

       "DRA Venture" means Guarantor's 15% ownership interest in G&I III Residential One, LLC, an Affiliate of DRA Advisors, Inc., an Affiliate of Guarantor.

       "ERISA" means the Employee Retirement Income Security Act of 1974.

       "Guarantee" means, as to any Person, any (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or
(b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term "Guarantee" as a verb has a corresponding meaning.

       "Guarantor Entity" means a Person (a) in which the Guarantor, directly or indirectly, has made an Investment, but which is not a Subsidiary, and (b) in which Person the Guarantor, directly or indirectly, has a capital investment of no less than 10% of the aggregate capital investment of such Person.

       "Indebtedness" means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

              (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

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

              (b) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers' acceptances, bank guaranties, surety bonds and similar instruments;

              (c)    net obligations of such Person under any Swap Contract;

              (d) all obligations of such Person to pay the deferred purchase price of property or services;

              (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

              (f)    capital leases and Synthetic Lease Obligations; and

              (g) all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of any capital lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.

       "Intangible Assets" means assets that are considered to be intangible assets under GAAP, including customer lists, goodwill, computer software, copyrights, trade names, trademarks, patents, franchises, licenses, unamortized deferred charges, unamortized debt discount and capitalized research and development costs.

       "Investment" means any direct or indirect acquisition or investment by the Guarantor or BRE Property Investors in any Person, whether by means of (a) the purchase or other acquisition of capital stock, partnership interests or other securities of or equity interests in such Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, such Person, including any partnership or joint venture interest in such Person, or
(c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of such Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

       "Laws" means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

       "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing).

       "Net Offering Proceeds" means all cash proceeds received by Guarantor as a result of the sale of common, preferred or other classes of stock in Guarantor (if and only to the extent reflected in stockholders' equity on the consolidated balance sheet of Guarantor prepared in accordance with GAAP), minus (i) attorneys' fees and disbursements, (ii) accountants' fees, (iii) underwriters' or placement agents' fees, discounts or commissions, (iv) brokerage, consultants' and other fees, and (v) printing, registration and related expenses, in each case, actually incurred in connection with such sale.

       "Non-Recourse Indebtedness" means, with respect to any Person, Indebtedness of that Person with respect to which recourse to such Person for payment is contractually limited to specific assets encumbered by a Lien securing such Indebtedness. Notwithstanding the foregoing, Indebtedness of any Person shall not fail to constitute Non-Recourse Indebtedness by reason of the inclusion in any document evidencing, governing, securing or otherwise relating to such Indebtedness to the effect that such Person shall be liable, beyond the assets securing such Indebtedness, for (i) misapplied moneys, including insurance and condemnation proceeds and security deposits, (ii) liabilities (including environmental liabilities) of the holders of such Indebtedness and their affiliates to third parties, (iii) breaches of customary representations and warranties given to the holders of such Indebtedness, (iv) commission of waste with respect to any part of the collateral securing such Indebtedness, (v) recovery of rents, profits or other income attributable to the collateral securing such Indebtedness collected following a default, (vi) fraud, gross negligence or willful misconduct, and (vii) breach of any covenants regarding compliance with ERISA.

       "Off-Balance Sheet Liabilities" means, with respect to any Person as of any date of determination thereof, without duplication and to the extent not included as a liability on the consolidated balance sheet of such Person and the Subsidiaries in accordance with GAAP: (a) with respect to any asset securitization transaction (including any accounts receivable purchase facility)
(i) the unrecovered investment of purchasers or transferees of assets so transferred, and (ii) any other payment, recourse, repurchase, hold harmless, indemnity or similar obligation of such Person or any of its Subsidiaries in respect of assets transferred or payments made in respect thereof, other than limited recourse provisions that are customary for transactions of such type and that neither (x) have the effect of limiting the loss or credit risk of such purchasers or transferees with respect to payment or performance by the obligors of the assets so transferred nor (y) impair the characterization of the transaction as a true sale under applicable Laws (including Debtor Relief Laws);
(b) the monetary obligations under any financing lease or so-called "synthetic," tax retention or off-balance sheet lease transaction which, upon the application of any Debtor Relief Law to such Person or any of its Subsidiaries, would be characterized as indebtedness; (c) the monetary obligations under any sale and leaseback transaction which does not create a liability on the consolidated balance sheet of such Person and its Subsidiaries; or (d) any other monetary obligation arising with respect to any other transaction which (i) upon the application of any Debtor Relief Law to such Person or any of its Subsidiaries, would be characterized as indebtedness or (ii) is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the consolidated balance sheet of such Person and its Subsidiaries (for purposes of this clause (d), any transaction structured to provide tax deductibility as interest expense of any dividend, coupon or other periodic payment will be deemed to be the functional equivalent of a borrowing).

       "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

       "Real Property" shall mean multi-family residential properties held for rental.

       "Recourse Indebtedness" means any Indebtedness of a Person that is not contractually limited to specific assets encumbered by a Lien securing such Indebtedness.

       "Secured Indebtedness" means, without duplication, all recourse and Non-Recourse Indebtedness of Guarantor or any Subsidiary that is secured by a Lien on any property.

       "Shareholders' Equity" means, as of any date of determination, consolidated shareholders' equity, determined in accordance with GAAP.

       "Subsidiary" of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a "Subsidiary" or to "Subsidiaries" shall refer to a Subsidiary or Subsidiaries of the Guarantor or of BRE Property Investors.

       "Swap Contract" means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a "Master Agreement"), including any such obligations or liabilities under any Master Agreement.

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

       "Swap Termination Value" means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

       "Synthetic Lease Obligation" means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or
(b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

       "Total Asset Value" means, with respect to the Guarantor and the Subsidiaries on a consolidated basis, and without double counting any item, the sum of:

       (a) the value of any Completed and Stabilized Real Property owned by the Guarantor and the Subsidiaries for one or more fiscal quarters, determined by calculating the annualized Adjusted NOI for such property for the most recent fiscal quarter, capitalized at the Applicable Capitalization Rate; plus

       (b) with respect to any Real Property that has been owned by the Guarantor or a Subsidiary for less than one fiscal quarter or that is Completed, but does not qualify as Completed and Stabilized Real Property, the value of such property calculated as the acquisition cost of such property in accordance with GAAP; plus

       (c) the value of any other real property owned by the Guarantor or a Subsidiary and that is under Development, calculated at the lower of the acquisition cost or fair market value of such property; plus

       (d) the book value (net of any applicable reserves) of all other tangible assets of the Guarantor and the Subsidiaries as shown on its most recent quarterly financial statements prepared on a consolidated basis in accordance with GAAP; plus

       (e) the Guarantor's pro rata share of all items referred to in the foregoing clauses (a)-(c) owned by any Guarantor Entity that is not Consolidated with Guarantor.

       "Total Liabilities" of a Person means the sum of (a) all Recourse Indebtedness and Non-Recourse Indebtedness of such Person, whether or not such Indebtedness should be included as a liability on the balance sheet of such Person in accordance with GAAP, and (b) all other liabilities of every nature and kind of such Person that should be included as liabilities on the balance sheet of such Person in accordance with GAAP, and (c) all Off-Balance Sheet Liabilities of such Person.

       "Unencumbered Real Property" means any Real Property as to which neither such Real Property, nor any interest in the Person owning such Real Property, is
(a) subject to any Lien (other than Liens described in clauses (i) -(iii) of Section 7.01(b)) or (b) subject to any agreement (other than this Agreement or any other Loan Document, and including any provision of the Organizational Documents of such Person) that prohibits or limits the creation of any Lien thereon as security for Indebtedness of the owner of such Real Property.

       "Unencumbered Real Property Adjusted NOI" means for all Unencumbered Real Property owned by the Guarantor or a Guarantor, the annualized Adjusted NOI for the most recent fiscal quarter.

       "Unencumbered Real Property Value" means the value of any Unencumbered Real Property owned by the Guarantor or any Guarantor, determined by calculating the annualized Unencumbered Real Property Adjusted NOI for such Unencumbered Real Property, capitalized at the Applicable Capitalization Rate.

       "United States" and "U.S." mean the United States of America.

       "Unsecured Indebtedness" means, without duplication, all Indebtedness of Guarantor and the Subsidiaries that is not Secured Indebtedness.

                                   ARTICLE 9

                         NEGATIVE COVENANTS OF BORROWER

       Borrower agrees and covenants with Lender that, at all times during the Term of this Agreement:

       SECTION 9.01.       Other Activities.


              (a) The Borrower shall not amend its Organizational Documents in any material respect without the prior written consent of Lender;

              (b) Neither the Borrower nor Guarantor shall dissolve or liquidate in whole or in part;

              (c) The Borrower shall not, except as otherwise provided in this Agreement, without the prior written consent of Lender, merge or consolidate with any Person; or

              (d) The Borrower shall not use, or permit to be used, any Mortgaged Property for any uses or purposes other than as a Multifamily Residential Property and ancillary uses consistent with Multifamily Residential Properties.

       SECTION 9.02.       Liens.

       Borrower shall not create, incur, assume or suffer to exist any Lien on any Mortgaged Property or any part of any Mortgaged Property, except the Permitted Liens.

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

       SECTION 9.03.       Indebtedness.

       Borrower shall not incur or be obligated at any time with respect to any Indebtedness (other than Advances) in connection with any of the Mortgaged Properties.

       SECTION 9.04.       Principal Place of Business.

       Borrower shall not change its principal place of business or the location of its books and records, each as set forth in Borrower's Certificate, without first giving 30 days' prior written notice to Lender.

       SECTION 9.05.       Condominiums.

       Borrower shall not submit any Mortgaged Property to a condominium regime during the Term of this Agreement.

       SECTION 9.06.       Restrictions on Distributions.

       The Borrower shall not make any distributions of any nature or kind whatsoever to the owners of its Ownership Interests as such if, at the time of such distribution, a Potential Event of Default or an Event of Default has occurred and remains uncured.

                                   ARTICLE 10

                                      FEES

       SECTION 10.01.      Standby Fee.

       Borrower shall pay the Standby Fee to Lender for the period from the date of this Agreement to the end of the Term of this Agreement. The Standby Fee shall be payable monthly, in arrears, on the first Business Day following the end of the month, except that the Standby Fee for the last month during the Term of this Agreement shall be paid on the last day of the Term of this Agreement.

       SECTION 10.02.      Rate Preservation Fee.

       At Borrower's election, Borrower shall pay the Rate Preservation Fee to Lender commencing on the first day after the First Anniversary. Borrower shall notify Lender in writing not less than 30 days prior to the First Anniversary if it elects to pay the Rate Preservation Fee. If Borrower fails to provide written notice to Lender by the First Anniversary, Borrower shall be deemed to have elected not to pay the Rate Preservation Fee. If Borrower elects (or is deemed to have elected) not to pay the Rate Preservation Fee, such election shall be final. If Borrower elects to pay the Rate Preservation Fee, such election may be irrevocably terminated by at least 30 days' written notice of such termination by Borrower to Lender. The Rate Preservation Fee shall be payable monthly, in arrears, on the first Business Day following the end of the month, except that the Rate Preservation Fee for the last month during the Term of this Agreement shall be paid on the last day of the Term of this Agreement.

       SECTION 10.03.      Origination Fees.

              (a) Initial Origination Fee. Borrower shall pay to Lender an origination fee equal to $650,000 ("Origination Fee").

              (b) Expansion Origination Fee. Upon the closing of a Expansion Request under Article 4, Borrower shall pay to Lender an origination fee ("Expansion Origination Fee") equal to the product obtained by multiplying (i) the increase in the Commitment made on the Closing Date for the Expansion Request, by (ii) 0.65%. Any Expansion Origination Fee shall be reduced by the amount of any Addition Fee paid by Borrower in respect of any Additional Mortgaged Properties added to the Collateral Pool. Borrower shall pay the Expansion Origination Fee on or before the Closing Date for the Expansion Request.

       SECTION 10.04.      Due Diligence Fees.

              (a) Initial Due Diligence Fees. Borrower shall pay to Lender due diligence fees ("Initial Due Diligence Fees") with respect to the Initial Mortgaged Properties in an amount equal to actual out-of-pocket expenses incurred by Lender in connection with Lender's due diligence plus $1,500 per Initial Mortgaged Property.

       Borrower has previously paid to Lender a portion of the Initial Due Diligence Fees and shall pay the remainder of the Initial Due Diligence Fees to Lender on the Initial Closing Date. Any portion of the Initial Due Diligence Fee paid to Lender not actually used by Lender to cover reasonable due diligence expenses shall be promptly refunded to Borrower.

              (b) Additional Due Diligence Fees for Additional Collateral. Borrower shall pay to Lender additional reasonable due diligence fees (the "Additional Collateral Due Diligence Fees") with respect to each Additional Mortgaged Property in an amount equal to actual out-of-pocket expenses incurred by Lender in connection with Lender's due diligence plus $1,500 per Additional Mortgaged Property in the Collateral Pool. Any portion of the Additional Collateral Due Diligence Fee paid to Lender not actually used by Lender to cover reasonable due diligence expenses shall be promptly refunded to Borrower.

       SECTION 10.05.      Legal Fees and Expenses.

              (a) Initial Legal Fees. Borrower shall pay, or reimburse Lender for, all out-of-pocket legal fees and expenses incurred by Lender and by Fannie Mae in connection with the preparation, review and negotiation of this Agreement and any other Loan Documents executed on the date of this Agreement.

              (b) Fees and Expenses Associated with Requests. Borrower shall pay, or reimburse Lender for, all reasonable costs and expenses incurred by Lender, including the out-of-pocket legal fees and expenses incurred by Lender in connection with the preparation, review and negotiation of all documents, instruments and certificates to be executed and delivered in connection with each Request, the performance by Lender of any of its obligations with respect to the Request, the satisfaction of all conditions precedent to Borrower's rights or Lender's obligations with respect to the Request, and all transactions related to any of the foregoing, including the cost of title insurance premiums and applicable recordation and transfer taxes and charges and all other reasonable costs and expenses in connection with a Request. The obligations of Borrower under this subsection shall be absolute and unconditional, regardless of whether the transaction requested in the Request actually occurs. Borrower shall pay such costs and expenses to Lender on the Closing Date for the Request, or, as the case may be, after demand by Lender when Lender determines that such Request will not close.

       SECTION 10.06.      Failure to Close any Request.

       If Borrower makes a Request and fails to close on the Request for any reason other than the default by Lender, then Borrower shall pay to Lender and Fannie Mae all damages incurred by Lender and Fannie Mae in connection with the failure to close.

                                   ARTICLE 11

                                EVENTS OF DEFAULT

       SECTION 11.01.      Events of Default.

       Each of the following events shall constitute an "Event of Default" under this Agreement, whatever the reason for such event and whether it shall be voluntary or involuntary, or within or without the control of Borrower or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any Governmental Authority:

              (a) the occurrence of a default under any Loan Document beyond the cure period, if any, set forth therein; or

              (b) (i) the failure by Borrower to pay when due any amount, other than principal and interest, payable by Borrower under any Note, any Security Instrument, this Agreement or any other Loan Document, including any fees, costs or expenses for five (5) days after receipt of notice of such failure by Borrower from Lender, or (ii) the failure by Borrower to pay any principal or interest payable by Borrower under any Note or any other Loan Document; or

              (c) the failure by Borrower to perform or observe any covenant contained in Article 8 or Article 9 for 30 days after receipt of notice of such failure by Borrower from Lender, provided that such period shall be extended for up to 30 additional days if Borrower, in the discretion of Lender, is diligently pursuing a cure of such default within 30 days after receipt of notice from Lender; or

              (d) any warranty, representation or other written statement made by or on behalf of Borrower or Guarantor contained in this Agreement, any other Loan Document or in any instrument furnished in compliance with or in reference to any of the foregoing, is false or misleading in any material respect on any date when made or deemed made; or

              (e) (i) Borrower or Guarantor shall (A) commence a voluntary case under the Federal bankruptcy laws (as now or hereafter in effect), (B) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, debt adjustment, winding up or composition or adjustment of debts, (C) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (D) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of a substantial part of its property, domestic or foreign, (E) admit in writing its inability to pay, or generally not be paying, its debts as they become due, (F) make a general assignment for the benefit of creditors, (G) assert that Borrower or Guarantor (solely with respect to the Guaranty) has no liability or obligations under this Agreement or any other Loan Document to which it is a party; or (H) take any action for the purpose of effecting any of the foregoing; or (ii) a case or other proceeding shall be commenced against Borrower or Guarantor in any court of competent jurisdiction seeking (A) relief under the Federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding upon or composition or adjustment of debts, or (B) the appointment of a trustee, receiver, custodian, liquidator or the like of Borrower or Guarantor , or of all or a substantial part of the property, domestic or foreign, of Borrower or Guarantor and any such case or proceeding shall continue undismissed or unstayed for a period of 60 consecutive calendar days, or any order granting the relief requested in any such case or proceeding against Borrower or Guarantor (including an order for relief under such Federal bankruptcy laws) shall be entered; or

              (f) if any provision of this Agreement or any other Loan Document or the lien and security interest purported to be created hereunder or under any Loan Document shall at any time for any reason cease to be valid and binding in accordance with its terms on Borrower or Guarantor, or shall be declared to be null and void, or the validity or enforceability hereof or thereof or the validity or priority of the lien and security interest created hereunder or under any other Loan Document shall be contested by Borrower or Guarantor seeking to establish the invalidity or unenforceability hereof or thereof, or Borrower or Guarantor (only with respect to the Guaranty) shall deny that it has any further liability or obligation hereunder or thereunder; or

              (g) (i) the execution by Borrower of a chattel mortgage or other security agreement on any materials, fixtures or articles used in the construction or operation of the improvements located on any Mortgaged Property or on articles of personal property located therein, or (ii) if any such materials, fixtures or articles are purchased pursuant to any conditional sales contract or other security agreement or otherwise so that the Ownership thereof will not vest unconditionally in Borrower free from encumbrances, or (iii) if Borrower does not furnish to Lender upon request the contracts, bills of sale, statements, receipted vouchers and agreements, or any of them, under which Borrower claim title to such materials, fixtures, or articles; or

              (h) the failure by Borrower to comply with any requirement of any Governmental Authority within 30 days after written notice of such requirement shall have been given to Borrower by such Governmental Authority; provided that, if action is commenced and diligently pursued by Borrower within such 30 days, then Borrower shall have an additional 30 days to comply with such requirement; or

              (i) a dissolution or liquidation for any reason (whether voluntary or involuntary) of Borrower or Guarantor; or

              (j) any judgment against Borrower or Guarantor, any attachment or other levy against any portion of Borrower's or Guarantor's assets with respect to a claim or claims in an amount in excess of $250,000 in the aggregate remains unpaid, unstayed on appeal undischarged, unbonded, not fully insured or undismissed for a period of 90 days; or

              (k) the failure by Borrower or Guarantor to perform or observe any material term, covenant, condition or agreement hereunder, other than as contained in subsections (a) through (j) above, or in any other Loan Document, within 30 days after receipt of notice from Lender identifying such failure, provided such period shall be extended for up to 30 additional days if Borrower, in the discretion of Lender, is diligently pursuing a cure of such default within 30 days after receipt of notice from Lender.

                                   ARTICLE 12

                                    REMEDIES

       SECTION 12.01.      Remedies; Waivers.

       Subject to Article 15 of this Agreement, upon the occurrence of an Event of Default, Lender may do any one or more of the following (without presentment, protest or notice of protest, all of which are expressly waived by Borrower):

              (a) by written notice to Borrower, to be effective upon dispatch, terminate the Commitment and declare the principal of, and interest on, the Advances and all other sums owing by Borrower to Lender under any of the Loan Documents forthwith due and payable, whereupon the Commitment will terminate and the principal of, and interest on, the Advances and all other sums owing by Borrower to Lender under any of the Loan Documents will become forthwith due and payable.

              (b) Lender shall have the right to pursue any other remedies available to it under any of the Loan Documents.

              (c) Lender shall have the right to pursue all remedies available to it at law or in equity, including obtaining specific performance and injunctive relief.

       SECTION 12.02.      Waivers; Rescission of Declaration.

       Lender shall have the right, to be exercised in its complete discretion, to waive any breach hereunder (including the occurrence of an Event of Default), by a writing setting forth the terms, conditions, and extent of such waiver signed by Lender and delivered to Borrower. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence which gave rise to the waiver and not to any other similar event or occurrence which occurs subsequent to the date of such waiver.

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

       SECTION 12.03. Lender's Right to Protect Collateral and Perform Covenants and Other Obligations.

       If Borrower or Guarantor fails to perform the covenants and agreements contained in this Agreement or any of the other Loan Documents, then Lender at Lender's option may make such appearances, disburse such sums and take such action as Lender deems necessary, in its sole discretion, to protect Lender's interest, including (i) disbursement of reasonable attorneys' fees, (ii) entry upon the Mortgaged Property to make repairs and replacements, (iii) procurement of satisfactory insurance as provided in Section 5 of the Security Instrument encumbering the Mortgaged Property, and (iv) if the Security Instrument is on a leasehold, exercise of any option to renew or extend the ground lease on behalf of Borrower and the curing of any default of Borrower in the terms and conditions of the ground lease. Any amounts disbursed by Lender pursuant to this Section, with interest thereon, shall become additional indebtedness of Borrower secured by the Loan Documents. Unless Borrower and Lender agree to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at the weighted average, as determined by Lender, of the interest rates in effect from time to time for each Advance unless collection from Borrower of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Borrower under applicable law. Nothing contained in this Section shall require Lender to incur any expense or take any action hereunder.

       SECTION 12.04.      No Remedy Exclusive.

       Unless otherwise expressly provided, no remedy herein conferred upon or reserved is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under the Loan Documents or existing at law or in equity.

       SECTION 12.05.      No Waiver.

       No delay or omission to exercise any right or power accruing under any Loan Document upon the happening of any Event of Default or Potential Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient.

       SECTION 12.06.      No Notice.

       To entitle Lender to exercise any remedy reserved to Lender in this Article, it shall not be necessary to give any notice, other than such notice as may be required under the applicable provisions of this Agreement or any of the other Loan Documents.

                                   ARTICLE 13

                              RIGHTS OF FANNIE MAE

       SECTION 13.01.      Special Pool Purchase Contract.

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

       Borrower acknowledges that Fannie Mae is entering into an agreement with Lender ("Special Pool Purchase Contract"), pursuant to which, inter alia, (i) Lender shall agree to assign all of its rights under this Agreement to Fannie Mae, (ii) Fannie Mae shall accept the assignment of the rights, (iii) subject to the terms, limitations and conditions contained in the Special Pool Purchase Contract, Fannie Mae shall agree to purchase a 100% participation interest in each Advance issued under this Agreement by issuing to Lender an MBS, in the amount and for a term equal to the Advance purchased and backed by an interest in the Fixed Facility Note or the Variable Facility Note, as the case may be, and the Collateral Pool securing the Notes, (iv) Lender shall agree to assign to Fannie Mae all of Lender's interest in the Notes and Collateral Pool securing the Notes, and (v) Lender shall agree to service the loans evidenced by the Notes.

       SECTION 13.02.      Assignment of Rights.

       Borrower acknowledges and consents to the assignment to Fannie Mae of all of the rights of Lender under this Agreement and all other Loan Documents, including the right and power to make all decisions on the part of Lender to be made under this Agreement and the other Loan Documents, but Fannie Mae, by virtue of this assignment, shall not be obligated to perform the obligations of Lender under this Agreement or the other Loan Documents.

       SECTION 13.03.      Release of Collateral.

       Borrower hereby acknowledges that, after the assignment of Loan Documents contemplated in Section 13.02, Lender shall not have the right or power to effect a release of any Collateral pursuant to Article 6. Borrower acknowledges that the Security Instruments provide for the release of the Collateral under
Article 3. Accordingly, Borrower shall not look to Lender for performance of any obligations contained in Article 3, but shall look solely to the party secured by the Collateral to be released for such performance. Lender represents and warrants to Borrower that the party secured by the Collateral shall be subject to the release provisions contained in Article 3 by virtue of the release provisions in each Security Instrument.

       SECTION 13.04.      Replacement of Lender.

       At the request of Fannie Mae, Borrower and Lender shall agree to the assumption by another lender designated by Fannie Mae (which lender shall meet Fannie Mae's then current standards for lenders for credit facilities of the type and size of the credit facility evidenced by this Agreement), of all of the obligations of Lender under this Agreement and the other Loan Documents, and/or any related servicing obligations, and, at Fannie Mae's option, the concurrent release of Lender from its obligations under this Agreement and the other Loan Documents, and/or any related servicing obligations, and shall execute all releases, modifications and other documents which Fannie Mae determines are necessary or desirable to effect such assumption.

       SECTION 13.05.      Fannie Mae and Lender Fees and Expenses.

       Borrower agrees that any provision providing for the payment of fees, costs or expenses incurred or charged by Lender pursuant to this Agreement shall be deemed to provide for Borrower's payment of all reasonable fees, costs and expenses incurred or charged by Lender or Fannie Mae in connection with the matter for which fees, costs or expenses are payable.

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

       SECTION 13.06.    Third-Party Beneficiary.

       Borrower hereby acknowledges and agrees that Fannie Mae is a third party beneficiary of all of the representations, warranties and covenants made by Borrower to, and all rights under this Agreement conferred upon, Lender, and, by virtue of its status as third-party beneficiary and/or assignee of Lender's rights under this Agreement, Fannie Mae shall have the right to enforce all of the provisions of this Agreement against Borrower.

                                   ARTICLE 14

              INSURANCE, REAL ESTATE TAXES AND REPLACEMENT RESERVES

       SECTION 14.01.      Insurance and Real Estate Taxes.

       Borrower shall (unless waived by Lender by separate agreement) establish funds for taxes, insurance premiums and certain other charges for each Mortgaged Property in accordance with Section 7(a) of the Security Instrument for each Mortgaged Property.

       SECTION 14.02.      Replacement Reserves.

       Borrower shall execute a Replacement Reserve Agreement for the Mortgaged Property which they own and shall (unless waived by Lender by separate agreement) make all deposits for replacement reserves in accordance with the terms of the Replacement Reserve Agreement.

                                   ARTICLE 15

                          LIMITS ON PERSONAL LIABILITY

       SECTION 15.01.    Personal Liability to Borrower.

              (a) Limits on Personal Liability. Prior to the Recourse Termination Date, except as otherwise provided in this Article, the personal liability of the Borrower under this Agreement or any other Loan Document for the performance of any Obligations of the Borrower under the Loan Documents shall be limited to an amount equal to 15% of the amount of Advances Outstanding from time to time (the "Guaranteed Amount"), and the Lender's only recourse for the payment and performance of the Obligations in excess of such Guaranteed Amount shall be the Lender's exercise of its rights and remedies with respect to the Mortgaged Properties and any other Collateral held by the Lender as security for the Obligations. From and after the Recourse Termination Date, except as provided in this Article, Borrower shall not be personally liable for the Obligations. Except as otherwise set forth in the Guaranty, this limitation on the Borrower's liability shall not limit or impair the Lender's enforcement of its rights against any guarantor of all or part of the Obligations.

              (b) Exceptions to Limits on Personal Liability. Borrower shall be personally liable to Lender for the repayment of a portion of the Advances and other amounts due under the Loan Documents equal to any loss or damage (but not consequential loss or damage) suffered by Lender as a direct result of (1) failure of Borrower to pay to Lender upon demand after an Event

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

of Default all Rents to which Lender is entitled under Section 3(a) of the Security Instrument encumbering the Mortgaged Property and the amount of all security deposits collected by Borrower from tenants then in residence; (2) failure of Borrower to apply all insurance proceeds, condemnation proceeds or security deposits from tenants as required by the Security Instrument encumbering the Mortgaged Property; (3) fraud or written material misrepresentation by Borrower or Guarantor or any officer, director, partner, member or employee of Borrower or Guarantor in connection with the application for or creation of the Obligations or any request for any action or consent by Lender; or (4) failure to apply Rents, first, to the payment of reasonable operating expenses and then to amounts ("Debt Service Amounts") payable under the Loan Documents (except that Borrower will not be personally liable (i) to the extent that Borrower lacks the legal right to direct the disbursement of such sums because of a bankruptcy, receivership or similar judicial proceeding, or (ii) with respect to Rents of a Mortgaged Property that are distributed in any Calendar Quarter if Borrower has paid all operating expenses and Debt Service Amounts for that Calendar Quarter).

              (c) Full Recourse. Borrower shall be personally liable to Lender for the payment and performance of all Obligations upon the occurrence of any of the following Events of Default: (1) Borrower's acquisition of any property or operation of any business not permitted by Section 33 of any Security Instrument; or (2) a Transfer that is an Event of Default under Section 21 of any Security Instrument; or (3) the failure to comply with any and all indemnification obligations contained in Section 18 of any Security Instrument; or (4) commencement of a voluntary case under the Federal Bankruptcy laws.

              (d) Miscellaneous. To the extent that Borrower has personal liability under this Section or the Guarantor has liability under the Guaranty, such liability shall be joint and several and Lender may exercise its rights against Borrower or Guarantor personally without regard to whether Lender has exercised any rights against the Mortgaged Property or any other security, or pursued any rights against any guarantor, or pursued any other rights available to Lender under the Loan Documents or applicable law. For purposes of this Article, the term "Mortgaged Property" shall not include any funds that (1) have been applied by Borrower as required or permitted by the Loan Documents prior to the occurrence of an Event of Default, or (2) are owned by Borrower or Guarantor and which Borrower was unable to apply as required or permitted by the Loan Documents because of a bankruptcy, receivership, or similar judicial proceeding.

                                   ARTICLE 16

                            [Intentionally Omitted.]

                                   ARTICLE 17

                            MISCELLANEOUS PROVISIONS

       SECTION 17.01.      Counterparts.

       To facilitate execution, this Agreement may be executed in any number of counterparts. It shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart, but it shall be sufficient that the signature of, or on behalf of, each party, appear on one or more counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

       SECTION 17.02.    Amendments, Changes and Modifications.

       This Agreement may be amended, changed, modified, altered or terminated only by written instrument or written instruments signed by all of the parties hereto.

       SECTION 17.03.      Payment of Costs, Fees and Expenses.

       Borrower shall pay, on demand, all reasonable fees, costs, charges or expenses (including the fees and expenses of attorneys, accountants and other experts) incurred by Lender in connection with:

              (a) Any amendment, consent or waiver to this Agreement or any of the Loan Documents (whether or not any such amendments, consents or waivers are entered into).

              (b) Defending or participating in any litigation arising from actions by third parties and brought against or involving Lender with respect to
(i) any Mortgaged Property, (ii) any event, act, condition or circumstance in connection with any Mortgaged Property or (iii) the relationship between Lender and Borrower and the Guarantor in connection with this Agreement or any of the transactions contemplated by this Agreement.

              (c) The administration or enforcement of, or preservation of rights or remedies under, this Agreement or any other Loan Documents or in connection with the foreclosure upon, sale of or other disposition of any Collateral granted pursuant to the Loan Documents.

              (d) Any disclosure documents, including the reasonable fees and expenses of Lender's attorneys and accountants.

Borrower shall also pay, on demand, any transfer taxes, documentary taxes, assessments or charges made by any Governmental Authority by reason of the execution, delivery, filing, recordation, performance or enforcement of any of the Loan Documents or the Advances. However, Borrower will not be obligated to pay any franchise, excise, estate, inheritance, income, excess profits or similar tax on Lender. Any attorneys' fees and expenses payable by Borrower pursuant to this Section shall be recoverable separately from and in addition to any other amount included in such judgment, and such obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment. Any amounts payable by Borrower pursuant to this Section, with interest thereon if not paid when due, shall become additional indebtedness of Borrower secured by the Loan Documents. Such amounts shall bear interest from the date such amounts are due until paid in full at the weighted average, as determined by Lender, of the interest rates in effect from time to time for each Advance unless collection from Borrower of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Borrower under applicable law. The provisions of this Section are cumulative with, and do not exclude the application and benefit to Lender of, any provision of any other Loan Document relating to any of the matters covered by this Section.

       SECTION 17.04.      Payment Procedure.

       All payments to be made to Lender pursuant to this Agreement or any of the Loan Documents shall be made in lawful currency of the United States of America and in immediately available funds by wire transfer to an account designated by Lender before 1:00 p.m. (Washington, D.C. time) on the date when due.

       SECTION 17.05.      Payments on Business Days.

       In any case in which the date of payment to Lender or the expiration of any time period hereunder occurs on a day which is not a Business Day, then such payment or expiration of such time period need not occur on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the day of maturity or expiration of such period, except that interest shall continue to accrue for the period after such date to the next Business Day.

       SECTION 17.06.      Choice of Law; Consent to Jurisdiction; Waiver of
                           Jury

       NOTWITHSTANDING ANYTHING IN THE NOTES, THE SECURITY DOCUMENTS OR ANY OF THE OTHER LOAN DOCUMENTS TO THE CONTRARY, EACH OF THE TERMS AND PROVISIONS, AND RIGHTS AND OBLIGATIONS OF THE BORROWER UNDER THE NOTES, AND THE BORROWER AND THE Guarantor UNDER THE OTHER LOAN DOCUMENTS, SHALL BE GOVERNED BY, INTERPRETED, CONSTRUED AND ENFORCED PURSUANT TO AND IN ACCORDANCE WITH THE LAWS OF THE DISTRICT OF COLUMBIA (EXCLUDING THE LAW APPLICABLE TO CONFLICTS OR CHOICE OF
LAW) EXCEPT TO THE EXTENT OF PROCEDURAL AND SUBSTANTIVE MATTERS RELATING ONLY TO
(1) THE CREATION, PERFECTION AND FORECLOSURE OF LIENS AND SECURITY INTERESTS, AND ENFORCEMENT OF THE RIGHTS AND REMEDIES, AGAINST THE MORTGAGED PROPERTIES, WHICH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE JURISDICTION IN WHICH THE MORTGAGED PROPERTY IS LOCATED, (2) THE PERFECTION, THE EFFECT OF PERFECTION AND NON-PERFECTION AND FORECLOSURE OF SECURITY INTERESTS ON PERSONAL PROPERTY (OTHER THAN DEPOSIT ACCOUNTS), WHICH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE JURISDICTION DETERMINED BY THE CHOICE OF LAW PROVISIONS OF THE DISTRICT OF COLUMBIA UNIFORM COMMERCIAL CODE AND (3) THE PERFECTION, THE EFFECT OF PERFECTION AND NON-PERFECTION AND FORECLOSURE OF DEPOSIT ACCOUNTS, WHICH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE JURISDICTION IN WHICH THE DEPOSIT ACCOUNT IS LOCATED. BORROWER AND THE Guarantor AGREE THAT ANY CONTROVERSY ARISING UNDER OR IN RELATION TO THE NOTES, THE SECURITY DOCUMENTS OR ANY OTHER LOAN DOCUMENT SHALL BE, EXCEPT AS OTHERWISE PROVIDED HEREIN, LITIGATED IN

DISTRICT OF COLUMBIA. THE LOCAL AND FEDERAL COURTS AND AUTHORITIES WITH JURISDICTION IN DISTRICT OF COLUMBIA SHALL, EXCEPT AS OTHERWISE PROVIDED HEREIN, HAVE JURISDICTION OVER ALL CONTROVERSIES WHICH MAY ARISE UNDER OR IN RELATION TO THE LOAN DOCUMENTS, INCLUDING THOSE CONTROVERSIES RELATING TO THE EXECUTION, JURISDICTION, BREACH, ENFORCEMENT OR COMPLIANCE WITH THE NOTES, THE SECURITY DOCUMENTS OR ANY OTHER ISSUE ARISING UNDER, RELATING TO, OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS. THE BORROWER AND THE Guarantor IRREVOCABLY CONSENT TO SERVICE, JURISDICTION, AND VENUE OF SUCH COURTS FOR ANY LITIGATION ARISING FROM THE NOTES, THE SECURITY DOCUMENTS OR ANY OF THE OTHER LOAN DOCUMENTS, AND WAIVE ANY OTHER VENUE TO WHICH THEY MIGHT BE ENTITLED BY VIRTUE OF DOMICILE, HABITUAL RESIDENCE OR OTHERWISE. NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST BORROWER AND THE Guarantor AND AGAINST THE COLLATERAL IN ANY OTHER JURISDICTION. INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY OTHER JURISDICTION SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF DISTRICT OF COLUMBIA SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF BORROWER AND THE Guarantor AND LENDER AS PROVIDED HEREIN OR THE SUBMISSION HEREIN BY BORROWER AND THE Guarantor TO PERSONAL JURISDICTION WITHIN DISTRICT OF COLUMBIA THE BORROWER AND THE Guarantor (I) COVENANT AND AGREE NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING UNDER ANY OF THE LOAN DOCUMENTS TRIABLE BY A JURY AND (II) WAIVE ANY RIGHT TO TRIAL BY JURY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE ACCRUE. FURTHER, THE BORROWER AND THE Guarantor HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF LENDER (INCLUDING, BUT NOT LIMITED TO, LENDER'S COUNSEL) HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO THE BORROWER AND THE Guarantor THAT LENDER WILL NOT SEEK TO ENFORCE THE PROVISIONS OF THIS SECTION. THE FOREGOING PROVISIONS WERE KNOWINGLY, WILLINGLY AND VOLUNTARILY AGREED TO BY BORROWER AND THE Guarantor UPON CONSULTATION WITH INDEPENDENT LEGAL COUNSEL SELECTED BY BORROWER'S AND THE Guarantor'S FREE WILL.

       SECTION 17.07.      Severability.

       In the event any provision of this Agreement or in any other Loan Document shall be held invalid, illegal or unenforceable in any jurisdiction, such provision will be severable from the remainder hereof as to such jurisdiction and the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired in any jurisdiction.

       SECTION 17.08.    Notices.

              (a) Manner of Giving Notice. Each notice, direction, certificate or other communication hereunder (in this Section referred to collectively as "notices" and singly as a "notice") which any party is required or permitted to give to the other party pursuant to this Agreement shall be in writing and shall be deemed to have been duly and sufficiently given if:

                     (i) personally delivered with proof of delivery thereof (any notice so delivered shall be deemed to have been received at the time so delivered);

                     (ii) sent by Federal Express (or other similar overnight courier) designating morning delivery (any notice so delivered shall be deemed to have been received on the Business Day it is delivered by the courier);

                     (iii) sent by telecopier or facsimile machine which automatically generates a transmission report that states the date and time of the transmission, the length of the document transmitted, and the telephone number of the recipient's telecopier or facsimile machine (to be confirmed with a copy thereof sent in accordance with paragraphs (1) or (2) above within two Business Days) (any notice so delivered shall be deemed to have been received
(i) on the date of transmission, if so transmitted before 5:00 p.m. (local time of the recipient) on a Business Day, or (ii) on the next Business Day, if so transmitted on or after 5:00 p.m. (local time of the recipient) on a Business Day or if transmitted on a day other than a Business Day);

addressed to the parties as follows:

              As to Borrower:       BRE-FMCF, LLC
                                    44 Montgomery Street, 36th Floor
                                    San Francisco, California  94104
                                    Attention:  Edward F. Lange, Jr.
                                    Telecopy No.:  (415) 445-6534

              with a copy to:       Latham & Watkins LLP
                                    505 Montgomery Street, Suite 1900
                                    San Francisco, California  94111
                                    Attention:  Kenneth E. Blohm, Esq.
                                    Telecopy No.:  (415) 395-8095

              As to Lender:         Prudential Multifamily Mortgage, Inc.
                                    c/o Prudential Asset Resources
                                    2200 Ross Avenue
                                    Suite 4900 E
                                    Dallas, Texas 75201
                                    Attention: Asset Management Department
                                    Telecopy No.: (214) 777-4556

              with a copy to:       Prudential Multifamily Mortgage, Inc.
                                    8401 Greensboro Drive
                                    Suite 200
                                    McLean, Virginia 22102

                                    Attention:    Laura Eckhardt
                                    Telecopy No.: (703) 610-1422

                                    and

                                    Prudential Multifamily Mortgage, Inc.
                                    Four Embarcadero Center
                                    Suite 2700
                                    San Francisco, California 94111
                                    Attention:    Michael Jameson
                                    Telecopy No.: (415) 956-2197

              As to Fannie Mae:     Fannie Mae

                                    3939 Wisconsin Avenue, N.W.
                                    Washington, D.C.  20016-2899
                                    Attention:  Vice President for
                                                 Multifamily Asset Management
                                    Telecopy No.:  (202) 752-5016

                  with a copy to:   Venable LLP
                                    1201 New York Avenue, N.W.
                                    Suite 1000
                                    Washington, D.C.  20005
                                    Attention:  Lawrence H. Gesner, Esq.
                                    Telecopy No.:  (202) 962-8300

              (b) Change of Notice Address. Any party may, by notice given pursuant to this Section, change the person or persons and/or address or addresses, or designate an additional person or persons or an additional address or addresses, for its notices, but notice of a change of address shall only be effective upon receipt. Each party agrees that it shall not refuse or reject delivery of any notice given hereunder, that it shall acknowledge, in writing, receipt of the same upon request by the other party and that any notice rejected or refused by it shall be deemed for all purposes of this Agreement to have been received by the rejecting party on the date so refused or rejected, as conclusively established by the records of the U.S. Postal Service, the courier service or facsimile.

       SECTION 17.09.      Further Assurances and Corrective Instruments.

              (a) Further Assurances. To the extent permitted by law, the parties hereto agree that they shall, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as Lender or Borrower may request and as may be required in the opinion of Lender or its counsel to effectuate the intention of or facilitate the performance of this Agreement or any Loan Document.

              (b) Further Documentation. Without limiting the generality of subsection (a), in the event any further documentation or information is required by Lender to correct patent mistakes in the Loan Documents, materials relating to the Title Insurance Policies or the funding of the Advances, Borrower shall provide, or cause to be provided to Lender, at their cost and expense, such documentation or information. Borrower shall execute and deliver to Lender such documentation, including any amendments, corrections, deletions or additions to the Notes, the Security Instruments or the other Loan Documents as is reasonably required by Lender.

              (c) Compliance with Investor Requirements. Without limiting the generality of subsection (a), Borrower shall do anything necessary to comply with the reasonable requirements of Lender to enable Lender to sell the MBS backed by an Advance.

       SECTION 17.10.      Term of this Agreement.

       This Agreement shall continue in effect until the Termination Date.

       SECTION 17.11.      Assignments; Third-Party Rights.

       No Borrower shall assign this Agreement, or delegate any of its obligations hereunder, without the prior written consent of Lender. Lender may assign its rights and obligations under this Agreement separately or together, without Borrower's consent, only to Fannie Mae, but may not delegate its obligations under this Agreement unless required to do so pursuant to Section 13.04.

       SECTION 17.12.      Headings.

       Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

       SECTION 17.13.      General Interpretive Principles.

       For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in Appendix I and elsewhere in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other genders; (ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; (iii) references herein to "Articles," "Sections," "subsections," "paragraphs" and other subdivisions without reference to a document are to designated Articles, Sections, subsections, paragraphs and other subdivisions of this Agreement; (iv) a reference to a subsection without further reference to a
Section is a reference to such subsection as contained in the same Section in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions; (v) a reference to an Exhibit or a Schedule without a further reference to the document to which the Exhibit or Schedule is attached is a reference to an Exhibit or Schedule to this Agreement; (vi) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and (vii) the word "including" means "including, but not limited to."

       SECTION 17.14.      Interpretation.

       The parties hereto acknowledge that each party and their respective counsel have participated in the drafting and revision of this Agreement and the Loan Documents. Accordingly, the parties agree that any rule of construction which disfavors the drafting party shall not apply in the interpretation of this Agreement and the Loan Documents or any amendment or supplement or exhibit hereto or thereto.

       SECTION 17.15.      Standards for Decisions, Etc.

       Unless otherwise provided herein, if Lender's approval is required for any matter hereunder, such approval may be granted or withheld in Lender's sole and absolute discretion. Unless otherwise provided herein, if Lender's designation, determination, selection, estimate, action or decision is required, permitted or contemplated hereunder, such designation, determination, selection, estimate, action or decision shall be made in Lender's sole and absolute discretion.

       SECTION 17.16.      Decisions in Writing.

       Any approval, designation, determination, selection, action or decision of Lender or Borrower must be in writing to be effective.

       SECTION 17.17.      Requests.

       The Borrower may submit up to a total of ten (10) Requests per 12-month period commencing on the Initial Closing Date.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                     (Signatures appear on following pages)

                                        Borrower

                                        BRE-FMCF, LLC, a Delaware limited
                                        liability company

                                        By:   BRE Properties, Inc., a Maryland
                                              corporation, its sole member

                                              By: /s/ Edward F. Lange, Jr.
                                                 -----------------------------
                                                    Edward F. Lange, Jr.
                                                    Executive Vice President,
                                                    Chief Financial Officer and
                                                    Secretary

                                        Lender

                                        PRUDENTIAL MULTIFAMILY MORTGAGE, INC.,
                                        a Delaware corporation

                                        By: /s/ Sharon D. Singleton
                                            ----------------------------------
                                                 Sharon D. Singleton
                                                 Vice President

                                   APPENDIX I

                                   DEFINITIONS

For all purposes of the Agreement, the following terms shall have the respective meanings set forth below:

              "Acquiring Person" means a "person" or "group of persons" within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended.

              "Addition Fee" means, with respect to a Multifamily Residential Property added to the Collateral Pool in accordance with Article 3,

                     (i)    65 basis points, multiplied by

                     (ii) Allocable Facility Amount of the Multifamily Residential Property, as determined by Lender.

              "Addition Loan Documents" means the Security Instrument covering an Additional Mortgaged Property, amendments to the Variable Facility Note or additional Fixed Facility Notes, as the case may be, increasing the amount of such Note to reflect the amount of any Future Advance, and amendments to the existing Security Instruments increasing the amount secured by such Security Instruments to take into account the amount of the Future Advance, and any other documents, instruments or certificates required by Lender in connection with the addition of the Additional Mortgaged Property to the Collateral Pool pursuant to Article 3.

              "Addition Request" means a written request, substantially in the form of Exhibit M to the Agreement, to add Additional Mortgaged Properties to the Collateral Pool as set forth in Section 3.02(a).

              "Additional Borrower" means the owner of an Additional Mortgaged Property, which entity has been approved by Lender and becomes a Borrower under the Agreement and the applicable Loan Documents.

              "Additional Collateral Due Diligence Fees" means the due diligence fees paid by Borrower to Lender with respect to each Additional Mortgaged Property.

              "Additional Mortgaged Property" means each Multifamily Residential Property owned by any Borrower (either in fee simple or as tenant under a ground lease meeting all of the requirements of the DUS Guide) and added to the Collateral Pool after the Initial Closing Date pursuant to Article 3.

              "Advance" means a Variable Advance (including a Rollover Variable Advance) or a Fixed Advance.

              "Advance Confirmation Instrument" means the written instrument, substantially in the form of Exhibit K to the Agreement, issued by Borrower to Lender to confirming Borrower's obligation to repay Variable Advances pursuant to Section 2.02.

              "Advance Request" means a written request, substantially in the form of Exhibit L to the Agreement, for an Advance made pursuant to
       Section 2.04.

              "Affiliate" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management (other than property management) and policies of that Person, whether through the ownership of voting securities, partnership interests or by contract or otherwise.

              "Aggregate Debt Service Coverage Ratio" means, for any specified date, the ratio of--


              (a) the aggregate of the Net Operating Income for the Mortgaged Properties

                                       to

              (b)    the Facility Debt Service on the specified date.

              "Aggregate Loan to Value Ratio" means, for any specified date, the ratio (expressed as a percentage) of--

              (a)    the Advances Outstanding on the specified date,

                                       to

              (b) the aggregate of the Valuations most recently obtained prior to the specified date for all of the Mortgaged Properties.

              "Agreement" means the Master Credit Facility Agreement, as it may be amended, supplemented or otherwise modified from time to time, including all Recitals and Exhibits to the Agreement, each of which is hereby incorporated into the Agreement by this reference.

              "Allocable Facility Amount" means the portion of the Credit Facility allocated to a particular Mortgaged Property by Lender in accordance with the Agreement.

              "Amortization Period" means the period of 30 years.

              "Applicable Law" means (a) all applicable provisions of all constitutions, statutes, rules, regulations and orders of all governmental bodies, all Governmental Approvals and all orders, judgments and decrees of all courts and arbitrators, (b) all zoning, building, environmental and other laws, ordinances, rules, regulations and restrictions of any Governmental Authority affecting the ownership, management, use, operation, maintenance or repair of any Mortgaged Property, including the Americans with Disabilities Act (if applicable), the Fair Housing Amendment Act of 1988 and Hazardous

       Materials Laws (as defined in the Security Instrument), (c) any building permits or any conditions, easements, rights-of-way, covenants, restrictions of record or any recorded or unrecorded agreement affecting or concerning any Mortgaged Property including planned development permits, condominium declarations, and reciprocal easement and regulatory agreements with any Governmental Authority, (d) all laws, ordinances, rules and regulations, whether in the form of rent control, rent stabilization or otherwise, that limit or impose conditions on the amount of rent that may be collected from the units of any Mortgaged Property, and (e) requirements of insurance companies or similar organizations, affecting the operation or use of any Mortgaged Property or the consummation of the transactions to be effected by the Agreement or any of the other Loan Documents.

              "Appraisal" means an appraisal of Multifamily Residential Property conforming to the requirements of Chapter 5 of Part III of the DUS Guide and accepted by Lender.

              "Appraised Value" means the value set forth in an Appraisal.

              "Assignment of Management Agreement" means an Assignment of Management Agreement in form and substance satisfactory to Lender.

              "Borrower" means individually and collectively, BRE-FMCF, LLC, a Delaware limited liability company, and any Additional Borrower becoming a party to this Agreement and any other Loan Documents.

              "Business Day" means a day on which Fannie Mae is open for business.

              "Calendar Quarter" means, with respect to any year, any of the following three month periods: (a) January-February-March; (b) April-May-June; (c) July-August-September; and (d)
       October-November-December.

              "Calendar Year" means the 12-month period from the first day of January to and including the last day of December, and each 12-month period thereafter.

              "Cap   Rate" means, for each Mortgaged Property, a capitalization rate reasonably selected by Lender for use in determining the Valuations, as disclosed to Borrower from time to time.

              "Change of Control" means the earliest to occur of: (a) the date on which an Acquiring Person becomes (by acquisition, consolidation, merger or otherwise), directly or indirectly, the beneficial owner of more than 35% of the total ownership interest of Borrower or Guarantor, as the case may be then outstanding, or (b) the replacement (other than solely by reason of retirement at age sixty or older, death or disability) of more than 50% (or such lesser percentage as is required for decision-making by the board of directors or an equivalent governing body) of the members of the board of directors (or an equivalent governing body) of Guarantor over a one-year period from the directors who constituted such board of directors at the beginning of such period and such replacement shall not have been approved by a vote of at least a majority of the board of directors of Guarantor then still in office who either were members of such board of directors at the beginning of such one-year period or whose election as members of the board of directors was previously so approved (it being understood and agreed that in the case of any entity governed by a trustee, board of managers, or other similar governing body, the foregoing clause (b) shall apply thereto by substituting such governing body and the members thereof for the board of directors and members thereof, respectively).

              "Chief Financial Officer" means the chief financial officer of Guarantor or any other person with responsibility for any of the functions typically performed in a corporation by the chief financial officer.

              "Closing Date" means the Initial Closing Date and each date after the Initial Closing Date on which the funding or other transaction requested in a Request is required to take place.

              "Collateral" means the Mortgaged Properties and other collateral from time to time or at any time encumbered by the Security Instruments, or any other property securing Borrower's obligations under the Loan Documents.

              "Collateral Pool" means all of the Collateral.

              "Commitment" means, at any time, the sum of the Fixed Facility Commitment and the Variable Facility Commitment.

              "Complete Fixed Facility Termination" shall have the meaning set forth in Section 5.02(a).

              "Complete Variable Facility Termination" shall have the meaning set forth in Section 5.02(a).

              "Compliance Certificate" means a certificate of Borrower substantially in the form of Exhibit F to the Agreement.

              "Conversion Amendment" means the Master Credit Facility Conversion Amendment, substantially in the form of Exhibit I to the Agreement, reflecting the conversion of all or any portion of the Variable Facility Commitment to the Fixed Facility Commitment as set forth in Section 1.08(b).

              "Conversion Documents" means the Conversion Amendment, together with an amendment to each Security Document and other applicable Loan Documents, in form and substance satisfactory to Lender, reflecting the change in the Fixed Facility Commitment and the Variable Facility Commitment pursuant to Section 1.08.

              "Conversion Request" means a written request, substantially in the form of Exhibit H to the Agreement, to convert all or any portion of the Variable Facility Commitment to the Fixed Facility Commitment pursuant to
       Section 1.08.

              "Coupon Rate" means, with respect to a Variable Advance, the imputed interest rate determined by Lender pursuant to Section 1.05(a) and, with respect to a Fixed Advance, the interest rate determined by Lender pursuant to Section 1.05(b).

              "Coverage and LTV Tests" mean, for any specified date, each of the following financial tests:

                     (a) The Aggregate Debt Service Coverage Ratio is not less than 1.35:1.0.

                     (b)    The Aggregate Loan to Value Ratio does not exceed
       65%.

              "Credit Facility" means the Fixed Facility and the Variable Facility.

              "Credit Facility Termination Documents" means the instruments releasing the Security Instruments as lien on the Mortgaged Properties, UCC-3 Termination Statements terminating the UCC-1 Financing Statements on the Mortgaged Properties, and such other documents and instruments necessary to evidence the release of the Collateral from any lien securing the Obligations, and the Notes, all in connection with the termination of the Agreement and the Credit Facility pursuant to Article 5.

              "Credit Facility Termination Request" means a written request, substantially in the form of Exhibit R to the Agreement, to terminate the Agreement and the Credit Facility pursuant to Section 5.04(a).

              "Debt Service Coverage Ratio" means, for any Mortgaged Property, for any specified date, the ratio (expressed as a percentage) of --

              (a) the aggregate of the Net Operating Income for the preceding 12 month period for the subject Mortgaged Property to

              (b) the Facility Debt Service on the specified date, assuming, for the purpose of calculating the Facility Debt Service for this definition, that Advances Outstanding shall be the Allocable Facility Amount for the subject Mortgaged Property.

              "Discount" means, with respect to any Variable Advance, an amount equal to the excess of --

              (i) the face amount of the MBS backed by the Variable Advance, over

              (ii)   the Price of the MBS backed by the Variable Advance.

              "DUS   Guide" means the Fannie Mae Multifamily Delegated
       Underwriting and Servicing (DUS) Guide, as such Guide may be amended from time to time, including exhibits to the DUS Guide and amendments in the form of Lender Memos, Guide

       Updates and Guide Announcements (as each such term is defined in the DUS Guide) (and, if such Guide is no longer used by Fannie Mae, the term "DUS Guide" as used in the Agreement means the Fannie Mae Multifamily Negotiated Transactions (NT) Guide, as such Guide may be amended from time to time, including amendments in the form of Lender Memos, Guide Updates and Guide Announcements). All references to definitions in, specific articles and sections of, and exhibits to, the DUS Guide shall be deemed references to such definitions, articles, sections and exhibits as they may be amended, modified, updated, superseded, supplemented or replaced from time to time.

              "DUS Guide Underwriting Requirements" means the overall underwriting requirements for Multifamily Residential Properties as set forth in the DUS Guide.

              "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time and the regulations promulgated thereunder.

              "Event of Default" means any event defined to be an "Event of Default" under Article XI.

              "Expansion" means an increase in the Commitment made in accordance with Article 4.

              "Expansion Loan Documents" means amendments to the Variable Facility Note or additional Fixed Facility Notes, as the case may be, increasing the amount of such Note to the amount of the Commitment, as expanded in accordance with Article 4 and amendments to the Security Instruments, increasing the amount secured by such Security Instruments to the amount of the Commitment.

              "Expansion Request" means a written request, substantially in the form of Exhibit O to the Agreement, to obtain an Expansion pursuant to
       Section 4.02.

              "Facility Debt Service" means --

              (a) For use in determining the Initial Commitment Amount, the sum of the amount of interest and principal amortization that would be payable during the 12 month period immediately succeeding the Initial Closing Date, with respect to the full amount of the initial Commitment, except that, for these purposes:

                     (ii) the initial amount of the Variable Facility Commitment shall be deemed to require level monthly payments of principal and interest (at an interest rate equal to (A) the Three Month LIBOR rate plus
                            (B) the Variable Facility Fee plus (C) 300 basis points) in an amount necessary to fully amortize the original principal amount of the Variable Facility Commitment over the Amortization Period, with such amortization deemed to commence on the first day of the 12 month period; and

                     (iii) the initial amount of the Fixed Facility Commitment shall be deemed to require level monthly payments of principal and interest (at an interest rate equal to (A) the base United States Treasury Index Rate for securities having a maturity substantially similar to the maturity of the Fixed Advance plus (B) the anticipated investor spread (as determined by the Lender) for MBS having similar characteristics as the MBS to be issued in connection with the Fixed Facility Commitment plus (C) the Fixed Facility Fee) in an amount necessary to fully amortize the original principal amount of the Fixed Facility Commitment over the Amortization Period, with such amortization to commence on the first day of the 12 month period.

                            The interest rates described in this clause (a) are hereinafter referred to as the "Underwriting Rates."

              (b) For use in determining the additional borrowing capacity available pursuant to Section 2.04(c) of the Agreement and created by the addition of Additional Mortgaged Properties, the sum of:

                     (i) the amount of interest and principal amortization, during the 12 month period immediately succeeding the specified date, with respect to the Advances Outstanding on the specified date and Advances to be obtained as a result of the addition of Additional Mortgaged Properties to the Collateral Pool, except that, for these purposes:

                            (A) each Variable Advance Outstanding shall be deemed to require level monthly payments of principal and interest (at a rate equal to (A) the Three Month LIBOR rate plus (B) the Variable Facility Fee plus (C) 300 basis points) in an amount necessary to fully amortize the original principal amount of the Variable Advance over the Amortization Period, with such amortization deemed to commence on the first day of the 12 month period; and

                            (B) each Fixed Advance Outstanding shall require level monthly payments of principal and interest (at the Coupon Rate for the Fixed Advance) in an amount necessary to fully amortize the original principal amount of the Fixed Advance over the Amortization Period, with such amortization to commence on the first day of the 12 month period; and

                            (C) each Fixed Advance to be obtained shall be deemed to require level monthly payments of principal and interest at a rate equal to the estimated Coupon Rate for such Fixed

                                   Advance in an amount necessary to fully
                                   amortize the original principal amount of such Fixed Advance over the Amortization Period, with such amortization deemed to commence on the first day of the 12 month period; and

                     (ii) the amount of the Standby Fees payable to Lender pursuant to Section 10.01 during such 12 month period (assuming, for these purposes, that the Advances Outstanding throughout the 12 month period are always equal to the amount of Advances Outstanding on the specified date).

              (c) For use in determining the Aggregate Debt Service Coverage Ratio, for purposes of determining compliance with the Coverage and LTV Tests, and for other ongoing monitoring purposes, and for purposes of determining Release Prices pursuant to Section 3.04(c) of the Agreement as of any specified date, the sum of:

                     (i) the amount of interest and principal amortization, during the 12 month period immediately succeeding the specified date, with respect to the Advances Outstanding on the specified date, except that, for these purposes:

                            (A) each Variable Advance shall be deemed to require level monthly payments of principal and interest (at the Coupon Rate for such Variable Advance) in an amount necessary to fully amortize the original principal amount of the Variable Advance over the Amortization Period, with such amortization deemed to commence on the first day of the 12 month period; and

                            (B) each Fixed Advance shall require level monthly payments of principal and interest (at the Coupon Rate for such Fixed Advance) in an amount necessary to fully amortize the original principal amount of the Fixed Advance over the Amortization Period, with such amortization to commence on the first day of the 12 month period; and

                     (ii) the amount of the Standby Fees payable to Lender pursuant to Section 10.01 during such 12 month period (assuming, for these purposes, that the Advances Outstanding throughout the 12 month period are always equal to the amount of Advances Outstanding on the specified date).

              "Facility Termination Document" means the Amendment of the Master Credit Facility Agreement, substantially in the form of Exhibit Q to the Agreement, evidencing the permanent reduction in the Facility Commitment pursuant to Section 5.02.

              "Facility Termination Fee" means, with respect to a reduction in either the Variable Facility Commitment or the Fixed Facility Commitment pursuant to Article V, the sum of

              (A)    an amount equal to the product obtained by multiplying

              (1)    the reduction in the Variable Facility Commitment, by

              (2) the Variable Facility Fee that would have been payable in respect of the portion of the Variable Facility Commitment to be terminated, by

              (3) the present value factor calculated using the following formula:

                                  1 - (1 + r)[POWER OF -n]
                                   -----------
                                             r

              [r = Yield Rate

              n = the number of years (counting any partial year as a full year) remaining between the Closing Date for the reduction in the Commitment and the Variable Facility Termination Date.

       The "Yield Rate" means the rate, determined as of the Initial Closing Date, on the U.S. Treasury security having a maturity closest to the Variable Facility Termination Date; and

              (B)    an amount equal to the product obtained by multiplying

              (1)    the reduction in the Fixed Facility Commitment, by

              (2) the Fixed Facility Fee that would have been payable in respect of the portion of the Fixed Facility Commitment to be terminated, by

              (3) the present value factor calculated using the following formula:

                                  1 - (1 + r)[POWER OF -n]
                                   -----------
                                              r

              [r = Yield Rate

              n = the number of years (counting any partial year as a full year) remaining between the Closing Date for the reduction in the Commitment and the Fixed Facility Termination Date.

       The "Yield Rate" means the rate, determined as of the Initial Closing Date, on the U.S. Treasury security having a maturity closest to the Fixed Facility Termination Date.

              "Facility Termination Request" means a written request, substantially in the form of Exhibit P to the Agreement, for a permanent reduction in the Variable Facility Commitment or the Fixed Facility Commitment pursuant to Section 5.02.

              "Fannie Mae" means the federally-chartered and stockholder-owned corporation organized and existing under the Federal National Mortgage Association Charter Act, 12 U.S.C. Section 1716 et seq.

              "Fees" means Addition Fee, Additional Collateral Due Diligence Fee, Facility Termination Fee, Fixed Facility Fee, Origination Fee, Release Fee, Standby Fee, Substitution Fee, Rate Preservation Fee, Variable Facility Fee any and all other fees specified in the Agreement.

              "First Anniversary" means the date that is one year after the Initial Closing Date.

              "Fixed Advance" means a loan made by Lender to Borrower under the Fixed Facility Commitment.

              "Fixed Facility" means the agreement of Lender to make Fixed Advances to Borrower pursuant to Section 1.01.

              "Fixed Facility Availability Period" means the period beginning on the Initial Closing Date and ending on the date five years after the Initial Closing Date.

              "Fixed Facility Commitment" means $0 plus such amount as Borrower may elect to add to the Fixed Facility Commitment in accordance with
       Section 1.08 and Article 4 and less such amount by which Borrower may elect to reduce the Fixed Facility Commitment in accordance with Article 5.

              "Fixed Facility Fee" means (i) 50 basis points per annum (0.50%) for a Fixed Advance drawn from the Fixed Facility Commitment or converted from the Variable Facility Commitment in effect on or prior to the First Anniversary (whether or not drawn by such date) or for any Fixed Advance drawn from the Reserved Amount, and (ii) (a) for any Fixed Advance drawn from any portion of the Fixed Facility Commitment (excluding the Reserved Amount increased pursuant to Article 4, after the period ending on the First Anniversary, or (b) for any Fixed Advance that maturity extends beyond the Variable Facility Termination Date, the number of basis points determined at the time of such increase or conversion by Lender as the Fixed Facility Fee for such Fixed Advances.

              "Fixed Facility Note" means a promissory note, in the form attached as Exhibit B to the Agreement, which will be issued by Borrower to Lender, concurrently with the funding of each Fixed Advance, to evidence Borrower's obligation to repay the Fixed Advance.

              "Future Advance" means an Advance made after the Initial Closing Date.

              "GAAP" means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

              "General Conditions" shall have the meaning set forth in Article
       6.

              "Geographical Diversification Requirements" means a requirement that (i) at all times that Advances Outstanding are less than $150,000,000, the Collateral Pool consist of at least five (5) Mortgaged Properties located in at least three (3) SMSA's; (ii) at all times that Advances Outstanding are equal to or greater than $150,000,000 and less than $200,000,000, the Collateral Pool consist of at least seven (7) Mortgaged Properties located in at least four (4) SMSA's; and (iii) at all times that Advances Outstanding are equal to or greater than $200,000,000, the Collateral Pool consist of at least ten (10) Mortgaged Properties located in at least five (5) SMSA's.

              "Governmental Approval" means an authorization, permit, consent, approval, license, registration or exemption from registration or filing with, or report to, any Governmental Authority.

              "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

              "Gross Revenues" means, for any specified period, with respect to any Multifamily Residential Property, all income in respect of such Multifamily Residential Property as reflected on the certified operating statement for such specified period as adjusted to exclude unusual income (e.g. temporary or nonrecurring income), income not allowed under the DUS Guide as shown in Section 403.02 of Part III (e.g. interest income, furniture income, etc.), and the value of any unreflected concessions.

              "Guarantor" means BRE Properties, Inc., a Maryland corporation.

              "Guaranty" means that certain Guaranty to be executed by the Guarantor in the form of Exhibit S to this Agreement.

              "Hazardous Substance Activity" means, with respect to any Mortgaged Property, any storage, holding, existence, release, spill, leaking, pumping, pouring, injection, escaping, deposit, disposal, dispersal, leaching, migration, use, treatment, emission, discharge, generation, processing, abatement, removal, disposition, handling or transportation of any Hazardous Materials (as defined in the Security Instrument) from, under, into or on such Mortgaged Property in violation of Hazardous Materials Laws (as defined in the Security Instrument), including the discharge of any Hazardous Materials emanating from such Mortgaged Property in violation of Hazardous Materials Laws through the air, soil, surface water, groundwater or property and also including the abandonment or disposal of any barrels, containers and other receptacles containing any Hazardous Materials from or on such Mortgaged Property in violation of Hazardous Materials Laws, in each case whether sudden or nonsudden, accidental or nonaccidental.

              "Impositions" means, with respect to any Mortgaged Property, all
       (1) water and sewer charges which, if not paid, may result in a lien on all or any part of the Mortgaged Property, (2) premiums for fire and other hazard insurance, rent loss insurance and such other insurance as Lender may require under any Security Instrument, (3) Taxes, and (4) amounts for other charges and expenses which Lender at any time reasonably deems necessary to protect the Mortgaged Property, to prevent the imposition of liens on the Mortgaged Property, or otherwise to protect Lender's interests.

              "Indebtedness" means, with respect to any Person, as of any specified date, without duplication, all:

              (a) indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than (i) current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices, and (ii) for construction of improvements to property, if such person has a non-contingent contract to purchase such property);

              (b) other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument;

              (c) obligations of such Person under any lease of property, real or personal, the obligations of the lessee in respect of which are required by GAAP to be capitalized on a balance sheet of the lessee or to be otherwise disclosed as such in a note to such balance sheet;

              (d) obligations of such Person in respect of acceptances (as defined in Article 3 of the Uniform Commercial Code of the District of Columbia) issued or created for the account of such Person;

              (e) liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment of such liabilities; and

              (f) as to any Person ("guaranteeing person"), any obligation of
       (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit) to induce the creation of a primary obligation (as defined below) with respect to which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing, or in effect guaranteeing, any indebtedness, lease, dividend or other obligation ("primary obligations") of any third person ("primary obligor") in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, to (1) purchase any such primary obligation or any property constituting direct or indirect security therefor, (2) advance or supply funds for the purchase or payment of any such primary obligation or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (3) purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (4) otherwise assure or hold harmless the owner of any such primary obligation against loss in respect of the primary obligation, provided, however, that the term "Contingent Obligation" shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation of any guaranteeing person shall be deemed to be the lesser of (i) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made and (ii) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Contingent Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Contingent Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by Owner in good faith.

              "Initial Advance" means the Variable Advance made on the Initial Closing Date in the amount of $100,000,000.

              "Initial Advance Amount" means the lesser of (a) the amount that would result in an Aggregate Loan to Value Ratio of 65%, or (b) the amount that would result in (i) an Aggregate Debt Service Coverage Ratio of 1.10 for the portion of the Commitment that will be the Variable Facility Commitment (using a prorated portion of the Net Operating Income and using the Facility Debt Service for only the Variable Facility Commitment in making such determination of Aggregate Debt Service Coverage Ratio), provided that such amount shall not exceed 103% of the amount that would result using the calculation set forth in (ii) below, and (ii) an Aggregate Debt Service Coverage Ratio of 1.35:1.0 for the portion of the Commitment that will be the Fixed Facility Commitment (using a prorated portion of the Net Operating Income and using the Facility Debt Service for only the Fixed Facility Commitment in making such determination of Debt Service Coverage Ratio).

              "Initial Closing Date" means the date of the Agreement.

              "Initial Mortgaged Properties" means the Multifamily Residential Properties described on Exhibit A to the Agreement and which represent the Multifamily Residential Properties which are made part of the Collateral Pool on the Initial Closing Date.

              "Initial Security Instruments" means the Security Instruments covering the Initial Mortgaged Properties.

              "Initial Valuation" means, when used with reference to specified Collateral, the Valuation initially performed for the Collateral as of the date on which the Collateral was added to the Collateral Pool. The Initial Valuation for each of the Initial Mortgaged Properties is as determined by Lender, which determination has been provided to Borrower.

              "Insurance Policy" means, with respect to a Mortgaged Property, the insurance coverage and insurance certificates evidencing such insurance required to be maintained pursuant to the Security Instrument encumbering the Mortgaged Property.

              "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended. Each reference to the Internal Revenue Code shall be deemed to include (a) any successor internal revenue law and (b) the applicable regulations whether final, temporary or proposed.

              "Lease" means any lease, any sublease or subsublease, license, concession or other agreement (whether written or oral and whether now or hereafter in effect) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of any space in any Mortgaged Property, and every modification, amendment or other agreement relating to such lease, sublease, subsublease or other agreement entered into in connection with such lease, sublease, subsublease or other agreement, and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto.

              "Lender" shall have the meaning set forth in the first paragraph of the Agreement, but shall refer to any replacement Lender if the initial Lender is replaced pursuant to the terms of Section 13.04.

              "Lien" means any mortgage, deed of trust, deed to secure debt, security interest or other lien or encumbrance (including both consensual and non-consensual liens and encumbrances).

              "Loan Documents" means the Agreement, the Notes, the Guaranty, the Advance Confirmation Instruments, the Security Documents, all documents executed by the Borrower or Guarantor pursuant to the General Conditions set forth in Article 6 of the Agreement and any other documents executed by the Borrower or Guarantor from time to time in connection with the Agreement or the transactions contemplated by the Agreement.

              "Loan to Value Ratio " means, for a Mortgaged Property, for any specified date, the ratio (expressed as a percentage) of --

              (a) the Allocable Facility Amount of the subject Mortgaged Property on the specified date,

                                       to

              (b) the Valuation most recently obtained prior to the specified date for the subject Mortgaged Property.

              "Loan Year" means the 12-month period from the first day of the first calendar month after the Initial Closing Date to and including the last day before the first anniversary of the Initial Closing Date, and each 12-month period thereafter.

              "Material Adverse Effect" means, with respect to any circumstance, act, condition or event of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, or circumstance or circumstances, whether or not related, a material adverse change in or a materially adverse effect upon any of (a) the business, operations, property or condition (financial or otherwise) of the Borrower or Guarantor, to the extent specifically referred to in the applicable provision of the Loan Document, (b) the present or future ability of the Borrower or Guarantor, to the extent specifically referred to in the applicable provision of the Loan Document, to perform the Obligations for which it is liable, (c) the validity, priority, perfection or enforceability of the Agreement or any other Loan Document or the rights or remedies of Lender under any Loan Document, or (d) the value of, or Lender's ability to have recourse against, any Mortgaged Property.

              "MBS" means a mortgage-backed security issued by Fannie Mae which is "backed" by an Advance and has an interest in the Notes and the Collateral Pool securing the Notes, which interest permits the holder of the MBS to participate in the Notes and the Collateral Pool to the extent of such Advance.

              "MBS Delivery Date" means the date on which an MBS is delivered by Fannie Mae.

              "MBS Imputed Interest Rate" shall have the meaning set forth in
       Section 1.05(a).

              "MBS Issue Date" means the date on which an MBS is issued by Fannie Mae.

              "MBS Pass-Through Rate" means the interest rate for a Fixed Advance as determined by Lender (rounded to three places) payable in respect of the Fannie Mae MBS issued pursuant to the MBS Commitment backed by the Fixed Advance as determined in accordance with Section 2.01.

              "Mortgaged Properties" means, collectively, the Additional Mortgaged Properties, the Substitute Mortgaged Properties and the Initial Mortgaged Properties, but excluding each Release Property from and after the date of its release from the Collateral Pool.

              "Multifamily Residential Property" means a residential property, located in the United States, containing five or more dwelling units in which not more than twenty percent (20%) of the net rentable area is or will be rented to non-residential tenants, and conforming to the requirements of Chapter 2 of Part III of the DUS Guide (Property Requirements).

              "Net Operating Income" means, for any specified period, with respect to any Multifamily Residential Property, the aggregate net income during such period equal to Gross Revenues during such period less the aggregate Operating Expenses during such period. If a Mortgaged Property is not owned by a Borrower or an Affiliate of a Borrower for the entire specified period, the Net Operating Income for the Mortgaged Property for the time within the specified period during which the Mortgaged Property was owned by a Borrower or an Affiliate of a Borrower shall be the Mortgaged Property's pro forma net operating income determined by Lender in accordance with the underwriting procedures set forth in Chapter 4 of
       Part III of the DUS Guide (Determination of Loan Amount).

              "Note" means any Fixed Facility Note or the Variable Facility
       Note.

              "Obligations" means the aggregate of the obligations of Borrower and Guarantor under the Agreement and the other Loan Documents.

              "Operating Expenses" means, for any period, with respect to any Multifamily Residential Property, all expenses in respect of the Multifamily Residential Property, as determined by Lender based on the certified operating statement for such specified period as adjusted to provide for the following: (i) all appropriate types of expenses, including a management fee and deposits to the replacement reserves, as provided in the Replacement Reserve Agreement (whether funded or not), are included in the total operating expense figure; (ii) upward adjustments to individual line item expenses to reflect market norms or actual costs and correct any unusually low expense items, which could not be replicated by a different owner or manager (e.g., a market rate management fee will be included regardless of whether or not a management fee is charged, market rate payroll will be included regardless of whether shared payroll provides for economies, etc.); and (iii) downward adjustments to individual line item expenses to reflect unique or aberrant costs (e.g., non-recurring capital costs, non-operating borrower expenses, etc.).

              "Organizational Certificate" means, collectively, certificates from Borrower and Guarantor to Lender, in the form of Exhibits G-1 and G-2 to the Agreement, certifying as to certain organizational matters with respect to each Borrower and Guarantor .

              "Organizational Documents" means all certificates, instruments and other documents pursuant to which an organization is organized or operates, including but not limited to, (i) with respect to a corporation, its articles of incorporation and bylaws, (ii) with respect to a limited partnership, its limited partnership certificate and partnership agreement, (iii) with respect to a general partnership or joint venture, its partnership or joint venture agreement and (iv) with respect to a limited liability company, its articles of organization and operating agreement.

              "Outstanding" means, when used in connection with promissory notes, other debt instruments or Advances, for a specified date, promissory notes or other debt instruments which have been issued, or Advances which have been made, but have not been repaid in full as of the specified date.

              "Ownership Interests" means, with respect to any entity, any ownership interests in the entity and any economic rights (such as a right to distributions, net cash flow or net income) to which the owner of such ownership interests is entitled.

              "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

              "Permits" means all permits, or similar licenses or approvals issued and/or required by an applicable Governmental Authority or any Applicable Law in connection with the ownership, use, occupancy, leasing, management, operation, repair, maintenance or rehabilitation of any Mortgaged Property or any Borrower's business.

              "Permitted Liens" means, with respect to a Mortgaged Property, (i) the exceptions to title to the Mortgaged Property set forth in the Title Insurance Policy for the Mortgaged Property which are approved by Lender,
       (ii) the Security Instrument encumbering the Mortgaged Property, (iii) Liens in respect of real estate taxes, assessments or governmental charges, which taxes, assessments or charges are not yet due and payable or which are being contested in good faith by Borrower and for which adequate security, in the reasonable judgment of Lender, has been posted with Lender or other entity reasonably acceptable to Lender, (iv) Liens arising in the ordinary course of business in respect of work performed on any of the Mortgaged Properties, which Liens are securing amounts not yet due and payable or are being contested in good faith by Borrower and for which adequate security, in the reasonable judgment of Lender, has been posted with Lender or other entity reasonably acceptable to Lender, and (v) any other Liens approved by Lender.

              "Person" means an individual, an estate, a trust, a corporation, a partnership, a limited liability company or any other organization or entity (whether governmental or private).

              "Potential Event of Default" means any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

              "Price" means, with respect to an Advance, the proceeds of the sale of the MBS backed by the Advance.

              "Property" means any estate or interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

              "Rate Form" means the completed and executed document from Borrower to Lender pursuant to Section 2.01(b), substantially in the form of Exhibit J to the Agreement, specifying the terms and conditions of the MBS to be issued for the requested Advance.

              "Rate Preservation Fee" means for any month, an amount equal to the product obtained by multiplying: (i) 1/12, by (ii) 12 basis points, by (iii) the Reserved Amount. The Rate Preservation Fee shall be paid monthly in arrears for so long as Borrower wishes to have a Reserved Amount.

              "Rate Setting Date" shall have the meaning set forth in Section 2.01(b).

              "Recourse Termination Date" means the date on which (i) all Variable Advances have been repaid or converted to Fixed Advances, (ii) a Complete Variable Facility Termination has occurred, and (iii) Borrower has agreed in writing, as set forth in a

       Facility Termination Request, not to seek or accept any increase in the Variable Facility Commitment.

              "Release Documents" mean instruments releasing the applicable Security Instrument as a Lien on the Release Property, and UCC-3 Termination Statements terminating the UCC-1 Financing Statements, and such other documents and instruments to evidence the release of the Release Property from the Collateral Pool.

              "Release Fee" means $5,000.

              "Release Property" means the Mortgaged Property to be released pursuant to Article 3.

              "Release Price" shall have the meaning set forth in Section
       3.04(c).

              "Release Request" means a written request, substantially in the form of Exhibit M to the Agreement, to obtain a release of Collateral from the Collateral Pool pursuant to Section 3.04(a).

              "Rent Roll" means, with respect to any Multifamily Residential Property, a rent roll prepared and certified by the owner of the Multifamily Residential Property, on Fannie Mae Form 4243, as set forth in Exhibit III-3 of the DUS Guide, or on another form approved by Lender and containing substantially the same information as Form 4243 requires.

              "Replacement Reserve Agreement" means a Replacement Reserve and Security Agreement, reasonably required by Lender, and completed in accordance with the requirements of the DUS Guide.

              "Request" means an Advance Request, an Addition Request, an Expansion Request, a Release Request, a Conversion Request, a Credit Facility Termination Request, or a Facility Termination Request.

              "Reserved Amount" means all or a portion of the amount by which Borrower may increase the Commitment pursuant to Article 4, in an amount designated in writing from time to time by the Borrower as the amount on which the Fixed Facility Fee and the Variable Facility Fee shall not increase in the event of an Expansion for so long as the Borrower timely pays the Rate Preservation Fee on such amount.

                  "Rollover Variable Advance" means a Variable Advance made solely to refinance an existing Variable Advance on the maturity date of such Variable Advance.

              "Security" means a "security" as set forth in Section 2(1) of the Securities Act of 1933, as amended.

              "Security Documents" means the Security Instruments, the Replacement Reserve Agreements and any other documents executed by Borrower and the Guarantor from time to time to secure any of Borrower's and the Guarantor's obligations under the Loan Documents.

              "Security Instrument" means, for each Mortgaged Property, a separate Multifamily Mortgage, Deed of Trust or Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement given by a Borrower to or for the benefit of Lender to secure the obligations of Borrower under the Loan Documents. With respect to each Mortgaged Property owned by a Borrower, the Security Instrument shall be substantially in the form published by Fannie Mae for use in the state in which the Mortgaged Property is located. The amount secured by the Security Instrument shall be equal to the Commitment in effect from time to time.

              "Senior Management" means (i) the Chief Executive Officer, Chairman of the Board, President, Chief Financial Officer and Chief Operating Officer of Guarantor, and (ii) any other individuals with responsibility for any of the functions typically performed in a corporation by the officers described in clause (i).

              "Single-Purpose" means, with respect to a Person which is any form of partnership or corporation or limited liability company, that such Person at all times since its formation:

              (i) has been a duly formed and existing partnership, corporation or limited liability company, as the case may be;

              (ii) has been duly qualified in each jurisdiction in which such qualification was at such time necessary for the conduct of its business;

              (iii) has complied with the provisions of its organizational documents and the laws of its jurisdiction of formation in all respects;

              (iv) has observed all customary formalities regarding its partnership or corporate existence, as the case may be;

              (v) has accurately maintained its financial statements, accounting records and other partnership or corporate documents separate from those of any other Person (except to the extent Borrower's income and other tax information is reflected in the Federal Tax Return of the Guarantor);

              (vi) has not commingled its assets or funds with those of any other Person (except that the LLC may deposit rental receipts collected from the Properties and Additional Properties, if any, in the Member's regional depository bank accounts established with Bank of America or other national bank ("Member's Bank") and disbursements may be made from the member's central disbursement account so long as such deposits are accompanied by unique deposit slips clearly identifying the Mortgaged Property from which such rental receipts originated and Member's Bank provides to the Member monthly bank statements separately identifying the Mortgaged Property from which such deposits originated and for which such disbursements were made);

              (vii) has identified itself in all dealings with creditors (other than trade creditors in the ordinary course of business and creditors for the construction of improvements to property on which such Person has a non-contingent contract to purchase such property) under its own name and as a separate and distinct entity;

              (viii) has been adequately capitalized in light of its
                     contemplated business operations;

              (ix) has not assumed, guaranteed or become obligated for the liabilities of any other Person (except in connection with the Credit Facility or the endorsement of negotiable instruments in the ordinary course of business) or held out its credit as being available to satisfy the obligations of any other Person;

              (x)    has not acquired obligations or securities of any other
                     Person;

              (xi) in relation to a Borrower, except for loans made in the ordinary course of business to Affiliates, has not made loans or advances to any other Person;

              (xii) has not entered into and was not a party to any transaction with any Affiliate of such Person, except in the ordinary course of business and on terms which are no less favorable to such Person than would be obtained in a comparable arm's-length transaction with an unrelated third Party;

              (xiii) has paid the salaries of its own employees, if any, and maintained a sufficient number of employees in light of its contemplated business operations; and

              (xiv) has allocated fairly and reasonably any overhead for shared office space.

              "SMSA" means a "standard metropolitan statistical area," as defined from time to time by the United States Office of Management and Budget.

              "Standby Fee" means, for any month, an amount equal to the product obtained by multiplying: (i) 1/12, by (ii) 12 basis points, by (iii) the Unused Capacity for such month.

              "Subsidiary" means, when used with reference to a specified Person, (i) any Person that, directly or indirectly, through one or more intermediaries, is controlled by the specified Person, (ii) any Person of which the specified Person is, directly or indirectly, the owner of more than 50% of any voting class of Ownership Interests or (iii) any Person
       (A) which is a partnership and (B) of which the specified Person is a general partner and owns more than 50% of the partnership interests.

              "Substitution Fee" means, with respect to any substitution effected in accordance with Section 3.05, the amount equal to the product obtained by multiplying (i) 45 basis points by (ii) 65% of the Initial Valuation of the Additional Mortgaged Property.

              "Surveys" means the as-built surveys of the Mortgaged Properties prepared in accordance with the requirements of Part III, Section 113 of the DUS Guide, or otherwise approved by Lender.

              "Taxes" means all taxes, assessments, vault rentals and other charges, if any, general, special or otherwise, including all assessments for schools, public betterments and general or local improvements, which are levied, assessed or imposed by any public authority or quasi-public authority, and which, if not paid, will become a lien, on the Mortgaged Properties.

              "Term of this Agreement" shall be determined as provided in
       Section 17.10.

              "Termination Date" means, at any time during which Fixed Advances are Outstanding, the latest maturity date for any Fixed Advance Outstanding, and, at any time during which Fixed Advances are not Outstanding, the Variable Facility Termination Date.

              "Three-Month LIBOR" means the London interbank offered rate for three-month U.S. dollar deposits, as such rate is reported in The Wall Street Journal. In the event that a rate is not published for Three-Month LIBOR, then the nearest equivalent duration London interbank offered rate for U.S. Dollar deposits shall be selected at Lender's reasonable discretion. If the publication of Three-Month LIBOR is discontinued, Lender shall determine such rate from another equivalent source selected by Lender in its reasonable discretion.

              "Title Company" means First American Title Insurance Company.

              "Title Insurance Policies" means the mortgagee's policies of title insurance issued by the Title Company from time to time relating to each of the Security Instruments, conforming to the requirements of Part III,
       Section 111 of the DUS Guide, together with such endorsements, coinsurance, reinsurance and direct access agreements with respect to such policies as Lender may, from time to time, consider necessary or appropriate, whether or not required by the DUS Guide, including variable credit endorsements, if available, and tie-in Endorsements, if available, and with a limit of liability under the policy (subject to the limitations contained in sections of the Stipulations and Conditions of the policy relating to a Determination and Extent of Liability) equal to the Commitment.

              "Transfer" means

              (1) as used with respect to ownership interests in Borrower means
       (i) a sale, assignment, pledge, transfer or other disposition of any ownership interest in Borrower or Guarantor, or (ii) the issuance or other creation of new ownership interests in Borrower or Guarantor or in any entity that has a direct or indirect ownership interest in Borrower or Guarantor, or (iii) a merger or consolidation of Borrower, as the case may be, into another entity or of another entity into Borrower as the case may be, or (iv) the reconstitution of Borrower from one type of entity to another type of entity, or (v) the amendment, modification or any other change in the governing instrument or instruments of a Person which has the effect of changing the relative powers, rights, privileges, voting rights or economic interests of the ownership interests in such Person.

              (2) as used with respect to ownership interests in a Mortgaged Property means (i) a sale, assignment, lease, pledge, transfer or other disposition (whether voluntary or by operation of law) of, or the granting or creating of a lien, encumbrance or security interest in, any estate, rights, title or interest in a Mortgaged Property, or any portion thereof. Transfer does not include a conveyance of a Mortgaged Property at a judicial or non-judicial foreclosure sale under any security instrument or the Mortgaged Property becoming part of a bankruptcy estate by operation of law under the United States Bankruptcy Code.

              "Unused Capacity" means, for any month, the sum of the daily average during such month of the undrawn amount of the Commitment available under Article 1 of the Agreement for the making of Advances, without regard to any unclosed Requests or to the fact that a Request must satisfy conditions precedent.

              "Valuation" means, for any specified date, with respect to a Multifamily Residential Property, (a) if an Appraisal of the Multifamily Residential Property was more recently obtained than a Cap Rate for the Multifamily Residential Property, the Appraised Value of such Multifamily Residential Property, or (b) if a Cap Rate for the Multifamily Residential Property was more recently obtained than an Appraisal of the Multifamily Residential Property, the value derived by dividing--

              (i) the Net Operating Income of such Multifamily Residential Property, by

              (ii)   the most recent Cap Rate determined by Lender.

       Notwithstanding the foregoing, any Valuation for a Multifamily Residential Property calculated for a date occurring before the first anniversary of the date on which the Multifamily Residential Property becomes a part of the Collateral Pool shall equal the Appraised Value of such Multifamily Residential Property, unless Lender determines that changed market or property conditions warrant that the value be determined as set forth in the preceding sentence.

              "Variable Advance" means a loan made by Lender to Borrower under the Variable Facility Commitment.

              "Variable Facility" means the agreement of Lender to make Variable Advances to Borrower pursuant to Section 1.01.

              "Variable Facility Availability Period" means the period beginning on the Initial Closing Date and ending on the earlier of (i) the 90th day before the Variable Facility Termination Date and (ii) the Recourse Termination Date.

              "Variable Facility Commitment" means an aggregate amount of $100,000,000 which shall be evidenced by the Variable Facility Note in the form attached hereto as Exhibit C, plus such amount as Borrower may elect to add to the Variable Facility Commitment in accordance with
       Article 4, less such amount as Borrower may elect to convert from the Variable Facility Commitment to the Fixed Facility Commitment in accordance with Section 1.08, and less such amount by which Borrower may elect to reduce the Variable Facility Commitment in accordance with
       Article 5.

              "Variable Facility Fee" means (i) 65 basis points per annum (0.65%) for a Variable Advance drawn from the Variable Facility Commitment in effect on or prior to the First Anniversary (whether or not drawn by such date) or for any Variable Advance drawn from any portion of the Variable Facility Commitment excluding the Reserved Amount increased pursuant to Article 4 after the period ending on the First Anniversary, the number of basis points per annum determined at the time of such increase by Lender as the Variable Facility Fee for such Variable Advance.

              "Variable Facility Note" means the promissory note, in the form attached as Exhibit C to the Agreement, which has been issued by Borrower to Lender to evidence Borrower's obligation to repay Variable Advances.

              "Variable Facility Termination Date" means the date five years after the Initial Closing Date unless extended pursuant to Section 1.07.

                  EXHIBIT A TO MASTER CREDIT FACILITY AGREEMENT

                    SCHEDULE OF INITIAL MORTGAGED PROPERTIES

           Property Name              Property Address
       ---------------------       ------------------------------
       Pinnacle Sonata             23940 40th Drive, S.E.
                                   Bothell, Washington 98021
       Pinnacle at Blue Ravine     1005 Blue Ravine Road
                                   Folsom, California 95630
       Pinnacle at the Creek       6107 South Parker
                                   Aurora, Colorado 80016
       Sun Pointe Village          39451 Gallaudet Drive
                                   Fremont, California 94538
       The Summit                  2400 Ridge View Drive
                                   Chino Hills, California 91709

                  EXHIBIT B TO MASTER CREDIT FACILITY AGREEMENT

                               FIXED FACILITY NOTE

US $____________                                                __________, 20__

       FOR VALUE RECEIVED, the undersigned (the "Borrower") promises to pay to the order of PRUDENTIAL MULTIFAMILY MORTGAGE, INC., a Delaware corporation ("Lender") the principal sum of _______________________________ AND NO/100
DOLLARS (US $____________), with interest on the unpaid principal balance at the annual rate of percent ( %).

       This Note is executed and delivered by Borrower pursuant to that certain Master Credit Facility Agreement, dated as of May 2, 2003 by and between Borrower and Lender (as amended from time to time, the "Master Agreement"), to evidence the obligation of Borrower to repay a Fixed Advance made by Lender to Borrower in accordance with the terms of the Master Agreement. This Note is entitled to the benefit and security of the Loan Documents provided for in the Master Agreement, to which reference is hereby made for a statement of all of the terms and conditions under which the Fixed Advance evidenced hereby is made.

       1. Defined Terms. As used in this Note, (i) the term "Lender" means the holder of this Note, and (ii) the term "Indebtedness" means the principal of, interest on, or, to the extent in respect hereof, any other amounts due at any time under, this Note, the Security Instruments or any other Loan Document, including prepayment premiums, late charges, default interest, and advances to protect the security of the Security Instruments under Section 12 of the Security Instruments. Event of Default and other capitalized terms used but not defined in this Note shall have the meanings given to such terms in the Master Agreement or, if not defined in the Master Agreement, as defined in the Security Instruments (as defined in Paragraph 5).

       2. Address for Payment. All payments due under this Note shall be payable at Prudential Multifamily Mortgage, Inc., a Delaware corporation, c/o Prudential Asset Resources, 2200 Ross Avenue, Suite 4200E, Dallas, Texas 75201, or such other place as may be designated by written notice to Borrower from or on behalf of Lender.

       3. Payment of Principal and Interest. Principal and interest shall be paid as follows:

       (a) Unless disbursement of principal is made by Lender to Borrower on the first day of the month, interest for the period beginning on the date of disbursement and ending on and including the last day of the month in which such disbursement is made shall be payable simultaneously with the execution of this Note. Interest under this Note shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

       (b) Consecutive monthly installments of principal and interest, each in the amount of ______________________________________ Dollars (US $ ), shall be payable on the first day of each month beginning on _________________, until the entire unpaid principal balance evidenced by this Note is fully paid. Any accrued interest remaining past due for 30 days or more shall be added to and become part of the unpaid principal balance and shall bear interest at the rate or rates specified in this Note, and any reference below to "accrued interest" shall refer to accrued interest which has not become part of the unpaid principal balance. Any remaining principal and interest shall be due and payable on _______________, 20__ or on any earlier date on which the unpaid principal balance of this Note becomes due and payable, by acceleration or otherwise (the "Maturity Date"). The unpaid principal balance shall continue to bear interest after the Maturity Date at the Default Rate set forth in this Note until and including the date on which it is paid in full.

       (c) Any regularly scheduled monthly installment of principal and interest that is received by Lender before the date it is due shall be deemed to have been received on the due date solely for the purpose of calculating interest due.

       4. Application of Payments. If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness that is less than all amounts due and payable at such time, Lender may apply that payment to amounts then due and payable in any manner and in any order determined by Lender, in Lender's discretion. Borrower agrees that neither Lender's acceptance of a payment from Borrower in an amount that is less than all amounts then due and payable nor Lender's application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.

       5.     Intentionally Omitted.

       6. Acceleration. If an Event of Default has occurred and is continuing, the entire unpaid principal balance, any accrued interest, the prepayment premium payable under Paragraph 10, if any, and all other amounts payable under this Note and any other Loan Document shall at once become due and payable, at the option of Lender, without any prior notice to Borrower. Lender may exercise this option to accelerate regardless of any prior forbearance.

       7. Late Charge. If any monthly amount payable under this Note or under the Security Instruments or any other Loan Document is not received by Lender within 10 days after the amount is due, Borrower shall pay to Lender, immediately and without demand by Lender, a late charge equal to 5 percent of such amount. Borrower acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the loan evidenced by this Note (the "Loan"), and that it is extremely difficult and impractical to determine those additional expenses. Borrower agrees that the late charge payable pursuant to this Paragraph represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional expenses Lender will incur by reason of such late payment. The late charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to Paragraph 8.

       8. Default Rate. So long as any monthly installment or any other payment due under this Note remains past due for 30 days or more, interest under this Note shall accrue on the unpaid principal balance from the earlier of the due date of the first unpaid monthly installment or other payment due, as applicable, at a rate (the "Default Rate") equal to the lesser of 4 percentage points above the rate stated in the first paragraph of this Note or the maximum interest rate which may be collected from Borrower under applicable law. If the unpaid principal balance and all accrued interest are not paid in full on the Maturity Date, the unpaid principal balance and all accrued interest shall bear interest from the Maturity Date at the Default Rate. Borrower also acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan, that, during the time that any monthly installment or payment under this Note is delinquent for more than 30 days, Lender will incur additional costs and expenses arising from its loss of the use of the money due and from the adverse impact on Lender's ability to meet its other obligations and to take advantage of other investment opportunities, and that it is extremely difficult and impractical to determine those additional costs and expenses. Borrower also acknowledges that, during the time that any monthly installment or other payment due under this Note is delinquent for more than 30 days, Lender's risk of nonpayment of this Note will be materially increased and Lender is entitled to be compensated for such increased risk. Borrower agrees that the increase in the rate of interest payable under this Note to the Default Rate represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional costs and expenses Lender will incur by reason of Borrower's delinquent payment and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a delinquent loan.

       9.     Limits on Personal Liability.

       The provisions of Article 15 of the Master Agreement (entitled "Limits on Personal Liability") are hereby incorporated into this Note by this reference to the fullest extent as if the text of such Article were set forth in its entirety herein.

       10.    Voluntary and Involuntary Prepayments.

       [USE IF YIELD MAINTENANCE IS SELECTED]

       (a) A prepayment premium shall be payable in connection with any prepayment made under this Note as provided below:

              (1) Borrower may voluntarily prepay all (but not less than all) of the unpaid principal balance of this Note on the last Business Day of a calendar month if Borrower has given Lender at least 30 days prior notice of its intention to make such prepayment. Such prepayment shall be made by paying (A) the amount of principal being prepaid, (B) all accrued interest, (C) all other sums due Lender under this Note and otherwise due and payable in connection with such prepayment under the other Loan Documents at the time of such prepayment, and (D) the prepayment premium calculated pursuant to Schedule A. For all purposes, including the accrual of interest, any prepayment received by Lender on any day other than the last calendar day of the month shall be deemed to have been received on the last calendar day of such month. For purposes of this Note, a "Business Day" means any day other than a Saturday, Sunday or any other day on which Lender is not open for business.

              (2) Upon Lender's exercise of any right of acceleration under this Note, Borrower shall pay to Lender, in addition to the entire unpaid principal balance of this Note outstanding at the time of the acceleration, (A) all accrued interest and all other sums due Lender under this Note and the other Loan Documents, and (B) the prepayment premium calculated pursuant to Schedule A.

              (3) Any application by Lender of any collateral or other security to the repayment of any portion of the unpaid principal balance of this Note prior to the Maturity Date and in the absence of acceleration shall be deemed to be a partial prepayment by Borrower, requiring the payment to Lender by Borrower of a prepayment premium. The amount of any such partial prepayment shall be computed so as to provide to Lender a prepayment premium computed pursuant to Schedule A without Borrower having to pay out-of-pocket any additional amounts.

              (b) Notwithstanding the provisions of Paragraph 10(a), no prepayment premium shall be payable with respect to (A) any prepayment made no more than 90 days before the Maturity Date, or (B) any prepayment occurring as a result of the application of any insurance proceeds or condemnation award under any Security Instrument.

              (c) Schedules A and B are hereby incorporated by reference into this Note.

              (d) Any required prepayment of less than the unpaid principal balance of this Note shall be applied to the final payment due in respect of this Note and shall not extend or postpone the due date of any other monthly installments or change the amount of such installments, unless Lender agrees otherwise in writing.

              (e) Borrower recognizes that any prepayment of the unpaid principal balance of this Note, whether voluntary or involuntary or resulting from a default by Borrower, will result in Lender's incurring loss, including reinvestment loss, additional expense and frustration or impairment of Lender's ability to meet its commitments to third parties. Borrower agrees to pay to Lender upon demand damages for the detriment caused by any prepayment, and agrees that it is extremely difficult and impractical to ascertain the extent of such damages. Borrower therefore acknowledges and agrees that the formula for calculating prepayment premiums set forth on Schedule A represents a reasonable estimate of the damages Lender will incur because of a prepayment.

              (f) Borrower further acknowledges that the prepayment premium provisions of this Note are a material part of the consideration for the loan evidenced by this Note, and acknowledges that the terms of this Note are in other respects more favorable to Borrower as a result of Borrower's voluntary agreement to the prepayment premium provisions.

       11. Costs and Expenses. Borrower shall pay on demand all reasonable expenses and costs, including fees and out-of-pocket expenses of attorneys and expert witnesses and costs of investigation, incurred by Lender as a result of any default under this Note or in connection with efforts to collect any amount due under this Note, or to enforce the provisions of any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

       12. Forbearance. Any forbearance by Lender in exercising any right or remedy under this Note, the Security Instruments, or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Lender of any payment after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender's right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Lender of any security for Borrower's obligations under this Note shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right or remedy available to Lender.

       13. Waivers. Except as expressly provided in the Master Agreement, presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting the Indebtedness are waived by Borrower and all endorsers and guarantors of this Note and all other third party obligors.

       14. Loan Charges. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower in connection with the Loan is interpreted so that any interest or other charge provided for in any Loan Document, whether considered separately or together with other charges provided for in any other Loan Document, violates that law, and Borrower is entitled to the benefit of that law, that interest or charge is hereby reduced to the extent necessary to eliminate that violation. Borrower agrees to an effective rate of interest that is the stated rate of interest plus any additional rate of interest resulting from any other charges or fees that are to be paid by Borrower to Lender that may be found by a court of competent jurisdiction to be interest. The amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the unpaid principal balance of this Note. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness that constitutes interest, as well as all other charges made in connection with the Indebtedness that constitute interest, shall be deemed to be allocated and spread ratably over the stated term of the Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of the Note.

       15. Commercial Purpose. Borrower represents that the Indebtedness is being incurred by Borrower solely for the purpose of carrying on a business or commercial enterprise, and not for personal, family or household purposes.

       16. Counting of Days. Except where otherwise specifically provided, any reference in this Note to a period of "days" means calendar days, not Business Days.

       17. Governing Law; Consent to Jurisdiction and Venue; WAIVER OF TRIAL BY JURY. The provisions of Section 17.06 of the Master Agreement (entitled "Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial") are hereby incorporated into this Note by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein.

       18. Captions. The captions of the paragraphs of this Note are for convenience only and shall be disregarded in construing this Note.

       19. Notices. All notices, demands and other communications required or permitted to be given by Lender to Borrower pursuant to this Note shall be given in accordance with Section 17.08 of the Master Agreement.

       20. Security for this Note. The indebtedness evidenced by this Note is secured by the Security Documents executed by Borrower or its Affiliates. Reference is made hereby to the Master Agreement and the Security Documents for additional rights and remedies of Lender relating to the indebtedness evidenced by this Note. Each Security Document shall be released in accordance with the provisions of the Master Agreement and the Security Documents.

       21. Fixed Facility. This Note is issued as part of the Fixed Facility established in accordance with the terms of the Master Agreement. Borrower may not re-borrow any amounts under this Note which it has previously borrowed and repaid under this Note.

       22. Cross-Default with Master Agreement. The occurrence of an Event of Default under the Master Agreement shall constitute an "Event of Default" under this Note, and, accordingly, upon the occurrence of an Event of Default under the Master Agreement, the entire principal amount outstanding hereunder and accrued interest thereon shall at once become due and payable, at the option of the holder hereof.

                  [Remainder of page intentionally left blank]

       IN WITNESS WHEREOF, Borrower has signed and delivered this Note under seal or has caused this Note to be signed and delivered under seal by its duly authorized representative. Borrower intends that this Note shall be deemed to be signed and delivered as a sealed instrument.

                                     BORROWER:

                                     BRE-FMCF, LLC, a Delaware limited liability company

                                     By:    BRE Properties, Inc., a Maryland
                                            corporation, its sole member


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

       Pay to the order of ________________________________________, without recourse.

                                     PRUDENTIAL MULTIFAMILY MORTGAGE, INC., a
                                     Delaware corporation


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

       ATTACHED SCHEDULES. The following Schedules are attached to this Note:

       [ X ]         Schedule A     Prepayment Premium (required)

       [ X ]         Schedule B     Modifications to Multifamily Note

                         [USE IF DEFEASANCE IS SELECTED]

                                   SCHEDULE A

                               PREPAYMENT PREMIUM

       No prepayment premium shall be payable in connection with a prepayment of this Note after the end of the Lockout Period (as defined in Schedule B to this Note).

                     [USE IF YIELD MAINTENANCE IS SELECTED]

                                   SCHEDULE A

                               PREPAYMENT PREMIUM

       Any prepayment premium payable under Paragraph 10 of this Note shall be computed as follows:

       If the prepayment is made during the period ending on the first day of the last three months of the term of the Note (the "Fixed Loan Yield Maintenance Period"), the prepayment premium shall be the greater of (i) 1% of the unpaid principal balance of this Note; or (ii) the product obtained by multiplying:

              (A)    the amount of principal being prepaid,

              by

              (B) the difference obtained by subtracting from the interest rate on this Note the yield rate on the ____% U.S. Treasury Security due ________________(the "Yield Rate"), as the Yield Rate is reported in The Wall Street Journal on the thirtieth (30th) day (or, if such day is not a day on which The Wall Street Journal is published, then on the next succeeding day on which The Wall Street Journal is published) preceding (x) the date notice of prepayment is given to Lender where prepayment is voluntary, or (y) the date Lender accelerates the Loan, by

              (C) the present value factor calculated using the following formula:

                                  1 - (1 + r)[POWER OF -n]
                                  -------------
                                         r

                                  [r =    Yield Rate

                                   n =    the number of years, and any fraction
                                          thereof, remaining between the
                                          Prepayment Date and the expiration of
                                          the Yield Maintenance Period]

                     For purposes of subparagraph (ii)(C), the "Prepayment Date" shall be (x) in the case of a voluntary prepayment, the date on which the prepayment is made, and (y) in any other case, the date on which Lender accelerates the unpaid principal balance of this Note.

                                                  INITIAL(S)


                                                  ----------

                         [USE IF DEFEASANCE IS SELECTED]

                                   SCHEDULE B

                      MODIFICATIONS TO FIXED FACILITY NOTE

       The Fixed Facility Note dated ___________, 20___, in the original principal amount of $____________ (the "Note") issued by _____________________________, a _____________________________ ("Borrower"), and
payable to the order of PRUDENTIAL MULTIFAMILY MORTGAGE, INC., a Delaware corporation ("Lender") is hereby amended as follows:

       1. Defeasance. Notwithstanding Paragraph 10 of this Note, Advances are not prepayable at any time, provided that, notwithstanding the foregoing, the Borrower may prepay the amount Outstanding with respect to the Facility during the period ending on the date ninety (90) days preceding the Facility Termination Date (the "Lockout Period") and the Borrower may provide for the Defeasance of all (but not less than all) of the Advances Outstanding pursuant to the terms and conditions of this Section 1 in connection with the release of Mortgaged Properties in conformance with Section 6.05 of the Master Agreement.

              (a) Conditions. Subject to Section 1(d), the Borrower shall have the right to obtain the release of all the Mortgaged Properties from the lien of the related Security Instruments upon the satisfaction of all of the following conditions:

                     (1) Defeasance Notice. At the request of the Borrower, the Lender shall deliver to Borrower a notice (the "Defeasance Notice"), specifying: (i) a Business Day, not more than 45 calendar days nor less than 30 calendar days after the date on which the Defeasance Notice is delivered by Lender (the "Defeasance Closing Date"), on which the Defeasance shall be consummated; (ii) the Mortgaged Property or Properties proposed to be released and the related Allocable Facility Amount (the "Defeased Amount");(iii) whether the Borrower will use U.S. Treasury Securities to effect the Defeasance or that the Lender will on the Borrower's behalf seek to obtain a commitment for a Fannie Mae Investment Security to effect the Defeasance; and (iv) whether, if Treasury Securities are to be used to effect the Defeasance, the Successor Borrower will be designated by the Borrower or Lender. Within five (5) Business Days of receipt after Defeasance Notice, the Borrower shall, if it wishes to proceed with the transaction described in the Defeasance Notice, sign the Defeasance Notice and return it to the Lender.

                     (2) Lender Confirmation. With reasonable promptness, the Lender shall determine whether Defeasance is then permitted as provided in Section 1(d), whether the terms of the Defeasance Notice are reasonably acceptable to it and, if requested to do so by the Defeasance Notice, shall obtain from Fannie Mae a commitment to issue a Fannie Mae Investment Security to effect the Defeasance.

              Lender shall, thereupon, notify the Borrower of its determination and, if it is able to obtain a commitment from Fannie Mae to issue a Fannie Mae Investment Security to effect the Defeasance, the price of such Fannie Mae Investment Security. After Lender notifies the Borrower of the availability of a Fannie Mae Investment Security in accordance with the foregoing, the Borrower will have one (1) Business Day to accept such commitment and to pay the related Defeasance Commitment Fee.

                     (3) Closing Documents. The Borrower shall deliver to Lender on or before the Defeasance Closing Date the documents described in Section 1(b).

                     (4) U.S. Treasury Securities; Defeasance Deposit. If U.S. Treasury Securities will be used to effect the Defeasance, then, on the Defeasance Closing Date, the Borrower shall cause the applicable U.S. Treasury Securities to be delivered pursuant to the Pledge Agreement referred to below. If a Fannie Mae Investment Security will be used to effect the Defeasance, then, on or before 3:00 p.m., Washington, D.C. time, on the Defeasance Closing Date, the Borrower shall pay the Defeasance Deposit (reduced by the Defeasance Commitment Fee) to, or as directed by, Lender to be used by Lender to purchase the Fannie Mae Investment Security as the Borrower's agent.

                     (5) Additional Amounts Payable by the Borrower. On or before the Defeasance Closing Date, the Borrower shall pay to Lender, in addition to the U.S. Treasury Securities or the Defeasance Deposit (reduced by the Defeasance Commitment Fee), an amount equal to the sum of:

                            (A)    The Next Scheduled P&I Payment; and

                            (B) all reasonable costs and expenses incurred by Lender in connection with the Defeasance, including the fees and disbursements of Lender's legal counsel.

                     (6) Covenants, Representations and Warranties. On the Defeasance Closing Date, the Borrower shall be in compliance with all the covenants of the Borrower set forth in Articles 14, 15, 16 and 20 of the Master Agreement and all the representations and warranties of the Borrower set forth in Articles 12 and 13 (solely with respect to Mortgaged Properties that continue to be security for the balance of the Facility) of the Master Agreement shall be true and correct in all material respects as if made on such Defeasance Closing Date.

              (b) Closing Documents. The documents required to be delivered to Lender on or before the Defeasance Closing Date pursuant to Section 1(a)(3) are:

              (1) A pledge and security agreement, in form and substance satisfactory to Lender in its sole discretion (the "Pledge Agreement"), creating a first priority perfected security interest in favor of Lender in the U.S. Treasury Securities or Fannie Mae Investment Security to be used to effect the Defeasance and authorizing and directing that all amounts paid with respect to the U.S. Treasury Securities be applied to make Defeased Payments due with respect to the Defeased Amount.

              (2) An assignment and assumption agreement (the "Assignment and Assumption Agreement"), in form and substance satisfactory to Lender, executed by the Borrower and a successor entity (the "Successor Borrower"), designated by Lender or Borrower as provided in the Defeasance Notice and acceptable to Lender in its sole discretion, providing for (i) the transfer and assignment by the Borrower to Successor Borrower of the U.S. Treasury Securities, subject to the lien and security interest in favor of Lender, (ii) the assumption by Successor Borrower of all liabilities and obligations of the Borrower with respect to the Defeased Amount and (iii) the release by Lender of the Borrower from all liabilities and obligations with respect to the Defeased Amount. The Lender shall execute the Assignment and Assumption Agreement for the purpose of acknowledging the release of the Borrower's obligations with respect to the Defeased Amount and return a counterpart to the Borrower and Successor Borrower; provided, however, that such acknowledgement shall not be a condition to the Defeasance

              (3) An opinion of counsel for the Borrower, in form and substance satisfactory to Lender, to the effect that (i) Lender has a valid and perfected lien and security interest of first priority in the U.S. Treasury Securities or Fannie Mae Investment Security and the proceeds thereof; (ii) the Pledge Agreement and the Assignment and Assumption Agreement have been duly authorized and validly executed and delivered by the Borrower and the Successor Borrower; and (iii) the Defeasance, including the granting to Lender by both the Borrower and the Substitute Borrower of a lien and security interest in the U.S. Treasury Securities or Fannie Mae Investment Security used to effect the Defeasance, is not subject to avoidance under any applicable federal or state laws, including Sections 547 and 548 of the U.S. Bankruptcy Code.

              (4)    Unless waived by Lender:

                     (A) a certificate in form and substance satisfactory to Lender, issued by an independent certified public accountant, or financial consultant or other person approved by Lender, to the effect that the payments on U.S. Treasury Securities or Fannie Mae Investment Security used to effect the Defeasance due, on or before each date on which a Defeased Payment is due, are not less than such Defeased Payment;

                     (B) an opinion of counsel for the Borrower in form and substance satisfactory to Lender, that the Defeasance will not result in a "sale or exchange" within the meaning of Section 1001(c) of the Internal Revenue Code and the temporary and final regulations promulgated thereunder; and

                     (C) such other opinions, certificates, documents or instruments as Lender may reasonably request.

       (c) Release. Upon the Borrower's compliance with the requirements of Sections 1(a) and (b), the Mortgaged Properties shall be released from the lien of the Security Instruments.

Lender shall, with reasonable promptness, execute and deliver to the Borrower, at the Borrower's cost and expense, any additional documents reasonably requested by the Borrower in order to evidence or confirm the release of the Security Instruments.

       (d) Defeasance Not Allowed. The Borrower shall not have the right to obtain a Defeasance at any of the following times:

              (1)    before the third anniversary of the Initial Closing Date;
       or

              (2) after Lender has accelerated the maturity of the unpaid principal balance of, accrued interest on, and other amounts payable with respect to the Advances.

       (e) Agent. If a Fannie Mae Investment Security is to be used to effect the Defeasance, the Borrower authorizes Lender to use, and appoints Lender as its agent and attorney-in-fact for the purpose of using, the Defeasance Deposit (including any portion thereof that constitutes the Defeasance Commitment Fee) to purchase a Fannie Mae Investment Security and to deliver such Fannie Mae Investment Security to itself in satisfaction of the Allocable Facility Amount to be defeased.

       (f)    Administrative Provisions.

              (1) Fannie Mae Investment Security Liquidated Damages. If, after accepting a commitment from the Lender to provide a Fannie Mae Investment Security, the Borrower fails to perform its obligations under Sections 1(a) and 1(b), Lender shall have the right to retain any Defeasance Commitment Fee as liquidated damages for the Borrower's default, as Lender's sole and exclusive remedy with respect to its expenses in obtaining from Fannie Mae a commitment to issue the Fannie Mae Investment Security, and, except as provided in Section 1(f)(2), the Borrower shall be released from all further obligations under this
       Section 1 with respect to such Defeasance Notice. The Borrower acknowledges that, from and after the date on which Lender has delivered the Defeasance Commitment Fee, Lender will incur financing costs in obtaining a commitment for the issuance of the Fannie Mae Investment Security and agrees that the Defeasance Commitment Fee represents a fair and reasonable estimate, taking into account all circumstances existing on the date of the Master Agreement, of the damages (other than third party costs referred to in Section 1(f)(2)) Lender will incur by reason of the Borrower's default.

              (2) Third Party Costs. The Borrower agrees to reimburse Lender for all reasonable third party costs and expenses, including attorneys' fees and expenses, incurred by Lender in reliance on the Defeasance Notice, within ten (10) Business Days after the Borrower receives a written demand for payment, accompanied by a statement, in reasonable detail, of Lender's third party costs and expenses.

              (3) Payments. All payments required to be made by the Borrower to Lender pursuant to this Section 1 shall be made by wire transfer of immediately available finds to the account(s) designated by Lender.

       (g) Definitions. For purposes of this Section 1, the following terms shall have the following meanings:

              (1) "Defeasance" means a transaction in which a Mortgaged Property or Mortgaged Properties designated by the Borrower in a Defeasance Notice are released from the lien of the related Security Instruments and Lender receives either (i) a Fannie Mae Investment Security or (ii) a valid and perfected lien and security interest of first priority in the U.S. Treasury Securities the payments on which, in either case, are sufficient, without reinvestment, to make, on a timely basis, the Defeased Payments with respect to the Allocable Facility Amount for the designated Mortgaged Properties.

              (2) "Defeasance Commitment Fee" means, if the Borrower elects to accept a commitment to issue a Fannie Mae Investment Security, two percent (2%) of the Allocable Facility Amount to be defeased. No Defeasance Commitment Fee will be applicable if U.S. Treasury Securities are specified in the Defeasance Notice as the applicable Investment Security.

              (3) "Defeasance Deposit" means an amount sufficient to provide for the purchase of the Fannie Mae Investment Security.

              (4) "Defeased Payment" means the amount of each regularly scheduled monthly payment due and payable with respect to the Allocable Facility Amount for a Mortgaged Property or Mortgaged Properties to be released pursuant to this Section 1 during the period beginning on the first day of the second calendar month after the Defeasance Closing Date and ending on the Facility Termination Date, including the amount that would constitute the aggregate unpaid principal balance of such Allocable Facility on the Facility Termination Date if all prior Defeased Payments were paid on their due dates.

              (5) "Fannie Mae Investment Security" means any bond, debenture, note, participation certificate or other similar obligation issued by Fannie Mae for the purpose of providing for the Defeasance of any Allocable Facility Amount..

              (6) "Next Scheduled P&I Payment" means an amount equal to the monthly installment of principle and interest due under the Note subject to Defeasance on the first calendar month after the Defeasance Closing Date.

              (7) "U.S. Treasury Securities" means direct, non-callable and non-redeemable obligations of the United States of America.

       2. Upon Lender's exercise, at any time during the Lockout Period, of any right of acceleration of this Note, Borrower shall pay the following amounts to Lender:

       (A) all sums due Lender under this Note and the other Loan Documents (other than the unpaid principal balance of the Note which is included as a part of 2(B) below; and

       (B)    an amount equal to the greater of:

                     (i) the Defeasance Deposit that would be payable by Borrower to Lender if the Defeasance Deposit were calculated on the Business Day before the date on which Lender accelerates this Note (and assuming that the "Defeasance Closing Date" defined in the Master Agreement is the date Lender accelerates the Note), plus the next scheduled payment of principal and interest due in the month following the month Lender accelerates this Note, or

                     (ii) all accrued interest and the unpaid principal balance of this Note as of the Business Day before the date on which Lender accelerates this Note.

       3. Paragraph 5 of this Note is amended by adding a paragraph at the end thereof to read as follows:

              "If Borrower obtains a release of the Mortgaged Property from the lien of the Security Instrument pursuant to Section 1 of this Schedule B, the Indebtedness shall be secured by the Pledge Agreement, and reference shall be made to the Pledge Agreement for other rights of Lender concerning the collateral for the Indebtedness."

                                                  INITIALS


                                                  --------

                  EXHIBIT C TO MASTER CREDIT FACILITY AGREEMENT

                             VARIABLE FACILITY NOTE

US $__________________                                           _________, 20__

       FOR VALUE RECEIVED, the undersigned ("Borrower") promises to pay to the order of PRUDENTIAL MULTIFAMILY MORTGAGE, INC., a Delaware corporation, the principal sum of _________________________ Dollars and 00/100 Dollars (US $________________________), or so much as shall be Outstanding from time to time, with interest thereon at an annual rate as calculated in Section 3 hereof.

       This Note is executed and delivered by Borrower pursuant to that certain Master Credit Facility Agreement, dated as of May 2, 2003, by and between Borrower and Lender (as amended from time to time, the "Master Agreement"), to evidence the obligation of Borrower to repay Variable Advances made by Lender to Borrower in accordance with the terms of the Master Agreement. This Note is entitled to the benefit and security of the Loan Documents provided for in the Master Agreement, to which reference is hereby made for a statement of all of the terms and conditions under which the Variable Advances evidenced hereby is made. The Master Agreement requires certain of the terms of each Variable Advance to be evidenced by an Advance Confirmation Instrument, and reference is hereby made to each such Advance Confirmation Instrument for such terms.

       This Note is issued as part of a Variable Facility established in accordance with the terms of the Master Agreement. Subject to the terms, conditions and limitations of Article 1 of the Master Agreement, Borrower may re-borrow any amounts under this Note which they have previously borrowed and repaid under this Note.

       1. Defined Terms. As used in this Note, (i) the term "Lender" means the holder of this Note, and (ii) the term "Indebtedness" means the principal of, interest on, or any other amounts due at any time under, this Note, and, to the extent in respect hereof, the Security Instruments or any other Loan Document, including prepayment premiums, late charges, default interest, and advances to protect the security of the Security Instruments under Section 12 of the Security Instruments. Event of Default and other capitalized terms used but not defined in this Note shall have the meanings given to such terms in the Master Agreement or, if not defined in the Master Agreement, as defined in the Security Instruments (as defined in Paragraph 5).

       2. Address for Payment. All payments due under this Note shall be payable at Prudential Multifamily Mortgage, Inc., a Delaware corporation, c/o Prudential Asset Resources, 2200 Ross Avenue, Suite 4200E, Dallas, Texas 75201, or such other place as may be designated by written notice to Borrower from or on behalf of Lender.

       3. Payment of Principal and Interest. Principal and interest shall be paid as follows:

       (a) This Note shall evidence Variable Advances made from time to time under the Master Agreement. Each Variable Advance shall bear interest at a rate determined in accordance with Section 2.01 of the Master Agreement.

       (b) Except as otherwise provided in Section 1.04(b) of the Master Agreement, Borrower shall pay imputed interest on each Variable Advance in advance in the form of a Discount in accordance with Section 1.04(b) of the Master Agreement (except that Borrower shall pay actual interest on the Variable Advance for the partial month period, if any, in accordance with Section 1.04(a) of the Master Agreement). If not sooner paid, the entire principal amount (which amount shall not include the Discount, which Discount is paid in advance) of each Variable Advance shall be due and payable on the maturity date of the applicable Variable Advance (the "Maturity Date") in accordance with Section
1.03 of the Master Agreement. In addition to payment of principal and the Discount, Borrower shall pay the Variable Facility Fee due on each Variable Advance in accordance with Section 1.04(b)(ii) of the Master Agreement. No Variable Advance may have a Maturity Date later than, and any then outstanding Variable Advance shall be due and payable in full on, the related Variable Facility Termination Date.

       4. Application of Payments. If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness that is less than all amounts due and payable at such time, Lender may apply that payment to amounts then due and payable in any manner and in any order determined by Lender, in Lender's discretion. Borrower agrees that neither Lender's acceptance of a payment from Borrower in an amount that is less than all amounts then due and payable nor Lender's application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.

       5. Security. The Indebtedness is secured, among other things, by the Security Instruments described in the Master Agreement and reference is made to the Security Instruments for other rights of Lender concerning the collateral for the Indebtedness.

       6. Acceleration. If an Event of Default has occurred and is continuing, the entire unpaid principal balance, any accrued interest, the prepayment premium payable under Paragraph 10, if any, and all other amounts payable under this Note and any other Loan Document shall at once become due and payable, at the option of Lender, without any prior notice to Borrower. Lender may exercise this option to accelerate regardless of any prior forbearance.

       7. Late Charge. If any monthly amount payable under this Note or under the Security Instrument or any other Loan Document is not received by Lender within 10 days after the amount is due, Borrower shall pay to Lender, immediately and without demand by Lender, a late charge equal to 5 percent of such amount. Borrower acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the loan evidenced by this Note (the "Loan"), and that it is extremely difficult and impractical to determine those additional expenses. Borrower agrees that the late charge payable pursuant to this Paragraph represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional expenses Lender will incur by reason of such late payment. The late charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to Paragraph 8.

       8. Default Rate. So long as any monthly installment or any other payment due under this Note remains past due for 30 days or more, interest under this Note shall accrue on the unpaid principal balance from the earlier of the due date of the first unpaid monthly installment or other payment due, as applicable, at a rate (the "Default Rate") equal to the lesser of 4 percentage points above the rate stated in the first paragraph of this Note or the maximum interest rate which may be collected from Borrower under applicable law. If the unpaid principal balance and all accrued interest are not paid in full on the Maturity Date, the unpaid principal balance and all accrued interest shall bear interest from the Maturity Date at the Default Rate. Borrower also acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan, that, during the time that any monthly installment or payment under this Note is delinquent for more than 30 days, Lender will incur additional costs and expenses arising from its loss of the use of the money due and from the adverse impact on Lender's ability to meet its other obligations and to take advantage of other investment opportunities, and that it is extremely difficult and impractical to determine those additional costs and expenses. Borrower also acknowledges that, during the time that any monthly installment or other payment due under this Note is delinquent for more than 30 days, Lender's risk of nonpayment of this Note will be materially increased and Lender is entitled to be compensated for such increased risk. Borrower agrees that the increase in the rate of interest payable under this Note to the Default Rate represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional costs and expenses Lender will incur by reason of Borrower's delinquent payment and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a delinquent loan.

       9.     Limits on Personal Liability.

       The provisions of Article 15 of the Master Agreement (entitled "Limits on Personal Liability") are hereby incorporated into this Note by this reference to the fullest extent as if the text of such Article were set forth in its entirety herein.

       10.    Voluntary and Involuntary Prepayments.

              Pursuant to the terms of the Master Agreement, Borrower shall pay the entire amount of the Discount on any Variable Advance in advance. Accordingly, any Variable Advance may be prepaid in whole or in part and at any time without penalty. Borrower shall give Lender five Business Days advance notice of any prepayment.

       11. Costs and Expenses. Borrower shall pay on demand all reasonable expenses and costs, including reasonable fees and out-of-pocket expenses of attorneys and expert witnesses and costs of investigation, incurred by Lender as a result of any default under this Note or in connection with efforts to collect any amount due under this Note, or to enforce the provisions of any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

       12. Forbearance. Any forbearance by Lender in exercising any right or remedy under this Note, the Security Instrument, or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Lender of any payment after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender's right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Lender of any security for Borrower's obligations under this Note shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right or remedy available to Lender.

       13. Waivers. Except as expressly provided in the Master Agreement, presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting the Indebtedness are waived by Borrower and all endorsers and guarantors of this Note and all other third party obligors.

       14. Loan Charges. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower in connection with the Loan is interpreted so that any interest or other charge provided for in any Loan Document, whether considered separately or together with other charges provided for in any other Loan Document, violates that law, and Borrower is entitled to the benefit of that law, that interest or charge is hereby reduced to the extent necessary to eliminate that violation. Borrower agrees to an effective rate of interest that is the stated rate of interest plus any additional rate of interest resulting from any other charges or fees that are to be paid by Borrower to Lender that may be found by a court of competent jurisdiction to be interest. The amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the unpaid principal balance of this Note. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness that constitutes interest, as well as all other charges made in connection with the Indebtedness that constitute interest, shall be deemed to be allocated and spread ratably over the stated term of the Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of the Note.

       15. Commercial Purpose. Borrower represents that the Indebtedness is being incurred by Borrower solely for the purpose of carrying on a business or commercial enterprise, and not for personal, family or household purposes.

       16. Counting of Days. Except where otherwise specifically provided, any reference in this Note to a period of "days" means calendar days, not Business Days.

       17. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. The provisions of Section 17.06 of the Master Agreement (entitled "Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial") are hereby incorporated into this Note by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein.

       18. Captions. The captions of the paragraphs of this Note are for convenience only and shall be disregarded in construing this Note.

       19. Notices. All notices, demands and other communications required or permitted to be given by Lender to Borrower pursuant to this Note shall be given in accordance with Section 17.08 of the Master Agreement.

       20. Cross-Default with Master Agreement. The occurrence of an Event of Default under the Master Agreement shall constitute an "Event of Default" under this Note, and, accordingly, upon the occurrence of an Event of Default under the Master Agreement, the entire principal amount outstanding hereunder and accrued interest thereon shall at once become due and payable, at the option of the holder hereof.

       21. Advance Confirmation Instruments; Accounting for Variable Advances. The terms of the Master Agreement and this Note govern the repayment, and all other terms relating to each Variable Advance. However, Borrower shall execute an Advance Confirmation Instrument to create a physical instrument evidencing the Variable Advance. The Advance Confirmation Instrument for a Variable Advance executed by Borrower in accordance with Section 2.02 of the Master Agreement shall set forth the amount, term, Discount, Closing Date and certain other terms of the Variable Advance. The Advance Confirmation Instrument shall conclusively establish each of the terms described in the preceding sentence, absent manifest error. The Variable Advance evidenced by the Advance Confirmation Instrument does not represent a separate indebtedness from that evidenced by this Note. In making proof of this Note, no other documents other than this Note shall be required. In making proof of the amount and terms of the outstanding Variable Advances under this Note, this Note, the Advance Confirmation Instruments for the Variable Advances, and Lender's records concerning payments made by Borrower under this Note, shall be conclusive evidence of the terms and outstanding amounts of each Variable Advance, absent manifest error.

       23. Priority of Advances. Each Variable Advance under this Note shall be evidenced by an Advance Confirmation Instrument, and the lien of each Security Document executed by Borrower from time to time to secure this Note, shall secure each separate Advance (and the lien of each Security Instrument and other Security Document executed by Borrower to secure its obligations under the Loan Documents) to the same extent and with the same effect as if the Advance had been made (and any guaranty obligation had been incurred) on the date on which (i) with respect to each other Security Instrument, the Security Instrument is recorded in the land records of the jurisdiction in which the real property covered by the Security Instrument is located, or (ii) with respect to each other Security Document, the date on which the Security Document is executed and delivered to Lender.

       IN WITNESS WHEREOF, Borrower has signed and delivered this Note under seal or has caused this Note to be signed and delivered under seal by its duly authorized representative. Borrower intends that this Note shall be deemed to be signed and delivered as a sealed instrument.

                                     BORROWER:

                                     BRE-FMCF, LLC, a Delaware limited liability company

                                     By:    BRE Properties, Inc., a Maryland
                                            corporation, its sole member


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

       Pay to the order of ________________________________________, without recourse.

                                     PRUDENTIAL MULTIFAMILY MORTGAGE, INC., a
                                     Delaware corporation


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                  ------------------------------

                  EXHIBIT D TO MASTER CREDIT FACILITY AGREEMENT

                             [INTENTIONALLY OMITTED]

                 EXHIBIT E TO MASTER CREDIT FACILITY AGREEMENT

                             [INTENTIONALLY OMITTED]

                  EXHIBIT F TO MASTER CREDIT FACILITY AGREEMENT

                             COMPLIANCE CERTIFICATE

       The undersigned ("Borrower") hereby certify to PRUDENTIAL MULTIFAMILY MORTGAGE, INC., a Delaware corporation ("Lender") and Fannie Mae as follows:

       Section 1. Master Agreement. Borrower is a party to that certain Master Credit Facility Agreement, dated as of May 2, 2003 by and between Borrower and Lender (as amended from time to time, the "Master Agreement"). The rights of Lender under the Master Agreement have been assigned to Fannie Mae. This Certificate is issued pursuant to the terms of the Master Agreement.

       Section 2. Satisfaction of Conditions. Borrower hereby represents, warrants and covenants to Lender that all conditions to the Request with respect to which this Certificate is issued have been satisfied.

       Section 3. Capitalized Terms. All capitalized terms used but not defined in this Certificate shall have the meanings ascribed to such terms in the Master Agreement.

Dated:
       --------------

                                     BORROWER:

                                     BRE-FMCF, LLC, a Delaware limited liability company

                                     By:    BRE Properties, Inc., a Maryland
                                            corporation, its sole member


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                 EXHIBIT G-1 TO MASTER CREDIT FACILITY AGREEMENT

                           ORGANIZATIONAL CERTIFICATE
                                    (FOR LLC)

       I, the undersigned, _______________, hereby certify as follows:

       Section 1. Position. I am the __________________ of BRE PROPERTIES, INC., a Maryland corporation, the sole member of BRE-FMCF, LLC, a Delaware limited liability company ("Borrower"), and I am authorized to deliver this Certificate on behalf of Borrower.

       Section 2. Master Agreement. Borrower entered into that certain Master Credit Facility Agreement, dated as of May 2, 2003, by and between Borrower and PRUDENTIAL MULTIFAMILY MORTGAGE, INC., a Delaware corporation ("Lender"), and others (as amended from time to time, the "Master Agreement"). The rights of Lender under the Master Agreement have been assigned to Fannie Mae. This Certificate is issued pursuant to the terms of the Master Agreement.

       Section 3. Due Authorization of Request. I hereby certify that no action by the members of Borrower is necessary to duly authorize the execution and delivery of, and the consummation of the transaction contemplated by the Request with respect to which this Certificate is delivered, or, if necessary, that attached as Exhibit A to this Certificate is a true copy of resolutions duly adopted at a meeting of the board of directors, partners or members, as the case may be, or written consent in lieu thereof, that authorize the action. Any such resolutions are in full force and effect and are unmodified as of the date of this Certificate.

       Section 4. No Changes. Since the date of the most recent Organizational Certificate delivered to Lender, or, if there are none, since the date of the Master Agreement, there have been no changes in any of the Organizational Documents of Borrower, except as set forth in Exhibit B to this Certificate, and Borrower remains in good standing or are duly qualified in the jurisdictions in which it is required to be in good standing or duly qualified under the terms of the Master Agreement.

      [Section 5. Incumbency Certificate. One or more of the persons authorized to execute and deliver any documents required to be delivered in connection with the Request are set forth on the attached Schedule. USE ONLY FOR INITIAL ADVANCE AND REQUESTS INVOLVING NEW BORROWER OR IF BORROWER NEEDS TO CHANGE AUTHORIZED PERSONS.]

       Section 6. Capitalized Terms. All capitalized terms used but not defined in this Certificate shall have the meanings ascribed to such terms in the Master Agreement.

Dated:
       --------------

            [The rest of this page has been intentionally left blank.]

                                                                           G-1-1

                                     BORROWER:

                                     BRE-FMCF, LLC, a Delaware limited liability company

                                     By:    BRE Properties, Inc., a Maryland
                                            corporation, its sole member


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                 EXHIBIT G-2 TO MASTER CREDIT FACILITY AGREEMENT

                           ORGANIZATIONAL CERTIFICATE
                                   (Guarantor)

       I, the undersigned, _______________, hereby certify as follows:

       Section 1. Position. I am the ____________________ of BRE PROPERTIES, INC., a Maryland corporation ("Guarantor"), and I am authorized to deliver this Certificate on behalf of Guarantor.

       Section 2. Guaranty. Guarantor entered into that certain Guaranty, dated as of May 2, 2003, by and between Guarantor and PRUDENTIAL MULTIFAMILY MORTGAGE, INC., a Delaware corporation ("Lender") (as amended from time to time, the "Guaranty"). The rights of Lender under the Guaranty have been assigned to Fannie Mae. This Certificate is issued pursuant to the terms of the Guaranty.

       Section 3. Due Authorization of Request. I hereby certify that no action by the shareholders of Guarantor is necessary to duly authorize the execution and delivery of, and the consummation of the transaction contemplated by the Request with respect to which this Certificate is delivered, or, if necessary, that attached as Exhibit A to this Certificate is a true copy of resolutions duly adopted at a meeting of the board of directors, partners or members, as the case may be, or written consent in lieu thereof, that authorize the action. Any such resolutions are in full force and effect and are unmodified as of the date of this Certificate.

       Section 4. No Changes. Since the date of the most recent Organizational Certificate delivered to Lender, or, if there are none, since the date of the Guaranty, there have been no changes in any of the Organizational Documents of Guarantor, except as set forth in Exhibit B to this Certificate, and Guarantor remains in good standing or are duly qualified in the jurisdictions in which it is required to be in good standing or duly qualified under the terms of the Guaranty.

      [Section 5.    Incumbency Certificate. One or more of the persons
authorized to execute and deliver any documents required to be delivered in connection with the Request are set forth on the attached Schedule. USE ONLY FOR INITIAL ADVANCE AND IF GUARANTOR NEEDS TO CHANGE AUTHORIZED PERSONS.]

       Section 6. Capitalized Terms. All capitalized terms used but not defined in this Certificate shall have the meanings ascribed to such terms in the Master Credit Facility Agreement between ______________________ and Prudential Multifamily Mortgage, Inc. dated as of May 2, 2003.

Dated:
       --------------

                                                                           G-2-1

                                          GUARANTOR:

                                          BRE PROPERTIES, INC., a Maryland
                                          corporation


                                          By:
                                             -----------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------

                                                                           G-2-2

                  EXHIBIT H TO MASTER CREDIT FACILITY AGREEMENT

                               CONVERSION REQUEST

       THE MASTER AGREEMENT REQUIRES THERE TO OCCUR AT A CLOSING TO BE HELD AT OFFICES DESIGNATED BY YOU ON A CLOSING DATE SELECTED BY YOU, AND OCCURRING WITHIN 30 BUSINESS DAYS AFTER YOUR RECEIPT OF THE CONVERSION REQUEST (OR ON SUCH OTHER DATE TO WHICH WE MAY AGREE), AS LONG AS NONE OF THE LIMITATIONS CONTAINED IN SECTION 1.09 OF THE MASTER AGREEMENT IS VIOLATED, AND ALL CONDITIONS CONTAINED IN SECTION 1.10 OF THE MASTER AGREEMENT ARE SATISFIED.

--------------------, ------

VIA: _______________________

Prudential Multifamily Mortgage, Inc.
c/o Prudential Asset Resources
2200 Ross Avenue
Suite 4200E
Dallas, Texas 75201
Attn:    Director of Servicing

[Note: Subject to change in the event Lender or its address changes]

Re: CONVERSION REQUEST issued pursuant to Master Credit Facility Agreement, dated as of May 2, 2003, by and between the undersigned ("Borrower") and Lender (as amended from time to time, the "Master Agreement").

Ladies and Gentlemen:

This constitutes a Conversion Request pursuant to the terms of the above-referenced Master Agreement.

       Section 1. Request. Borrower hereby requests that there occur a conversion of all or a portion of the Variable Facility Commitment to the Fixed Facility Commitment in accordance with the terms of the Master Agreement. Following is the information required by the Master Agreement with respect to this Request:

              (a) Designation of Amount of Conversion. The amount of the conversion shall be $_________________________.

              (b) Prepayment of Variable Advances. (If necessary) The Variable Advances Outstanding which will be prepaid on the Closing Date for the conversion are as follows:

       Closing Date of Variable Advance: ________________________________

       Maturity Date of Variable Advance:_________________________________

       Amount of Advance:________________________________

       (Note: Any Fixed Advances made in conjunction with a conversion of all or a portion of the Variable Facility Commitment to the Fixed Facility Commitment must be accompanied by an Advance Request and shall be reviewed in accordance with the terms of the Master Agreement.)

              (c) Accompanying Documents. All documents, instruments and certificates required to be delivered pursuant to the conditions contained in Section 1.10 of the Master Agreement, including (i) the Conversion Documents, as well as (ii) a Compliance Certificate and (iii) an Organizational Certificate will be delivered on or before the Closing Date.

              (d) Defeasance or Yield Maintenance. [For Fixed Advance only] Borrower requests the following with respect to prepayments of Fixed Advances, if applicable:

              [ ] Defeasance or

              [ ] Yield Maintenance.

       Section 2. Capitalized Terms. All capitalized terms used but not defined in this Request shall have the meanings ascribed to such terms in the Master Agreement.

Sincerely,

                                     BORROWER:

                                     BRE-FMCF, LLC, a Delaware limited liability company

                                     By:    BRE Properties, Inc., a Maryland
                                            corporation, its sole member


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                  EXHIBIT I TO MASTER CREDIT FACILITY AGREEMENT

              MASTER CREDIT FACILITY AGREEMENT CONVERSION AMENDMENT

       THIS ____ AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT (the "Amendment") is made as of the ____ day of _______________, _____, by and among
(i) BRE-FMCF, LLC, a Delaware limited liability company ("Borrower") and (ii) PRUDENTIAL MULTIFAMILY MORTGAGE, INC., a Delaware corporation ("Lender").

                                    RECITALS

       A. Borrower and Lender are parties to that certain Master Credit Facility Agreement, dated as of May 2, 2003 (as amended from time to time, the "Master Agreement").

       B. All of Lender's right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Master Credit Facility Agreement and Other Loan Documents, dated as of the same date as the Master Agreement (the "Assignment"). Fannie Mae has not assumed any of the obligations of Lender under the Master Agreement or the Loan Documents as a result of the Assignment. Fannie Mae has designated Lender as the servicer of the Advances contemplated by the Master Agreement.

       C. The parties are executing this Amendment pursuant to the Master Agreement to reflect a conversion of all or a portion of the Variable Facility Commitment to the Fixed Facility Commitment.

       NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:

       Section 1. Conversion. The Variable Facility Commitment shall be reduced by, and the Fixed Facility Commitment shall be increased by, $____________________, and the definitions of "Variable Facility Commitment" and "Fixed Facility Commitment" are hereby replaced in their entirety by the following new definitions:

              "Fixed Facility Commitment" means $_______________, plus such amount as Borrower may elect to add to the Fixed Facility Commitment in accordance with Article 4 and Section 1.09 and less such amount by which Borrower may elect to reduce the Fixed Facility Commitment in accordance with Article 5.

              "Variable Facility Commitment" means an aggregate amount of $____________________, which shall be evidenced by the Variable Facility
       Note in the form attached hereto as Exhibit C, plus such amount as Borrower may elect to add to the Variable Facility Commitment in accordance with Article 4, and less such amount as

       Borrower may elect to convert from the Variable Facility Commitment to the Fixed Facility Commitment in accordance with Section 1.08 and less such amount by which Borrower may elect to reduce the Variable Facility Commitment in accordance with Article 5.

       Section 2. Capitalized Terms. All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.

       Section 3. Full Force and Effect. Except as expressly modified by this Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.

       Section 4. Counterparts. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

       Section 5. Governing Law; Consent to Jurisdiction and Venue; WAIVER OF TRIAL BY JURY. The provisions of Section 17.06 of the Master Agreement (entitled "Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial") are hereby incorporated into this Amendment by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein.

                  [Remainder of page intentionally left blank]

       IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an instrument under seal as of the day and year first above written.

                                     BORROWER:

                                     BRE-FMCF, LLC, a Delaware limited liability company

                                     By:    BRE Properties, Inc., a Maryland
                                            corporation, its sole member


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                     PRUDENTIAL MULTIFAMILY MORTGAGE,
                                     INC., a Delaware corporation


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                  EXHIBIT J TO MASTER CREDIT FACILITY AGREEMENT

                                    RATE FORM

       Pursuant to Section 2.01(b) of that certain Master Credit Facility Agreement dated as of May 2, 2003 (as amended from time to time, the "Master Agreement") by and among PRUDENTIAL MULTIFAMILY MORTGAGE, INC., a Delaware corporation ("Lender"), the undersigned (the "Borrower"), Borrower hereby requests that Lender issue to it an advance with the following terms:

       Designation of Advance             _____ Fixed Advance

       (Check One)                        _____ Variable Advance

       FOR VARIABLE ADVANCE ONLY:

            Proposed MBS Imputed Interest Rate  ________ %

            Advance Amount                      $______________________

            Term                                _______ months

            MBS Issue Date                      _______________, _______

            Variable Facility Fee               _______________________ bps

            Maximum Annual Coupon Rate          ________ %

            Discount                            ________ %

            Price                               $______________________

            Breakage Fee Deposit                $______________________

            Closing Date no later than          _______________, _______

       FOR FIXED ADVANCE ONLY:

            Proposed Pass-Through Rate          ________ %

            Advance Amount                      $______________________

            Term                                _______ months

            MBS Issue Date                      _______________, _______

            Fixed Facility Fee                  _______________________bps

            Maximum Annual Coupon Rate          ________ %

            Amortization Period                 _______________________

            Closing Date no later than          _______________, _______

       Lender will provide Borrower with written confirmation when and if it has obtained a commitment for the purchase of a Fannie Mae MBS having the characteristics described above at a price between 99-1/2 and 100-1/2 or better. In the event that the lowest available Coupon Rate is greater than that specified above, Lender will not proceed without the prior written authorization of Borrower.

       Borrower certifies that all conditions contained in Article 2 of the Master Agreement that are required to be satisfied will be satisfied on or before the Closing Date.

       Defined terms used herein shall have the same meaning as set forth in the Master Agreement.

Dated: ____________________, ____

                                     BORROWER:

                                     BRE-FMCF, LLC, a Delaware limited liability company

                                     By:    BRE Properties, Inc., a Maryland
                                            corporation, its sole member


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

       Pursuant to Section 2.01(c) of the Master Agreement, Lender hereby confirms that it has obtained a commitment for the purchase of a Fannie Mae MBS in conformance with the terms noted above except for the following: .

Dated:  ________________________

                                     PRUDENTIAL MULTIFAMILY MORTGAGE,
                                     INC., a Delaware corporation


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

Rate Setting Date: ____________________, ______, ___:___ AM/PM Eastern Time

                  EXHIBIT K TO MASTER CREDIT FACILITY AGREEMENT

                         ADVANCE CONFIRMATION INSTRUMENT

       THIS ADVANCE CONFIRMATION INSTRUMENT (the "Advance Confirmation Instrument") is made as of the ____ day of _______________, _____, by BRE-FMCF, LLC, a Delaware limited liability company ("Borrower") for the benefit of PRUDENTIAL MULTIFAMILY MORTGAGE, INC., a Delaware corporation ("Lender").

                                    RECITALS

       A. Borrower and Lender are parties to that certain Master Credit Facility Agreement, dated as of May 2, 2003 (as amended from time to time, the "Master Agreement").

       B. All of Lender's right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Master Credit Facility Agreement and Other Loan Documents, dated as of the same date as the Master Agreement (the "Assignment"). Fannie Mae has not assumed any of the obligations of Lender under the Master Agreement or the Loan Documents as a result of the Assignment. Fannie Mae has designated Lender as the servicer of the Advances contemplated by the Master Agreement.

       C. In accordance with this Advance Confirmation Instrument and the Master Agreement, Lender is making a Variable Advance to Borrower.

       D. Borrower is executing this Advance Confirmation Instrument pursuant to the Master Agreement to confirm certain terms of the Master Agreement and that certain Multifamily Variable Facility Note dated the same date as the Master Agreement in the original principal amount of $_________________ (as amended from time to time, the "Variable Facility Note") relating to the Variable Advance, and Borrower's obligation to repay the Advance in accordance with the terms of the Variable Facility Note and this Advance Confirmation Instrument.

       NOW, THEREFORE, Borrower, in consideration of Lender's making of the Variable Advance, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:

       Section 1. Confirmation of Advance and Terms of Advance. Borrower hereby confirms the following terms of the Variable Advance, and confirms and agrees that it shall repay the Advance to Lender in accordance with the terms of the Variable Facility Note and the Master Agreement:

       Advance Amount                           $_______________________

       Term                                     _______ months

       MBS Issue Date                           _________________, ______

       MBS Imputed Interest Rate                _______ %

       Variable Facility Fee                    $_______________________

       Coupon Rate                              _______ %

       Discount                                 _______ %

       Price                                    $_______________________

       Closing Date                             _______________, ________

       Section 2. Beneficiaries. This Advance Confirmation Instrument is made for the express benefit of Lender.

       Section 3. Purpose. The terms of the Master Agreement and the Variable Facility Note govern the repayment, and all other terms relating to the Variable Advance. However, this Advance Confirmation Instrument has been executed to create a physical instrument evidencing the above-described Advance under the Variable Facility Note. The Variable Advance evidenced by this Advance Confirmation Instrument does not represent a separate indebtedness from that evidenced by the Variable Facility Note.

       Section 4. Effectiveness of Advance Confirmation Instrument. This Advance Confirmation Instrument will not be effective until Lender funds the Variable Advance, at which time Lender shall note the date of such funding by completing the date block at the foot of this Advance Confirmation Instrument, and executing this Advance Confirmation Instrument below such date block, and such completion shall be binding on Borrower, absent manifest error.

       Section 5. Capitalized Terms. All capitalized terms used in this Advance Confirmation Instrument which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.

       Section 6. Counterparts. This Advance Confirmation Instrument may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

       Section 7. Governing Law; Consent to Jurisdiction and Venue; WAIVER OF TRIAL BY JURY. The provisions of Section 17.06 of the Master Agreement (entitled "Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial") are hereby incorporated into this Advance Confirmation Agreement by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein.

       IN WITNESS WHEREOF, Borrower has executed this Advance Confirmation Instrument as an instrument under seal as of the day and year first above written.

                                     BORROWER:

                                     BRE-FMCF, LLC, a Delaware limited liability company

                                     By:    BRE Properties, Inc., a Maryland
                                            corporation, its sole member


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

Date of Funding:  _______________________, _______

                                     PRUDENTIAL MULTIFAMILY MORTGAGE,
                                     INC., a Delaware corporation


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                  EXHIBIT L TO MASTER CREDIT FACILITY AGREEMENT

                                 ADVANCE REQUEST

[SELECT THE APPROPRIATE LANGUAGE:]

[INITIAL ADVANCE:

THE MASTER AGREEMENT REQUIRES YOU TO MAKE THE REQUESTED INITIAL ADVANCE, IF ALL CONDITIONS CONTAINED IN SECTION 2.04(a) OF THE MASTER AGREEMENT ARE SATISFIED, AT A CLOSING TO BE HELD ON THE INITIAL CLOSING DATE.]

[FUTURE ADVANCE:

THE MASTER AGREEMENT REQUIRES YOU TO MAKE THE REQUESTED FUTURE ADVANCE, IF ALL CONDITIONS CONTAINED IN SECTION 2.04(b) OF THE MASTER AGREEMENT ARE SATISFIED, AT A CLOSING TO BE HELD AT OFFICES DESIGNATED BY YOU ON A CLOSING DATE SELECTED BY YOU, WHICH DATE SHALL BE NOT MORE THAN THREE (3) BUSINESS DAYS AFTER OUR RECEIPT OF THE CONFIRMED RATE FORM (OR ON SUCH OTHER DATE AS WE MAY AGREE). LENDER RESERVES THE RIGHT TO REQUIRE THAT WE POST A DEPOSIT AT THE TIME THE MBS COMMITMENT IS OBTAINED AS AN ADDITIONAL CONDITION TO YOUR OBLIGATION TO MAKE THE FUTURE ADVANCE.]

--------------------, ------

VIA: _______________________

Prudential Multifamily Mortgage, Inc.
c/o Prudential Asset Resources
2200 Ross Avenue
Suite 4200E
Dallas, Texas 75201
Attn:    Director of Servicing

[Note: Subject to change in the event Lender or its address changes]

Re: ADVANCE REQUEST issued pursuant to Master Credit Facility Agreement, dated as of May 2, 2003 by and between the undersigned ("Borrower"), and Lender (as amended from time to time, the "Master Agreement")

Ladies and Gentlemen:

This constitutes an Advance Request pursuant to the terms of the above-referenced Master Agreement.

       Section 1. Request. Borrower hereby requests that Lender make an Advance in accordance with the terms of the Master Agreement. Following is the information required by the Master Agreement with respect to this Request:

       (a) Amount. The amount of the [Initial] [Future] Advance shall be $_____________.

       (b)    Designation of Facility. The [Initial] [Future] Advance is a:
              [Check one]
              _____ Fixed Advance
              _____ Variable Advance

       (c)    Maturity Date. The Maturity Date of the Advance is as follows:
              _____________.

       (d) Amortization Period. [For Fixed Advance only] The principal of this Fixed Advance shall be amortized over a period of 30 years.

       (e) Accompanying Documents. All documents, instruments and certificates required to be delivered pursuant to the conditions contained in Section 2.04 of the Master Agreement, including (i) a confirmed Rate Form, (ii) an Advance Confirmation Instrument (for Variable Advances only), (iii) a Fixed Facility Note (for Fixed Advances only), (iv) a Compliance Certificate, and (v) an Organizational Certificate, will be delivered on or before the Closing Date.

       (e) Wiring Information. Please wire the Future Advance on or before the Closing Date into our account in accordance with the following wiring information:

                           -------------------------------------------

                           -------------------------------------------

                           -------------------------------------------

       Section 2. Available Commitment. The information contained in the following table is true, correct and complete, to the undersigned's knowledge. The undersigned acknowledges and agrees that the final determination of the information shall be made by Lender, in accordance with the terms of the Master Agreement.

Currently Available Fixed
Facility Commitment             ------------------------------------------------

Currently Available Variable
Facility Commitment             ------------------------------------------------

Proposed Amount Drawn on Fixed
Facility Commitment             ------------------------------------------------

Remaining Fixed Facility
Commitment after Proposed Draw  ------------------------------------------------

Proposed Amount Drawn on
Variable Facility Commitment    ------------------------------------------------

Remaining Variable Facility
Commitment after Proposed Draw  ------------------------------------------------

       For these purposes, the terms

       (a) "Available Fixed Facility Commitment" means, at any time, the maximum amount of Fixed Facility Advances which could be issued and outstanding without causing: (i) the Aggregate Debt Service Coverage Ratio to be less than 1.35:1.0, or (ii) the Aggregate Loan to Value Ratio to be greater than 65%; and

       (b) "Available Variable Facility Commitment" means, at any time, the maximum amount of Variable Advances which could be issued and outstanding without causing: (i) the Aggregate Debt Service Coverage Ratio to be less than 1.35:1.0, or (ii) the Aggregate Loan to Value Ratio to be greater than 65%.

       Section 3. Capitalized Terms. All capitalized terms used but not defined in this Request shall have the meanings ascribed to such terms in the Master Agreement.

                  (Remainder of page intentionally left blank)

Sincerely,

                                  BORROWER:

                                  BRE-FMCF, LLC, a Delaware limited liability

                                  company

                                  By:       BRE Properties, Inc., a Maryland
                                            corporation, its sole member

                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                --------------------------------

                  EXHIBIT M TO MASTER CREDIT FACILITY AGREEMENT

                                     REQUEST
                               (Addition/Release)

--------------------, ------

VIA: _______________________

Prudential Multifamily Mortgage, Inc.
c/o Prudential Asset Resources
2200 Ross Avenue
Suite 4200E
Dallas, Texas 75201
Attn:    Director of Servicing
[Note: Subject to change in the event Lender or its address changes]

Re: REQUEST issued pursuant to Master Credit Facility Agreement, dated as of May 2, 2003, by and between the undersigned ("Borrower") and others (as amended from time to time, the "Master Agreement")

Ladies and Gentlemen:

This constitutes [an Addition] [a Release] Request pursuant to the terms of the above-referenced Master Agreement.

[SELECT APPROPRIATE SECTIONS]

       [Section 1.   Addition Request. Borrower hereby requests that the
Multifamily Residential Property described in this Request be added to the Collateral Pool in accordance with the terms of the Master Agreement. Following is the information required by the Master Agreement with respect to this
Request:

              (a) Property Description Package. Attached to this Request is the information and documents relating to the proposed Additional Mortgaged Property required by the DUS Guide;

              (b) Due Diligence Fees. Enclosed with this Request is a check in payment of all Additional Collateral Due Diligence Fees required to be submitted with this Request pursuant to Section 10.04(b) of the Master Agreement; and

              (c) Accompanying Documents. All reports, certificates and documents required to be delivered pursuant to the conditions contained in Section 3.02(c) of the Master Agreement will be delivered on or before the Closing Date.

       Section 2. Addition Fee. If Lender consents to the addition of the proposed Additional Mortgaged Property to the Collateral Pool, and Borrower elects to add the Additional Mortgaged Property to the Collateral Pool, Borrower shall pay the Addition Fee or Substitution Fee, as applicable, to Lender as one of the conditions to the closing of the Additional Mortgaged Property.]

       [Section 1.   Release Request. Borrower hereby requests that the Release
Property described in this Request be released from the Collateral Pool in accordance with the terms of the Master Agreement. Following is the information required by the Master Agreement with respect to this Request:

              (a) Description of Release Property. The name, address and location (county and state) of the Mortgaged Property, or other designation of the proposed Release Property is as follows:

              Name:    _____________________________________________

              Address: _____________________________________________

              Location:_____________________________________________

              (b) Accompanying Documents. All documents, instruments and certificates required to be delivered pursuant to the conditions contained in Section 3.04(b) of the Master Agreement will be delivered on or before the Closing Date.

       Section 2. Release Price and Release Fee. Borrower shall pay the Release Price and Release Fee as a condition to the closing of the release of the Release Property from the Collateral Pool.]

Sincerely,

                                  BORROWER:

                                  BRE-FMCF, LLC, a Delaware limited liability company

                                  By:       BRE Properties, Inc., a Maryland
                                            corporation, its sole member

                                           By:
                                              --------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------

                  EXHIBIT N TO MASTER CREDIT FACILITY AGREEMENT

                           CONFIRMATION OF OBLIGATIONS

       THIS CONFIRMATION OF OBLIGATIONS (the "Confirmation of Obligations") is made as of the ____ day of __________, ____, by and among BRE-FMCF, LLC, a Delaware limited liability company ("Borrower"), for the benefit of PRUDENTIAL MULTIFAMILY MORTGAGE, INC., a Delaware corporation ("Lender").

                                    RECITALS

       A. Borrower and Lender are parties to that certain Master Credit Facility Agreement, dated as of May 2, 2003 (as amended from time to time, the "Master Agreement").

       B. All of Lender's right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Master Credit Facility Agreement and other Loan Documents, dated as of the same date as the Master Agreement (the "Assignment"). Fannie Mae has not assumed any of the obligations of Lender under the Master Agreement or the Loan Documents as a result of the Assignment. Fannie Mae has designated Lender as the servicer of the Advances contemplated by the Master Agreement.

       C. Borrower has delivered to Lender a Release Request pursuant to the Master Agreement to release a Release Property from the Collateral Pool.

       D.     Lender has consented to the Release Request.

       E. The parties are executing this Confirmation of Obligations pursuant to the Master Agreement to confirm that each remains liable for all of its obligations under the Master Agreement and the other Loan Documents notwithstanding the release of the Release Property from the Collateral Pool.

       NOW, THEREFORE, Borrower, in consideration of Lender's consent to the release of the Release Property from the Collateral Pool and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:

       Section 1. Confirmation of Obligations. Borrower confirms that, except with respect to the Release Property, none of its respective obligations under the Master Agreement and the Loan Documents is affected by the release of the Release Property from the Collateral Pool, and each of its respective obligations under the Master Agreement and the Loan Documents shall remain in full force and effect, and it shall be fully liable for the observance of all such obligations, notwithstanding the release of the Release Property from the Collateral Pool.

       Section 2. Beneficiaries. This Confirmation of Obligations is made for the express benefit of both Lender and Fannie Mae.

       Section 3. Capitalized Terms. All capitalized terms used in this Confirmation of Obligations which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.

       Section 4. Counterparts. This Confirmation of Obligations may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

                  [Remainder of page intentionally left blank]

       IN WITNESS WHEREOF, the parties hereto have executed this Confirmation of Obligations as an instrument under seal as of the day and year first above written.

                                  BORROWER:

                                  BRE-FMCF, LLC, a Delaware limited liability

                                  company

                                  By:       BRE Properties, Inc., a Maryland
                                            corporation, its sole member

                                           By:
                                              -------------------------------

                                           Name:
                                                -----------------------------

                                           Title:
                                                 ----------------------------

                                  PRUDENTIAL MULTIFAMILY MORTGAGE,
                                  INC., a Delaware corporation

                                  By:
                                      ---------------------------------------

                                  Name:
                                       --------------------------------------

                                  Title:
                                         ------------------------------------

                  EXHIBIT O TO MASTER CREDIT FACILITY AGREEMENT

                                EXPANSION REQUEST

       THE MASTER AGREEMENT REQUIRES YOU TO PERMIT THE REQUESTED INCREASE IN THE COMMITMENT, AT A CLOSING TO BE HELD AT OFFICES DESIGNATED BY YOU ON A CLOSING DATE SELECTED BY YOU, AND OCCURRING WITHIN FIFTEEN (15) BUSINESS DAYS AFTER YOUR RECEIPT OF THE EXPANSION REQUEST (OR ON SUCH OTHER DATE AS WE AGREE), AS LONG AS ALL CONDITIONS CONTAINED IN SECTION 4.03 OF THE MASTER AGREEMENT ARE SATISFIED. REFERENCE IS MADE TO THE MASTER AGREEMENT FOR THE SCOPE OF LENDER'S OBLIGATIONS WITH RESPECT TO THIS REQUEST.

--------------------, ------

VIA: _______________________


Prudential Multifamily Mortgage, Inc.
c/o Prudential Asset Resources
2200 Ross Avenue
Suite 4200E
Dallas, Texas 75201
Attn:    Director of Servicing

[Note: Subject to change in the event Lender or its address changes]

Re: EXPANSION REQUEST issued pursuant to Master Credit Facility Agreement, dated as of May 2, 2003, by and between the undersigned ("Borrower") and Lender (as amended from time to time, the "Master Agreement")

Ladies and Gentlemen:

This constitutes an Expansion Request pursuant to the terms of the above-referenced Master Agreement.

       Section 1. Request. Borrower hereby requests an increase in the maximum credit commitment in accordance with the terms of the Master Agreement. Following is the information required by the Master Agreement with respect to this Request:

              (a) Amount of Increase. The amount of the increase in the maximum credit commitment and the amount of the increases in the Fixed Facility Commitment or the Variable Facility Commitment are as follows:

                                                                                       RESULTING AMOUNT OF
                 NAME                                  INCREASE                             COMMITMENT
---------------------------------------- ------------------------------------- -------------------------------------
MAXIMUM CREDIT
COMMITMENT:
---------------------------------------- ------------------------------------- -------------------------------------
FIXED FACILITY
COMMITMENT:
---------------------------------------- ------------------------------------- -------------------------------------
VARIABLE FACILITY
COMMITMENT:
---------------------------------------- ------------------------------------- -------------------------------------

[Note: Section 4.01 of the Master Agreement limits the maximum amount of increase in the Commitment to $250,000,000 and the increase in the Commitment must be in the minimum amount of $10,000,000.00.]

              (b) Geographical Diversification Requirements. Borrower hereby requests that Lender inform Borrower of any change in the Geographical Diversification Requirements.

              (c) Accompanying Documents. All documents, instruments and certificates required to be delivered pursuant to the conditions contained in Section 4.03 of the Master Agreement will be delivered on or before the Closing Date.

              (d) Defeasance or Yield Maintenance. [For Fixed Advance only] Borrower requests the following with respect to prepayments of Fixed Advances, if applicable:

              [  ]   Defeasance or

              [  ]   Yield Maintenance.

       Section 2. Capitalized Terms. All capitalized terms used but not defined in this Request shall have the meanings ascribed to such terms in the Master Agreement.

Sincerely,

                                  BORROWER:

                                  BRE-FMCF, LLC, a Delaware limited liability company

                                  By:       BRE Properties, Inc., a Maryland
                                            corporation, its sole member

                                           By:
                                              -------------------------------

                                           Name:
                                                -----------------------------

                                           Title:
                                                 ----------------------------

                  EXHIBIT P TO MASTER CREDIT FACILITY AGREEMENT

                          FACILITY TERMINATION REQUEST

       THE MASTER AGREEMENT REQUIRES YOU TO PERMIT THE [VARIABLE] [FIXED] FACILITY COMMITMENT TO BE REDUCED TO THE AMOUNT DESIGNATED BY US, AT A CLOSING TO BE HELD AT OFFICES DESIGNATED BY YOU ON A CLOSING DATE SELECTED BY YOU, WITHIN FIFTEEN (15) BUSINESS DAYS AFTER THE YOUR RECEIPT OF THE FACILITY TERMINATION REQUEST (OR ON SUCH OTHER DATE AS WE MAY AGREE), IF ALL CONDITIONS CONTAINED IN SECTION 5.02(b) ARE SATISFIED. REFERENCE IS MADE TO THE MASTER AGREEMENT FOR THE SCOPE OF LENDER'S OBLIGATIONS WITH RESPECT TO THIS REQUEST.

--------------------, ------

VIA: _______________________

Prudential Multifamily Mortgage, Inc.
c/o Prudential Asset Resources
2200 Ross Avenue
Suite 4200E
Dallas, Texas 75201
Attn:    Director of Servicing

[Note: Subject to change in the event Lender or its address changes]

Re: FACILITY TERMINATION REQUEST issued pursuant to Master Credit Facility Agreement, dated as of May 2, 2003, by and between the undersigned ("Borrower") and Lender (as amended from time to time, the "Master Agreement")

Ladies and Gentlemen:

This constitutes a Facility Termination Request pursuant to the terms of the above-referenced Master Agreement.

       Section 1. Request. Borrower hereby requests a permanent reduction in the amount of the [Variable] [Fixed] Facility Commitment in accordance with the terms of the Master Agreement. Following is the information required by the Master Agreement with respect to this Request:

              (a) Amount of Reduction. The amount of the permanent reduction in the [Variable] [Fixed] Facility Commitment is as follows:

       Amount of Reduction:               $
                                             -----------------------------------

       Resulting Amount of
       [Variable] [Fixed] Facility:       $
                                             -----------------------------------

       [If in connection with a reduction of the Variable Facility Commitment to $0 - Borrower elects to permanently relinquish its right to increase the amount of the Variable Facility Commitment during the Term of the Commitment, thereby causing the Recourse Termination Date to occur]
       Yes ___ No ___

              (b) Required Prepayments. Following are any [Variable] [Fixed] Advances that shall be prepaid in connection with the permanent reduction in the [Variable] [Fixed] Facility:

       Closing Date of Advance:   _____________________________________

       Maturity Date of Advance:  _____________________________________

       Amount of Advance:         _____________________________________

              (c) Accompanying Documents. All documents, instruments and certificates required to be delivered pursuant to the conditions contained in Section 5.02(b) of the Master Agreement will be delivered on or before the Closing Date.

       Section 2. Prepayments and Termination Fee. Borrower shall pay the required amount of the prepayment for any [Variable] [Fixed] Advances required to be prepaid, and the required amount of the Facility Termination Fee, pursuant to the terms of Section 6.09 of the Master Agreement, as conditions to the permanent reduction in the [Variable] [Fixed] Facility Commitment.

       Section 3. Capitalized Terms. All capitalized terms used but not defined in this Request shall have the meanings ascribed to such terms in the Master Agreement.

Sincerely,
                                  BORROWER:

                                  BRE-FMCF, LLC, a Delaware limited liability company

                                  By:       BRE Properties, Inc., a Maryland
                                            corporation, its sole member

                                           By:
                                              -------------------------------

                                           Name:
                                                -----------------------------

                                           Title:
                                                 ----------------------------

                  EXHIBIT Q TO MASTER CREDIT FACILITY AGREEMENT

                  AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT

       THIS ____ AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT (the "Amendment") is made as of the ____ day of _______________, _____, by and between (i) BRE-FMCF, LLC, a Delaware limited liability company ("Borrower") and (ii) PRUDENTIAL MULTIFAMILY MORTGAGE, INC., a Delaware corporation ("Lender").

                                    RECITALS

       A. Borrower and Lender are parties to that certain Master Credit Facility Agreement, dated as of May 2, 2003 (as amended from time to time, the "Master Agreement").

       B. All of Lender's right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Master Credit Facility Agreement and other Loan Documents, dated as of the same date as the Master Agreement (the "Assignment"). Fannie Mae has not assumed any of the obligations of Lender under the Master Agreement or the Loan Documents as a result of the Assignment. Fannie Mae has designated Lender as the servicer of the Advances contemplated by the Master Agreement.

       C. The parties are executing this Amendment pursuant to the Master Agreement to reflect a permanent reduction of all or a portion of the [Variable] [Fixed] Facility Commitment.

       NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:

       Section 1. Reduction of [Variable] [Fixed] Facility Commitment. The [Variable] [Fixed] Facility Commitment shall be reduced by $____________________, and the definition of "[Variable] [Fixed] Facility Commitment" is hereby replaced in its entirety by the following new definition:

              ["Variable Facility Commitment" means an aggregate amount of $____________________, which shall be evidenced by the Variable Facility
       Note in the form attached hereto as Exhibit C, plus such amount as Borrower may elect to add to the Variable Facility Commitment in accordance with Article 4, and less such amount as Borrower may elect to convert from the Variable Facility Commitment to the Fixed Facility Commitment in accordance with Section 1.08 and less such amount by which Borrower may elect to reduce the Variable Facility Commitment in accordance with Article 5.]

              ["Fixed Facility Commitment" means $_______________, plus such amount as Borrower may elect to add to the Fixed Facility Commitment in accordance with Article 4 and Section 1.08 and less such amount by which Borrower may elect to reduce the Fixed Facility Commitment in accordance with Article 5.]

       Section 2. Capitalized Terms. All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.

       Section 3. Full Force and Effect. Except as expressly modified by this Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.

       Section 4. Counterparts. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

                  [Remainder of page intentionally left blank]

       IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an instrument under seal as of the day and year first above written.

                                  BORROWER:

                                  BRE-FMCF, LLC, a Delaware limited liability

                                  company

                                  By:       BRE Properties, Inc., a Maryland
                                            corporation, its sole member

                                           By:
                                              -------------------------------

                                           Name:
                                                -----------------------------

                                           Title:
                                                 ----------------------------

                                  PRUDENTIAL MULTIFAMILY MORTGAGE,
                                  INC., a Delaware corporation

                                  By:
                                      ---------------------------------------

                                  Name:
                                       --------------------------------------

                                  Title:
                                           ----------------------------------

                  EXHIBIT R TO MASTER CREDIT FACILITY AGREEMENT

                       CREDIT FACILITY TERMINATION REQUEST

       THE MASTER AGREEMENT THAT THIS AGREEMENT SHALL TERMINATE, AND YOU SHALL CAUSE ALL OF THE COLLATERAL TO BE RELEASED FROM THE COLLATERAL POOL, AT A CLOSING TO BE HELD AT OFFICES DESIGNATED BY YOU ON A CLOSING DATE SELECTED BY YOU, WITHIN 30 BUSINESS DAYS AFTER THE YOUR RECEIPT OF THE CREDIT FACILITY TERMINATION REQUEST (OR ON SUCH OTHER DATE AS WE MAY AGREE), AS LONG AS ALL CONDITIONS CONTAINED IN SECTION 5.04(b) OF THE MASTER AGREEMENT ARE SATISFIED. REFERENCE IS MADE TO THE MASTER AGREEMENT FOR THE SCOPE OF LENDER'S OBLIGATIONS WITH RESPECT TO THIS REQUEST.

--------------------, ---

VIA: ______________________

Prudential Multifamily Mortgage, Inc.
c/o Prudential Asset Resources
2200 Ross Avenue
Suite 4200E
Dallas, Texas 75201
Attn:    Director of Servicing

[Note: Subject to change in the event Lender or its address changes]

Re: CREDIT FACILITY TERMINATION REQUEST issued pursuant to Master Credit Facility Agreement, dated as of May 2, 2003, by and among the undersigned ("Borrower") and Lender (as amended from time to time, the "Master Agreement")

Ladies and Gentlemen:

This constitutes a Credit Facility Termination Request pursuant to the terms of the above-referenced Master Agreement.

       Section 1. Request. Borrower hereby requests a termination of the Master Agreement and the Credit Facility in accordance with the terms of the Master Agreement. All documents, instruments and certificates required to be delivered pursuant to the conditions contained in Section 5.04(b) of the Master Agreement will be delivered on or before the Closing Date.

       Section 2. Prepayments, Release Fees and Termination Fee. Borrower shall pay in full all Notes Outstanding, and the required amount of the Release Fees and the required

Credit Facility Termination Fee as a condition to the termination of the Master Agreement and the Credit Facility.

       Section 3. Capitalized Terms. All capitalized terms used but not defined in this Request shall have the meanings ascribed to such terms in the Master Agreement.

Sincerely,

                                  BORROWER:

                                  BRE-FMCF, LLC, a Delaware limited liability

                                  company

                                  By:       BRE Properties, Inc., a Maryland
                                            corporation, its sole member

                                           By:
                                              -------------------------------

                                           Name:
                                                -----------------------------

                                           Title:
                                                 ----------------------------

                  EXHIBIT S TO MASTER CREDIT FACILITY AGREEMENT

                                    GUARANTY

              This Guaranty (the "Guaranty") is made and entered into as of the 2nd day of May, 2003 by BRE PROPERTIES, INC., a Maryland corporation (the "Guarantor"), for the benefit of PRUDENTIAL MULTIFAMILY MORTGAGE, INC., a Delaware corporation ("Lender").

                                    RECITALS

       A. Lender has agreed to execute that certain Master Credit Facility Agreement, dated as of May 2, 2003 (as amended from time to time, the "Master Agreement"), pursuant to which, inter alia, Lender has agreed, subject to the terms, conditions and limitations of the Master Agreement, to loan to the borrower signatory thereto (the "Borrower") from time to time Advances (each, an "Advance" and, collectively, the "Advances") to be evidenced by the Note.

       B. The repayment of the Advances and all of the other obligations of the Borrower under the Master Agreement or the other Loan Documents are guaranteed by this Guaranty to the extent of the Borrower's personal liability as provided in Article 15 of the Master Agreement.

       C. Guarantor owns, directly or indirectly, an ownership interest in the Borrower and will receive a direct and material benefit from the Advances to the Borrower.

       D. Lender is willing to make the Advances to the Borrower only if Guarantor agrees to enter into this Guaranty.

       NOW, THEREFORE, in order to induce Lender to make the Advances to Borrower, and in consideration thereof, Guarantor hereby agrees as follows:

       Section 1. Definitions. All capitalized terms used but not defined in this Guaranty shall have the meanings ascribed to such terms in the Master Agreement.

       Section 2. Guaranty of Payment. Guarantor irrevocably, absolutely and unconditionally guarantees to Lender the due and punctual payment of all amounts for which Borrower is personally liable under Article 15 of the Master Agreement (the "Guaranteed Obligations").

This Guaranty shall be an unconditional guaranty of payment and performance and not of collection, and is in no way conditioned upon any attempt by Lender to pursue or exhaust any remedy against Borrower. This Guaranty is a continuing guaranty which shall remain in full force and effect until all of the Guaranteed Obligations have been paid and performed in full; and Guarantor shall not be released from any obligations to Lender under this Guaranty as long as any amount payable by the Borrower to Lender, or any obligation by the Borrower, under the Loan Documents is not performed, satisfied, settled or paid in full.

       Section 3. Form of Payment. All payments under this Guaranty shall be made to Lender in immediately available funds, without reduction by any recoupment, set-off, counterclaim or cross-claim against Lender.

       Section 4. Guarantor's Obligations are Absolute. The obligations of Guarantor under this Guaranty shall be absolute and unconditional, shall not be subject to any counterclaim, set-off, recoupment, deduction, or defense (other than the defense of payment) based upon any claim Guarantor may have against Lender or Borrower and shall remain in full force and effect without regard to, and shall not be released, discharged or terminated or in any other way affected by, any circumstance or condition (whether or not Guarantor shall have any knowledge or notice thereof), including, without limitation:

       (a) any amendment or modification of, or extension of time for payment of any of the principal of, interest on or other amounts payable under the Loan Documents;

       (b) any exercise or non-exercise by Lender of any right, power or remedy under or in respect of the Loan Documents, or any waiver, consent, forbearance, indulgence or other action, inaction or omission by Lender under or in respect of the Loan Documents;

       (c) any assignment, sale or other transfer of Borrower's interest in all or any part of the real or personal property which at any time constitutes collateral for the payment of the Guaranteed Obligations, including, without limitation, a conveyance of such property by Borrower to Lender by deed in lieu of foreclosure;

       (d) any bankruptcy, insolvency, reorganization, adjustment, dissolution, liquidation or other like proceeding involving or affecting Borrower or Lender or their respective properties or creditors, or any action taken with respect to the Loan Documents by any trustee or receiver of Borrower or Lender, or by any court, in any such proceeding;

       (e) any invalidity or unenforceability, in whole or in part, of any term or provision of the Loan Documents or Borrower's incapacity or lack of authority to enter into the Loan Documents;

       (f) any release, compromise, settlement or discharge with respect to all or any portion of Borrower's obligations under the Loan Documents;

       (g) any acceptance of additional or substituted collateral for payment of the Guaranteed Obligations or any release or subordination of any collateral held at any time by Lender as security for the payment of the Guaranteed Obligations; or

       (h) any resort to Guarantor for payment of all or any portion of the Guaranteed Obligations, whether or not Lender shall have resorted to any collateral securing the Guaranteed Obligations, if any, or shall have proceeded to pursue or exhaust its remedies against Borrower (or any other Person) primarily or secondarily liable for the Guaranteed Obligations.

No exercise, delay in exercise or non-exercise by Lender of any right hereby given it, no dealing by Lender with Borrower, Guarantor or any other Person, no change, impairment or suspension of any right or remedy of Lender, and no act or thing which, but for this provision, could act as a release or exoneration of the liabilities of Guarantor hereunder, shall in any way affect, decrease, diminish or impair any of the obligations of Guarantor hereunder or give Guarantor or any other Person any recourse or defense against Lender.

       Section 5.    Waiver. Guarantor unconditionally waives the following:

       (a) notice of acceptance of this Guaranty and notice of any of the matters referred to in Section 4 hereof;

       (b) all notices which may be required by statute, rule of law or otherwise to preserve intact any rights which Lender may have against Guarantor under this Guaranty, including, without limitation, any demand, proof or notice of non-payment of any of the principal of, interest on or other amounts payable under the Loan Documents, and notice of any failure on the part of Borrower to perform and comply with any covenant, agreement, term or condition of the Loan Documents;

       (c) any right to the enforcement, assertion or exercise of any right, power or remedy conferred upon Lender in the Loan Documents or otherwise;

       (d) any requirement that Lender act with diligence in enforcing its rights under the Loan Documents or this Guaranty;

       (e) any right to require Lender to proceed against or exhaust its recourse against Borrower or any security or collateral held by Lender, if any, at any time for the payment of the Guaranteed Obligations or to pursue any other remedy in its power before being entitled to payment from Guarantor under this Guaranty or before proceeding against Guarantor;

       (f) any failure by Lender to file or enforce a claim against the estate (either in administration, bankruptcy or any other proceeding) of Borrower or any other Person;

       (g) any defense based upon an election of remedies by Lender which destroys or otherwise impairs the subrogation rights of Guarantor or the right of Guarantor (after payment of the Guaranteed Obligations) to proceed against Borrower for reimbursement, or both;

       (h) any defense based upon any taking, modification or release of any collateral for the Guaranteed Obligations, if any, or any failure to perfect any security interest in, or the taking of, or failure to take any other action with respect to, any collateral securing payment of the Guaranteed Obligations, if any;

       (i) any defense based upon the addition, substitution or release, in whole or in part, of any Person(s), including, without limitation, another guarantor, primarily or secondarily liable for or in respect of the Guaranteed Obligations;

       (j) any rights or defenses based upon an offset by Guarantor against any obligation now or hereafter owed to Guarantor by Borrower; and

       (k) all other notices which may or might be lawfully waived by Guarantor;

it being the intention hereof that Guarantor shall remain liable as principal, to the extent set forth in this Guaranty, until the payment and performance in full of the Guaranteed Obligations, notwithstanding any act, omission or thing which might otherwise operate as a legal or equitable discharge of Guarantor other than the payment and performance in full of the Guaranteed Obligations. No delay by Lender in exercising any rights and/or powers hereunder or in taking any action to enforce Borrower's obligations under the Loan Documents shall operate as a waiver as to such rights or powers or in any manner prejudice any and all of Lender's rights and powers hereunder against Guarantor. The intention of Guarantor under this Guaranty is that, so long as any of the Guaranteed Obligations remains unsatisfied, the obligations of Guarantor hereunder shall not be discharged except by performance and then only to the extent of such performance. Guarantor agrees that Guarantor's obligations hereunder shall not be affected by any circumstances, whether or not referred to in this Guaranty, which might constitute a legal or equitable discharge of a surety or guarantor.

       Section 6. Election of Remedies. This Guaranty may be enforced from time to time, as often as occasion therefor may arise, and without any requirement that Lender must first pursue or exhaust any remedies available to it against Borrower under the Loan Documents or against any other Person or resort to any collateral at any time held by it for performance of the Guaranteed Obligations, if any, or any other source or means of obtaining payment of any of the Guaranteed Obligations.

       Section 7. Representations and Warranties of Guarantor. Guarantor hereby represents and warrants to the Lender as follows:

       (a) Due Organization; Qualification. Guarantor is qualified to transact business and is in good standing in the State in which it is organized and in each other jurisdiction in which such qualification and/or standing is necessary to the conduct of its business and where the failure to be so qualified would adversely affect the validity of, the enforceability of, or the ability of Guarantor to perform the Guaranteed Obligations.

       (b) Power and Authority. Guarantor has the requisite power and authority (i) to own its properties and to carry on its business as now conducted and as contemplated to be conducted in connection with the performance of the Guaranteed Obligations, and (ii) to execute and deliver this Guaranty and to carry out the transactions contemplated by this Guaranty.

       (c) Due Authorization. The execution, delivery and performance of this Guaranty has been duly authorized by all necessary action and proceedings by or on behalf of Guarantor, and no further approvals or filings of any kind, including any approval of or filing with any Governmental Authority, are required by or on behalf of Guarantor as a condition to the valid execution, delivery and performance by Guarantor of this Guaranty.

       (d) Valid and Binding Obligations. This Guaranty has been duly authorized, executed and delivered by Guarantor and constitutes the legal, valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting the enforcement of creditors' rights generally or by equitable principles or by the exercise of discretion by any court.

       (e) Non-contravention: No Liens. Neither the execution and delivery of this Guaranty, nor the fulfillment of or compliance with the terms and conditions of this Guaranty nor the payment or performance of the Guaranteed
Obligations:

       (i) does or will conflict with or result in any breach or violation of any Applicable Law enacted or issued by any Governmental Authority or other agency having jurisdiction over Guarantor, any of the Mortgaged Properties or any other portion of the Collateral or assets of Guarantor, or any judgment or order applicable to Guarantor or to which Guarantor is subject;

       (ii) does or will conflict with or result in any material breach or violation of, or constitute a default under, any of the terms, conditions or provisions of Guarantor's Organizational Documents, any indenture, existing agreement or other instrument to which Guarantor is a party or to which Guarantor, any of the Mortgaged Properties or any other portion of the Collateral or other assets of Guarantor is subject; or

       (iii) does or will require the consent or approval of any creditor of Guarantor, any Governmental Authority or any other Person except such consents or approvals which have already been obtained.

       (f) Pending Litigation or Other Proceedings. Except as otherwise disclosed in writing, there is no pending or, to the best knowledge of Guarantor, written threat of any action, suit, proceeding or investigation, at law or in equity, before any court, board, body or official of any Governmental Authority or arbitrator which, if decided adversely to Guarantor, would have, or may reasonably be expected to materially interfere with Guarantor's ability to perform its obligations under this Guaranty.

       (g) Solvency. Guarantor is not insolvent and will not be rendered insolvent by the transaction contemplated by this Guaranty and after giving effect to such transaction, Guarantor will not be left with an unreasonably small amount of capital with which to engage in its business or undertakings, nor will Guarantor have incurred, have intended to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. Guarantor did not receive less than a reasonably equivalent value in exchange for incurrence of the Guaranteed Obligations. There (i) is no contemplated, pending or, to the best of Guarantor's knowledge, threatened bankruptcy, reorganization, receivership, insolvency or like proceeding, whether voluntary or involuntary, affecting Guarantor and (ii) has been no assertion or exercise of jurisdiction over Guarantor by any court empowered to exercise bankruptcy powers.

       (h) No Contractual Defaults. There are no material defaults by Guarantor or, to the knowledge of Guarantor, by any other Person under any contract to which Guarantor is a party other than defaults which do not permit the non-defaulting party to terminate the contract and which do not have, and are not reasonably be expected to have, a Material Adverse Effect on

Guarantor. Neither Guarantor nor, to the knowledge of Guarantor, any other Person, has received notice or has any knowledge of any existing circumstances in respect of which it could receive any notice of default or breach in respect of any contracts.

       (i) Representations True and Correct. The representations and warranties made by Guarantor in this Guaranty are true, complete and correct as of the Initial Closing Date and do not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

       (j) ERISA. Guarantor is in compliance in all material respects with all applicable provisions of ERISA and has not incurred any liability to the PBGC under Title IV of ERISA. None of the assets of Guarantor constitute plan assets (within the meaning of Department of Labor Regulation Section 2510.3-101) of any employee benefit plan subject to Title I of ERISA.

       (k) Financial Information. The financial projections relating to Guarantor and delivered to the Lender on or prior to the date hereof, if any, were prepared on the basis of assumptions believed by Guarantor, in good faith at the time of preparation, to be reasonable and Guarantor is not aware of any fact or information that would lead it to believe that such assumptions are incorrect or misleading in any material respect; provided, however, that no representation or warranty is made that any result set forth in such financial projections shall be achieved. The financial statements of Guarantor which have been furnished to the Lender are complete and accurate in all material respects and present fairly the financial condition of Guarantor, as of its date, applied on a consistent basis, and since the date of the most recent of such financial statements no event has occurred which would have, or may reasonably be expected to have a Material Adverse Effect on Guarantor, and there has not been any material transaction entered into by Guarantor other than transactions related to the business of owning, managing and operating real estate. Guarantor has no material contingent obligations which are not otherwise disclosed in its most recent financial statements.

       (1) Accuracy of Information. No information, statement or report furnished in writing to the Lender by Guarantor in connection with this Guaranty or any other Loan Document or in connection with the consummation of the transactions contemplated hereby and thereby contains any material misstatement of fact or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

       (m) No Conflicts of Interest. To the best knowledge of Guarantor, no member, officer, agent or employee of the Lender has been or is in any manner interested, directly or indirectly, in that Person's own name, or in the name of any other Person, in the Guaranty, the Loan Documents, or any Mortgaged Property, in any contract for property or materials to be furnished or used in connection with such Mortgaged Property or in any aspect of the transactions contemplated by the Loan Documents.

       (n) Governmental Approvals. To the best of Guarantor's knowledge, no Governmental Approval not already obtained or made is required for the execution and delivery of this Guaranty or the performance of the terms and provisions hereof by Guarantor.

       (o) Governmental Orders. Guarantor is not presently under any cease or desist order or other orders of a similar nature, temporary or permanent, of any Governmental Authority which would have the effect of preventing or hindering performance of its duties hereunder, nor are there any proceedings presently in progress or to its knowledge contemplated which would, if successful, lead to the issuance of any such order.

       (p) No Reliance. Guarantor acknowledges, represents and warrants that it understands the nature and structure of the transactions contemplated by this Guaranty and the other Loan Documents; that it is familiar with the provisions of all of the documents and instruments relating to such transactions; that it understands the risks inherent in such transactions, including the risk of loss of all or any of the Mortgaged Properties; and that it has not relied on the Lender or Fannie Mae for any guidance or expertise in analyzing the financial or other consequences of the transactions contemplated by this Guaranty or any other Loan Document or otherwise relied on the Lender or Fannie Mae in any manner in connection with interpreting, entering into or otherwise in connection with this Guaranty, any other Loan Document or any of the matters contemplated hereby or thereby.

       (q) Compliance with Applicable Law. Guarantor is in compliance with Applicable Law, including all Governmental Approvals, if any, except for such items of noncompliance that, singly or in the aggregate, have not had and are not reasonably expected to cause, a Material Adverse Effect on Guarantor.

       (r) Contracts with Affiliates. Except as set forth on Schedule 1 hereto, Guarantor has not entered into and is not a party to any contract, lease or other agreement with any Affiliate of Guarantor for the provision of any service, materials or supplies relating to any Mortgaged Property.

       Section 8. Affirmative Covenants of Guarantor. Guarantor agrees and covenants with the Lender that, at all times during the Term of this Guaranty:

       (a) Maintenance of Existence. Guarantor shall maintain its existence and continue to be a corporation organized under the laws of the state of its organization. Guarantor shall continue to be duly qualified to do business in each jurisdiction in which such qualification is necessary to the conduct of its business and where the failure to be so qualified would adversely affect the validity of, the enforceability of, or the ability to perform, its obligations under this Guaranty.

       (b) Financial Statements; Accountants' Reports: Other Information. The Guarantor shall keep and maintain at all times complete and accurate books of accounts and records in sufficient detail to correctly reflect all of the Guarantor's financial transactions and assets. In addition, the Guarantor shall furnish, or cause to be furnished, to the Lender the financial statements required of Guarantor by Section 8.03(a) of the Master Agreement. In addition, the Guarantor shall provide Lender with the following:

       (i) Accountants' Reports. Promptly upon receipt thereof, copies of any reports or management letters submitted to the Guarantor by its independent certified public accountants in connection with the examination of its financial statements made by such accountants (except for reports otherwise provided pursuant to subsection (a) above).

       (ii) Other Reports. Promptly upon receipt thereof, all schedules, financial statements or other similar reports delivered by the Guarantor pursuant to the Loan Documents or reasonably requested by the Lender with respect to the Guarantor's business affairs or condition (financial or otherwise).

       (c) Maintain Licenses. Guarantor shall procure and maintain in full force and effect all licenses, Permits, charters and registrations which are material to the conduct of its business and shall abide by and satisfy all terms and conditions of all such licenses, Permits, charters and registrations.

       (d) Access to Records; Discussions With Officers and Accountants. To the extent permitted by law, Guarantor shall permit the Lender:

       (i) to inspect, make copies and abstracts of, and have reviewed or audited, such of Guarantor's books and records;

       (ii) to discuss Guarantor's affairs, finances and accounts with any of Guarantor's officers, partners and employees;

       (iii) to discuss Guarantor's affairs, finances and accounts with its independent public accountants; and

       (iv) to receive any other information that the Lender deems reasonably necessary or relevant in connection with the Guaranty, any Loan
       Document or the Guaranteed Obligations.

Notwithstanding the foregoing, prior to an Event of Default or Potential Event of Default, all inspections shall be conducted at reasonable times during normal business hours and upon reasonable notice to the Guarantors.

       (e) Inform the Lender of Material Events. Guarantor shall promptly, but in any event within five (5) Business Days, inform the Lender in writing of any of the following (and shall deliver to the Lender copies of any related written communications, complaints, orders, judgments and other documents relating to the following) of which Guarantor has actual knowledge:

       (i) Defaults. The occurrence of any Event of Default or any Potential Event of Default under any Loan Document;

       (ii) Bankruptcy Proceedings. The commencement of any proceedings by or against Guarantor under any applicable bankruptcy, reorganization, liquidation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, trustee or other similar official is sought to be appointed for it;

       (iii) Material Adverse Effect. The occurrence of any act, omission, change or event which has a Material Adverse Effect on Guarantor subsequent to the date of the most recent audited financial statements delivered to the Lender pursuant to Section 8.03 of the Master Agreement;

       (iv) Restructuring of Guarantor. Any restructuring or reorganization of any Guarantor.

       (f) ERISA. Guarantor shall at all times remain in compliance in all material respects with all applicable provisions of ERISA.

       (g) Further Assurances. Guarantor, at the request of the Lender, but without incurring any liability beyond the Guaranteed Obligations, shall execute and deliver and, if necessary, file or record such statements, documents, agreements, UCC financing and continuation statements and such other instruments and take such further action as the Lender from time to time may request as reasonably necessary, desirable or proper to carry out more effectively the purposes of this Guaranty or any of the other Loan Documents or to subject the Collateral to the lien and security interests of the Loan Documents or to evidence, perfect or otherwise implement, to assure the lien and security interests intended by the terms of the Loan Documents or in order to exercise or enforce its rights under the Loan Documents.

       (h) Monitoring Compliance. Upon the request of the Lender, but without incurring any liability beyond the Guaranteed Obligations, from time to time, Guarantor shall promptly provide to the Lender such documents, certificates and other information as may be deemed reasonably necessary to enable the Lender to perform its functions under the Special Pool Purchase Contract as the same relates to the Guarantor.

       Section 9.    Negative Covenants of Guarantor.

       (a) Other Activities. Guarantor shall not dissolve or liquidate in whole or in part.

       (b) Material Adverse Effect. Guarantor shall not knowingly take any action which could reasonably be expected to have any Material Adverse Effect on Guarantor.

       (c) Principal Place of Business. Guarantor shall not change its principal place of business or the location of its books and records, each as set forth in Section 21, without first giving 30 days' prior written notice to the Lender.

       Section 10. Expenses. Guarantor agrees to pay all reasonable costs and out-of-pocket expenses, including court costs and expenses and the reasonable fees and disbursements of legal counsel, incurred by or on behalf of Lender in connection with the enforcement of Guarantor's obligations under this Guaranty or the protection of Lender's rights under this Guaranty. The covenants contained in this Section shall survive the payment of the Guaranteed Obligations.

       Section 11. Condition of Borrower. Guarantor is fully aware of the financial condition of Borrower and is executing and delivering this Guaranty based solely upon Guarantor's own independent investigation of all matters pertinent hereto and is not relying in any manner upon any representation or statement made by Lender. Guarantor represents and warrants that Guarantor is in a position to obtain, and Guarantor hereby assumes full responsibility for obtaining, any additional information concerning Borrower's financial condition and any other matters pertinent hereto as Guarantor may desire and Guarantor is not relying upon or expecting Lender to furnish to Guarantor any information now or hereafter in Lender's possession concerning the same or any other matter. By executing this Guaranty, Guarantor knowingly accepts the full range of risks encompassed within a contract of this type, which risks Guarantor acknowledges.

       Section 12. Further Assurances. Guarantor agrees at any time and from time to time upon request by Lender to take, or cause to be taken, any action and to execute and deliver any additional documents which, in the reasonable opinion of Lender, may be necessary in order to assure to Lender the full benefits of this Guaranty.

       Section 13. Subordination. Guarantor hereby irrevocably and unconditionally agrees that any claims, direct or indirect, Guarantor may have by subrogation or other form of reimbursement, against Borrower or to any security or any interest therein, by virtue of this Guaranty or as a consequence of any payment made by Guarantor pursuant to this Guaranty, shall be fully subordinated in time and right of payment to the payment in full of the Guaranteed Obligations and all other obligations of Guarantor to Lender under this Guaranty.

       Section 14. No Subrogation. Guarantor shall not have any right of subrogation against Borrower by reason of any payment by Guarantor under this Guaranty until such time as all of the Guaranteed Obligations have been satisfied in full. Nothing in the foregoing shall affect any claim which any Guarantor has against Borrower under the terms of the Organizational Documents of the Borrower.

       Section 15. Insolvency and Liability of Borrower. So long as any of the Guaranteed Obligations is unpaid and this Guaranty is in effect, and to the extent not prohibited by the applicable bankruptcy court, Guarantor agrees to file all claims against Borrower in any bankruptcy or other proceeding in which the filing of claims is required by law in connection with indebtedness owed by Borrower to Guarantor and to assign to Lender all rights of Guarantor thereunder up to the lesser of (i) the amount of such indebtedness or (ii) the amount of the Guaranteed Obligations. In all such cases the Person or Persons authorized to pay such claims shall pay to Lender the full amount thereof to the full extent necessary to pay the Guaranteed Obligations, and Guarantor hereby assigns to Lender all of Guarantor's rights to all such payments to which Guarantor would otherwise be entitled. Notwithstanding the foregoing, and except to the extent that any sums owed by Borrower to Lender under the Loan Documents shall have been fully satisfied thereby, the liability of Guarantor hereunder shall in no way be affected by

       (a) the release or discharge of Borrower in any creditors', receivership, bankruptcy or other proceedings; or

       (b) the impairment, limitation or modification of the liability of Borrower or the estate of Borrower in bankruptcy resulting from the operation of any present or future provisions of the Bankruptcy Code or other statute or from the decision in any court.

       Section 16. Preferences, Fraudulent Conveyances, Etc. If Lender is required to refund, or voluntarily refunds, any payment received from Borrower because such payment is or may be avoided, invalidated, declared fraudulent, set aside or determined to be void or voidable as a preference, fraudulent conveyance, impermissible setoff or a diversion of trust funds under the bankruptcy laws or for any similar reason, including, without limitation, any judgment, order or decree of any court or administrative body having jurisdiction over Lender or any of its property, or any settlement or compromise of any claim effected by Lender with Borrower or other claimant (a "Rescinded Payment"), then Guarantor's liability to Lender shall continue in full force and effect, or Guarantor's liability to Lender shall be reinstated, as the case may be, with the same effect and to the same extent as if the Rescinded Payment had not been received by Lender, notwithstanding the cancellation or termination of any Note or any of the other Loan Documents. In addition, Guarantor shall pay, or reimburse Lender for, all expenses (including all reasonable attorneys' fees, court costs and related disbursements) incurred by Lender in the defense of any claim that a payment received by Lender in respect of all or any part of the Guaranteed Obligations from Guarantor must be refunded. The provisions of this Section shall survive the termination of this Guaranty and any satisfaction and discharge of Borrower by virtue of any payment, court order or any federal or state law.

       Section 17. Waiver. Neither this Guaranty nor any term hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by Lender and Guarantor expressly referring to this Guaranty and to the provisions so changed or limited. No such waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of Lender in exercising any right under this Guaranty shall operate as a waiver thereof or otherwise by prejudice thereto.

       Section 18. Notices. All notices or other communications hereunder shall be sufficiently given and shall be deemed given when sent in the manner prescribed by the Master Agreement addressed to the parties as follows:

                  As to Guarantor:          c/o BRE Properties, Inc.
                                            44 Montgomery Street, 36th floor
                                            San Francisco, CA 94104
                                            Fax:     415-445-6534

                  with a copy to:           Latham & Watkins LLP
                                            505 Montgomery Street, Suite 1900
                                            San Francisco, CA 94111-2562
                                            Fax:     415-395-8095

If to Lender or Fannie Mae:

       As provided in the Master Agreement.

       Section 19. Assignability by Lender. Lender may, without notice to Guarantor, assign or transfer the Advances and the Loan Documents, in whole or in part. In such event, each and every immediate and successive assignee, transferee or holder of all or any part of the Advances and the Loan Documents shall have the right to enforce this Guaranty, by legal action or otherwise, as fully as if such assignee, transferee, or holder were by name specifically given such right and power in this Guaranty. Lender shall have an unimpaired right to enforce this Guaranty for its benefit as to so much of the Advances and the Loan Documents as Lender has not sold, assigned or transferred.

       Section 20. Guarantor Bound by Judgment Against Borrower. Guarantor shall be conclusively bound, in any jurisdiction, by the judgment in any action by Lender against Borrower in connection with the Loan Documents (wherever instituted) as if Guarantor were a party to such action even if not so joined as a party.

       Section 21. Governing Law. The provisions of Section 17.06 of the Master Agreement (entitled Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial) are hereby incorporated into this Agreement by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein.

       Section 22. Invalid Provisions. If any provision of this Guaranty or the application thereof to Guarantor or any circumstance in any jurisdiction whose laws govern this Guaranty shall, to any extent, be invalid or unenforceable under any applicable statute, regulation or rule of law, then such provision shall be deemed inoperative to the extent of such invalidity or unenforceability and shall be deemed modified to conform to such statute, regulation or rule or law. The remainder of this Guaranty and the application of any such invalid or unenforceable provision to parties, jurisdictions or circumstances other than those to whom or to which it is held invalid or unenforceable, shall not be affected by such invalidity or unenforceability nor shall such invalidity or unenforceability affect the validity or enforceability of any other provision of this Guaranty.

       Section 23. General Provisions. This Guaranty shall be binding upon the respective successors and assigns of Guarantor, and shall inure to the benefit of Lender and its successors and assigns, including, without limitation, each successive holder of the Notes. The descriptive headings of the Sections of the Guaranty have been inserted herein for convenience of reference only and shall not define or limit the provisions hereof.

       Section 24. Obligations Joint and Several. The obligations of Guarantor hereunder shall be joint and several with the obligations of any other guarantors under this and any other guaranty and the obligations of the Borrower under the Loan Documents.

                  (Remainder of page intentionally left blank)

       IN WITNESS WHEREOF, Guarantor has signed this Guaranty under seal as of the day and year first above written.

                                    BRE PROPERTIES, INC., a Maryland corporation

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                   SCHEDULE 1

       List of Contracts with Affiliates Relating to Mortgaged Properties

1. Asset Management Agreement dated as of May 2, 2003 by and between BRE Properties, Inc. and BRE-FMCF, LLC.

                  EXHIBIT T TO MASTER CREDIT FACILITY AGREEMENT

                             CERTIFICATE OF BORROWER

       All Capitalized Terms used in this Certificate of Borrower have the meanings given to those terms in the Master Credit Facility Agreement ("Agreement") or elsewhere in this Certificate of Borrower unless the context or use clearly indicates a different meaning.

       In addition to all other representations, warranties and covenants made by BRE-FMCF, LLC, a Delaware limited liability company ("Borrower") in connection with:

              (a) the establishment by Lender of the Credit Facility in the amount of $100,000,000 pursuant to the Agreement;

              (b) the securing of the obligations of Borrower under the Agreement and the other Loan Documents by the Security Instruments and any other Security Documents; and

              (c) the issuance by Fannie Mae of mortgaged-backed securities which are secured by an interest in the Notes and the Collateral Pool securing the Notes;

       Borrower does hereby represent, warrant and covenant to Lender and Fannie Mae, as of the _____ day of ____________________, 200_, with respect to itself, as follows:

       1.     Review of Documents. Borrower has reviewed the Loan Documents.

       2. Purpose of Certificate. This Certificate is delivered to Lender and Fannie Mae, in order to induce (a) Lender to enter into the Agreement and to establish the Credit Facility in favor of Borrower; and (b) Fannie Mae to agree to issue mortgage-backed securities which are secured by an interest in the Notes and the Collateral Pool securing the Notes.

       3.     Due Organization; Qualification.

              (a) Borrower is qualified to transact business and is in good standing in the State in which it is organized and in each other jurisdiction in which such qualification and/or standing is necessary to the conduct of its business and where the failure to be so qualified would adversely affect the validity of, the enforceability of, or the ability of the Borrower to perform the Obligations under the Agreement and the other Loan Documents. Borrower is qualified to transact business and is in good standing in each State in which it owns a Mortgaged Property.

              (b) Borrower's principal place of business, principal office and office where it keeps its books and records as to the Collateral is located at the address set out in Section 17.08 of the Agreement.

       4. Power and Authority. Borrower has the requisite power and authority (a) to own its properties and to carry on their business as now conducted and as contemplated to be conducted in connection with the performance of the Obligations under the Agreement and under the other Loan Documents to which it is a party and (b) to execute and deliver the Agreement

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

and the other Loan Documents and to carry out the transactions contemplated by the Agreement and the other Loan Documents to which it is a party.

       5. Due Authorization. The execution, delivery and performance of the Agreement and the other Loan Documents to which it is a party have been duly authorized by all necessary action and proceedings by or on behalf of Borrower, and no further approvals or filings of any kind, including any approval of or filing with any Governmental Authority, are required by or on behalf of Borrower as a condition to the valid execution, delivery and performance by Borrower of the Agreement or any of the other Loan Documents to which it is a party.

       6. Valid and Binding Obligations. The Agreement and the other Loan Documents to which it is a party have been duly executed and delivered by Borrower and constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting the enforcement of creditors' rights generally or by equitable principles or by the exercise of discretion by any court.

       7. Single-Purpose Status. Except as otherwise expressly approved by Fannie Mae in writing, the Borrower is a Single-Purpose entity and does not own any real property or assets other than the Mortgaged Properties and does not operate any business other than the management and operation of the Mortgaged Properties.

       8. No Default. The execution, delivery and performance of the obligations imposed on Borrower under the Loan Documents to which it is a party and the Security Documents will not cause Borrower to be in default under the provisions of any agreement, judgment or order to which Borrower is a party or by which Borrower is bound.

       9. Financial Statements. The financial statements of Borrower and any managing member of Borrower furnished to Lender, are, in each case, complete and accurate in all material respects and present fairly the financial condition of such entities or persons, as of its date in accordance with GAAP, applied on a consistent basis.

       10. Financial Condition. No material adverse change in the financial condition of Borrower or any managing member of Borrower has occurred between the respective dates of the financial statements which were furnished to Lender relating to such entities or persons and the date hereof.

       11. No Insolvency or Judgment. Neither Borrower, nor any managing member of Borrower is currently (a) the subject of or a party to any completed or pending bankruptcy, reorganization or insolvency proceeding; or (b) the subject of any judgment unsatisfied of record or docketed in any court of the state in which any Mortgaged Property is located or in any court located in the United States.

       12. Taxes Paid. Borrower has filed all federal, state, county and municipal tax returns required to have been filed by Borrower, and has paid all taxes which have become due pursuant to such returns or to any notice of assessment received by Borrower, and Borrower has no

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

knowledge of any basis for additional assessment with respect to such taxes. To the best of Borrower's knowledge, there are not presently pending any special assessments against any Mortgaged Property or any part thereof.

       13. ERISA. Borrower is in compliance in all material respects with all applicable provisions of ERISA and has not incurred any liability to the PBGC under Title IV of ERISA. None of the assets of Borrower constitute plan assets (within the meaning of Department of Labor Regulation Section 2510.3-101) of any employee benefit plan subject to Title I of ERISA.

       14. Governmental Approvals; Governmental Orders. No Governmental Approval not already obtained or made is required for the execution and delivery of the Agreement or any other Loan Document or the performance of the terms and provisions thereof by the Borrower. Borrower is not presently under any cease or desist order or other orders of a similar nature, temporary or permanent, of any Governmental Authority which would have the effect of preventing or hindering performance of the terms and provisions of the Agreement or any other Loan Document, nor are there any proceedings presently in progress or to its knowledge contemplated which would, if successful, lead to the issuance of any such order.

       15. Impositions. Borrower has paid all of the following items which have become due and payable regarding any Mortgaged Property: taxes, government assessments; insurance premiums; water, sewer and municipal charges; leasehold payments; ground rents; all parties furnishing labor and materials and, except for such liens or claims insured against by the policy of title insurance to be issued in connection with the Credit Facility, there are no mechanics', laborers' or materialmen's liens or claims outstanding for work, labor or materials affecting any Mortgaged Property, whether prior to, equal with or subordinate to the lien of any Security Instrument; and any other charges affecting any Mortgaged Property.

       16. Compliance with Applicable Laws. Each Mortgaged Property complies in all material respects with all Applicable Laws affecting such Mortgaged Property. Without limiting the foregoing, all material Permits, including certificates of occupancy, to the extent issued by the relevant jurisdiction, have been issued and are in full force and effect. Neither Borrower nor, to the knowledge of Borrower, any former owner of any Mortgaged Property, has received any written notification or threat of any actions or proceedings regarding the noncompliance or nonconformity of any Mortgaged Property with any Applicable Laws or Permits, which noncompliance or nonconformity would have a material adverse effect on the relevant Mortgaged Property, nor is Borrower otherwise aware of any such pending actions or proceedings.

       17.    Leases.

              (a) Borrower has delivered to Lender a true and correct copy of the form apartment lease for each Mortgaged Property (and, with respect to leases executed prior to the date on which Borrower first owned the Mortgaged Property, the form apartment lease used for such leases). Except as set forth in a Rent Roll, no Lease for any unit in any Mortgaged Property (i) is for a term in excess of one year, including any renewal or extension period unless such renewal or extension period is subject to termination by the Borrower Parties upon not more than

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

30 days' written notice, (ii) provides for prepayment of more than one month's rent, or (iii) was entered into in other than the ordinary course of business.

              (b) Except for any assignment of leases and rents which is a Permitted Lien or which is to be released in connection with the consummation of the transactions contemplated by the Agreement, Borrower is the owner and holder of the landlord's interest under each of the Leases and there are no prior outstanding assignments of any such Lease, or any portion of the rents, additional rents, charges, issues or profits due and payable or to become due and payable thereunder.

              (c) Each Lease constitutes the legal, valid and binding obligation of Borrower and, to the knowledge of Borrower, of each of the other parties thereto, enforceable in accordance with its terms, subject only to bankruptcy, insolvency, reorganization or other similar laws relating to creditors' rights generally, and equitable principles, and except as disclosed in writing to the Lender, no notice of any default by Borrower which remains uncured has been sent by any tenant under any such Lease, other than defaults which do not have, and are not reasonably expected to have, a Material Adverse Effect on the Mortgaged Property subject to the Lease.

              (d) All premises demised to tenants under Leases are occupied by such tenants as tenants only. No Lease contains any option or right to purchase, right of first refusal or any other similar provisions.

       18. Condition of the Mortgaged Properties. Except as disclosed in any third party report delivered to Lender prior to the date on which any Mortgaged Property is added to the Collateral Pool, or otherwise disclosed in writing by Borrower to Lender prior to such date, each Mortgaged Property is in good condition, order and repair, there exist no structural or other material defects in such Mortgaged Property (whether patent or, to the best knowledge of Borrower, latent or otherwise) and Borrower has not received notice from any insurance company or bonding company of any defects or inadequacies in such Mortgaged Property, or any part of it, which would adversely affect the insurability of such Mortgaged Property or cause the imposition of extraordinary premiums or charges for insurance or of any termination or threatened termination of any policy of insurance or bond. No claims have been made against any contractor, architect or other party with respect to the condition of any Mortgaged Property or the existence of any structural or other material defect therein. No Mortgaged Property has been materially damaged by casualty which has not been fully repaired or for which insurance proceeds have not been received or are not expected to be received except as previously disclosed in writing to Lender. There are no proceedings pending for partial or total condemnation of any Mortgaged Property except as disclosed in writing to Lender.

       19. Representations and Warranties True. Each and every representation and warranty contained herein will remain true and correct at all times from the date hereof until all Obligations have been performed in full in accordance with the terms of the Loan Documents and the Security Documents. In the event that any representation or warranty contained herein becomes untrue, in whole or in part, after the date hereof, Borrower will so advise Lender and Fannie Mae in writing immediately.

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

       20. Ratification. Borrower covenants that it shall, promptly upon the request of Lender or Fannie Mae ratify and affirm this Certificate of Borrower in writing, as of such date or dates as such Person shall specify.

       21. Survival. The representations, warranties and covenants set forth in this Certificate of Borrower shall survive the execution and delivery of the Loan Documents, regardless of any investigation made by Lender or Fannie Mae.

               The remainder of this page is intentionally blank.

       IN WITNESS WHEREOF, Borrower has executed this Certificate of Borrower as of the day and year first above written.

                                     BORROWER:

                                     BRE-FMCF, LLC, a Delaware limited liability

                                     company

                                     By:       BRE Properties, Inc., a Maryland
                                               corporation, its sole member

                                              By:
                                                 -------------------------------

                                              Name:
                                                   -----------------------------

                                              Title:
                                                    ----------------------------

                                       T-6